ANNUAL REPORT AS OF
SEPTEMBER 30, 1996


SEI INSTITUTIONAL
MANAGED TRUST



===============================================================================
Large Cap Value
===============================================================================
Large Cap Growth
===============================================================================
Small Cap Value
===============================================================================
Small Cap Growth
===============================================================================
Mid-Cap
===============================================================================
Capital Appreciation
===============================================================================
Equity Income
===============================================================================
Balanced
===============================================================================
Core Fixed Income
===============================================================================
Bond
===============================================================================
High Yield Bond
===============================================================================


[LOGO]
SEI

TABLE OF CONTENTS
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS OF
    FUND PERFORMANCE.................................................     1
REPORT OF INDEPENDENT ACCOUNTANTS....................................    15
STATEMENT OF NET ASSETS..............................................    16
STATEMENT OF OPERATIONS..............................................    52
STATEMENT OF CHANGES IN NET ASSETS...................................    54
FINANCIAL HIGHLIGHTS.................................................    56
NOTES TO FINANCIAL STATEMENTS........................................    59
SHAREHOLDER VOTING RESULTS...........................................    64
NOTICE TO SHAREHOLDERS...............................................    68

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


 LARGE CAP VALUE PORTFOLIO
     ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
       SUB-ADVISERS--MELLON EQUITY ASSOCIATES
                     MERUS-UCA CAPITAL MANAGEMENT
                     LSV ASSET MANAGEMENT
OBJECTIVE
      The Portfolio seeks to provide long-term growth of capital and income by investing in the equity securities of large companies. The Portfolio invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the adviser's opinion, are undervalued in the marketplace at the time of purchase.

STRATEGY
      SEI Financial Management Corporation ("SFM") employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Portfolio is jointly sub-advised by three investment managers. Assets of the Portfolio are strategically allocated among its three sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.
      Through various investment approaches, each sub-adviser contributes a unique expertise or substyle to the Portfolio. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value. Mellon Equity Associates invests primarily in large cap value stocks that are representative of the market. Merus-UCA Capital Management pursues an investment strategy focusing on companies with above market dividend yields.
      Each of the aforementioned substyles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS
      The Portfolio posted a 18.3% return for the year ended September 30, 1996 led by stock selection within electrics and telephones.
      Domestic equity markets continued to move higher over the year as stock prices benefited from strong economic fundamentals throughout the year. Low interest rates accompanied by low inflation led the way for the popular "soft landing" that to date, has been achieved. Large cap stocks dominated small caps over the time period and growth outperformed value. Factors that drove the market in 1995, have continued to be dominant throughout fiscal 1996. Specifically, money center and major regional banks have continued to rise on consolidation, cost-cutting and merger activity. The industry remains one of the last merger plays in the market today. In addition, technology stocks recovered from a sell off in the first and second calendar quarters of 1996 to be among the best returning industries for the year. However, the electric utility industry struggles amid competition concerns while telephone stocks experienced a let down following a strong 1995 on profit taking and competition concerns.
      The Portfolio benefited from exposure in the bank industry, but most of the return came as a result of the specific stock selection in the underperforming telephone and electric utility group. Despite industry wide concerns, specific stocks contributed to the overall return of the Portfolio. Consolidation is beginning to become a large factor in the industry performance. In the Portfolio, Noram Energy and Portland General were among the top five returning utilities due to merger activity. In addition, gas prices have slowly risen.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996



==================================================
              LARGE CAP VALUE
==================================================
         AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------
         One Year      Annualized
          Return    Inception to Date
--------------------------------------------------
           18.33%      22.76%
--------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE PORTFOLIO, VERSUS THE FRANK RUSSELL 1000 VALUE INDEX, THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA VALUE INDEX


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Large Cap Value Portfolio from October 31, 1994 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index, Frank Russell 1000 Value Index, and the S&P /Barra Value Index. The plot points used to draw the line graph were as follows:


Period Ended      Growth of $10,000            Growth of $10,000      Growth of $10,000         Growth of $10,000
                  Invested in Large Cap Value  Invested in S&P 500    Invested in S&P/BARRA     Invested in Frank Russell
                  Portfolio                    Composite Index        Value Index               1000 Value Index

10/31/94          $10,000                      $10,000                $10,000                   $10,000
09/30/95          $12,422                      $12,689                $12,497                   $12,593
09/30/96          $14,699                      $15,267                $14,826                   $14,854


1 For the period ended 9/30/96. Past performance is not predictive of future performance. The performance indicated above begins on October 3, 1994 at which time Mellon Equity Associates began acting as investment adviser to the Portfolio. Previous periods during which the Portfolio was advised by another investment adviser are not shown.



LARGE CAP GROWTH PORTFOLIO

        ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
        SUB-ADVISERS--ALLIANCE CAPITAL MANAGEMENT, L.P.
                 IDS ADVISORY GROUP, INC.
                 PROVIDENT INVESTMENT COUNSEL, INC.
OBJECTIVE
      The investment objective of the Large Cap Growth Portfolio is capital appreciation by investing in the equity securities of large companies. The Portfolio invests in the securities of issuers believed to possess significant growth potential.

STRATEGY
      SEI Financial Management ("SFM") employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Portfolio is jointly sub-advised by three investment managers. Assets of the Portfolio are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.
      Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Portfolio. Alliance Capital Management, L.P. invests in large cap growth stocks that are representative of the market. IDS Advisory Group Inc. invests primarily in large-cap growth stocks whose sector is expected to outperform the market. Provident Investment Counsel, Inc. invests primarily in mid-cap and large-cap stocks which are expected to demonstrate very high long term earnings growth.
      Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS
      The Portfolio returned 20.59% for the one-year period ended September 30, 1996. Through our continuous monitoring of the Portfolio's sources of return, we identified an area of the market which we did not have full exposure. As a result, Provident Investment Counsel, Inc. was added as a sub-advisor to the portfolio to exploit the opportunities in the very high growth, mid-cap to large-cap companies.
      Technology stocks continued their strong advances throughout the year and contributed significantly to the Portfolio's performance. Healthcare and consumer non-durables companies, each significant exposures in the Portfolio, experienced sharp gains as the stability of earnings growth for these companies become very attractive as corporate earnings growth, along with the economy, begins to slow.

      While the broad market advanced significantly during the year, the telephone industry was rather weak as competition sharply increased at the same time as AT&T engineered their breakup. Also, given the tragic airline crashes and rising fuel prices, this industry has been disappointing.
      The Portfolio continues to be positioned for slower economic growth and low interest rates. Consumer, drug, financial services and technology companies are expected to perform strong in this economy.


==============================================
              LARGE CAP GROWTH
==============================================
        AVERAGE ANNUAL TOTAL RETURN1
----------------------------------------------
    One Year                 Annualized
     Return               Inception to Date
----------------------------------------------
     20.59%                    27.88%
----------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH PORTFOLIO, VERSUS THE FRANK RUSSELL 1000 GROWTH INDEX, AND THE S&P/BARRA GROWTH INDEX


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Large Cap Growth Portfolio from December 31, 1994 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P /BARRA Growth Index, and the Frank Russell 1000 Growth Index. The plot points used to draw the line graph were as follows:

Period Ended  Growth of $10,000    Growth of $10,000       Growth of $10,000
              Invested in          Invested in             Invested in
              Large Cap Growth     Frank Russell 1000      S&P/BARRA
              Portfolio            Growth Index            Growth Index
12/31/94      $10,000              $10,000                 $10,000
09/30/95      $12,751              $13,123                 $13,078
09/30/96      $15,377              $15,931                 $15,963


1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 12/20/94.



SMALL CAP VALUE PORTFOLIO
          ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
           SUB-ADVISER--1838 INVESTMENT ADVISORS, L.P.
                        BOSTON PARTNERS ASSET MANAGEMENT, L.P.

OBJECTIVES
      The Small Cap Value Portfolio seeks to provide capital appreciation by investing in equity securities of smaller companies. The Portfolio invests in the stocks of companies whose prices appear low relative to certain fundamental characteristics such as earnings, book value or return on equity.

STRATEGY
      SEI Financial Management Corporation's ("SFM") investment strategy is to add value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Portfolio is sub-advised by two investment managers, which are responsible for the stock selection of the Portfolio.
      Using a bottom-up selection process, 1838 Investment Advisors, L.P. screens a universe of over 9000 companies to generate a list of stocks with low market capitalization and low price-to-earnings ratios. These survivors are then rigorously evaluated to create a portfolio of securities with strong balance sheets and potential for price appreciation.
      Boston Partners Asset Management combines quantitative and fundamental approaches to seeking out value by examining many facets of companies' fundamental worth. Book value is stressed as a common measure among these facets, as are high returns on assets, turnaround situations and the presence of catalysts to realize fundamental value.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996



ANALYSIS
      The Small Cap Value Portfolio posted a 10.9% return for fiscal year ended 1996. Boston Partners Asset Management was added to the portfolio in November 1995 and brings a more diverse value approach to the Portfolio.
      Fiscal 1996 was a good one for financial and energy related stocks. Companies within the financial services industry benefited from both low interest rates and merger related activity within the industry. Higher oil prices and rising tensions in the Middle East help propel the energy sector higher with the domestic oil industry leading the way. Consumer durable companies benefited from the lower interest rate environment, as well as, the rising level of consumer confidence.
      The Portfolio returns were hurt for the year due to the underweighting in the finance, apparel and energy sectors of the market. The apparel industry was one the worst performing industry for the year as several companies consistently reported lower than expected earnings. However, good stock selection in the food & agriculture and paper products industries added to the overall return of the Portfolio.
      The Portfolio continues to focus on companies with low price-to-asset ratios as the market climbs to new highs. Over time, this strategy has proven to reward investors with superior returns without taking on unrewarded risks.


================================================
              SMALL CAP VALUE
================================================
         AVERAGE ANNUAL TOTAL RETURN1
------------------------------------------------
    One Year                Annualized
     Return              Inception to Date
------------------------------------------------

    10.86%                     18.62%
------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE PORTFOLIO, VERSUS THE FRANK RUSSELL 2000 VALUE INDEX


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Small Cap Value Portfolio from December 31, 1994 through September 30, 1996 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Value Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000              Growth of $10,000
                  Invested in Small Cap Value    Invested in Frank Russell 2000
                  Portfolio                      Value Index

12/31/94          $10,000                        $10,000
09/30/95          $11,889                        $12,219
09/30/96          $13,180                        $13,866



1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
  PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 12/20/94.



SMALL CAP GROWTH PORTFOLIO
    ADVISOR--SEI FINANCIAL MANAGEMENT CORPORATION
  SUB-ADVISOR--APODACA-JOHNSTON CAPITAL MANAGEMENT, INC.
               FIRST OF AMERICA INVESTMENT CORP.
               NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC.
               WALL STREET ASSOCIATES

OBJECTIVES
      The Small Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities of smaller companies. The Portfolio invests in the stocks of companies that are in a early stage or at a transitional point in their development and have demonstrated or have potential for above average capital growth.

STRATEGY
      SEI Financial Management Corporation ("SFM") employs a multi-manager structure to gain exposure to the entire small cap growth sector, adding value through stock selection while minimizing risk in the form of capitaliza-tion, valuation and economic sector exposures. The Portfolio is jointly sub-advised by four investment managers. Assets of the portfolio are strategically allocated among its four sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.
      Through various investment approaches, each sub-advisor contributes a particular expertise or sub-style to the Portfolio. Apodaca-Johnston Capital Management, Inc. invests primarily in micro-cap stocks with above average earnings acceleration. First of America Investment Corporation pursues an investment strategy focusing on strong sales and earnings growth. Nicholas-Applegate Capital Management, Inc. screens stocks for high and accelerated earnings growth and then selects those with attractive current prices relative to sustainable cash flow. Wall Street Associates seeks out micro-cap stocks with long-term earnings growth potential.
      Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS
      The Small Cap Growth Portfolio (Class A shares) posted an impressive 26.6% for the fiscal year ended September 30, 1996. Fiscal 1996 was an eventful year for the Portfolio. Investment Advisers, Inc. and Pilgrim Baxter & Associates, Ltd. resigned in December, 1995 and June of 1996, respectively, because of style and business issues, and First of America Investment Corporation was hired as a sub-advisor on June 3, 1996. This transition has allowed the Portfolio to increase its exposure to the micro-cap end of the market as well as pare back its exposure to momentum.
      Fiscal 1996 was a good one for the drug and retail sectors of the market. With interest rates remaining low and consumer confidence rising throughout the year, retailers continued to report higher than expected earnings. The Portfolio benefited from the combination of its 5.0% average weight and superior stock selection in the retail sector. Drug & medicine stocks performed particularly well as the FDA expedited the approval process of new pharmaceuticals and medical devices.
         The Portfolio benefited from its exposure to momentum. Fiscal 1996 was an ideal time for this sub-style to perform well due to the continued volatility in the market. The Portfolio continues to be style neutral to the Frank Russell 2000 Growth Index. In the first quarter of fiscal 1997, SEI will add a manager that will reduce the Portfolio's exposure to momentum.


===============================================================================
                             SMALL CAP GROWTH
===============================================================================
                       AVERAGE ANNUAL TOTAL RETURN1
-------------------------------------------------------------------------------
                                                   Annualized
                                         One Year    3 Year      Annualized
                                          Return     Return   Inception to Date
-------------------------------------------------------------------------------
                     Class A              26.56%     21.57%        24.42%
-------------------------------------------------------------------------------
                     Class D, w/o load    26.01%     21.19%        24.16%
-------------------------------------------------------------------------------
                     Class D, w/load      19.71%     19.14%        22.72%
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO, CLASS A AND CLASS D, VERSUS THE FRANK RUSSELL 2000 GROWTH INDEX, THE WILSHIRE SMALL CAP GROWTH INDEX, AND THE S&P 500 COMPOSITE INDEX


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains)of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Small Cap Growth Portfolio, Class A and Class D from
April 30, 1992 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index, Frank Russell 2000 Growth Index, and Wilshire Small Cap Growth Index.

The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000    Growth of $10,000    Growth of $10,000    Growth of $10,000     Growth of $10,000
                  Invested in          Invested in          Invested in          Invested in           Invested in
                  Small Cap Growth     Small Cap Growth     in S&P 500           Frank Russell 2000    Wilshire Small Cap
                  Portfolio, Class A   Portfolio, Class D   Composite Index      Growth Index          Growth Index

04/30/92          $10,000               $9,500              $10,000              $10,000               $10,000
09/30/92          $10,659              $10,126              $10,211               $9,522                $9,837
09/30/93          $14,690              $13,955              $11,538              $12,301               $13,382
09/30/94          $14,723              $13,938              $11,963              $12,409               $13,719
09/30/95          $20,856              $19,714              $15,520              $15,905               $18,616
09/30/96          $26,395              $24,842              $18,673              $17,909               $20,832

1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
  PERFORMANCE. CLASS A AND CLASS D SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 4/20/92 AND 5/2/94, RESPECTIVELY. THE PERFORMANCE SHOWN FOR THE CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.00% FOR THE CLASS D SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


 MID-CAP PORTFOLIO
  ADVISER-SEI FINANCIAL MANAGEMENT CORPORATION
  SUB-ADVISER-MARTINGALE ASSET MANAGEMENT L.P.

OBJECTIVES
      The Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of mid-sized companies.

STRATEGY
      The Portfolio's investment philosophy is based on a bottom-up stock selection process which emphasizes securities that have dramatic earnings acceleration, sustainable growth, positive relative price momentum and an attractive valuation. This philosophy results in a Portfolio which will tend to have a higher than average price-to-earnings ratio, price-to-book ratio, and return on equity, and a lower than average dividend yield.

ANALYSIS
      The Mid-Cap Portfolio gained 16.0% for the year ended September 30, 1996 driven by stock selection in business machines and drug stocks.
      Domestic equity markets continued to move higher over the year as stock prices benefited from strong economic fundamentals throughout the year. Low interest rates accompanied by low inflation led the way for the popular "soft landing" that to date, has been achieved. Large cap stocks dominated small caps over the time period and growth outperformed value.
      The sectors that drove the market in 1995, finance and technology, are the same two that pushed the market to the record levels in 1996. Consolidation and cost-cutting have allowed banks to build reserves and withstand higher loan defaults and slightly rising interest rates. Strong demand for computer chips in 1995 slowed slightly in 1996, but have just recently regained their strength. The business machine industry withstood a slight sell-off in the first and second quarter of 1996, but rebounded strongly in the third calendar quarter.
      The Mid-Cap Portfolio maintained a 4.5% position in banks which was a strong policy for the year. Comerica and US Bancorp were both up more than 44% for the year, and together they contributed 35 basis points to the overall return. Insurance, thrifts and miscellaneous finance were also contributors to the return for the year. Drug companies also showed strong returns, specifically Bergen Brunswig Corp. and Value Health Inc., up 51.3% and 30.2% respectively.
      Technology, following its mild sell off due to slowing demand, saw a rebound in orders as inventory was reduced. With the pick up in microchip demand, related technology stocks in the hardware, software and computer retail companies shared in the run-up. Gateway 2000 and Western Digital Corp. were two such related stocks that returned 56.1% and 107.0%, respectively. The Portfolio has been managed over the year to provide consistent mid cap exposure with little drift in style. It has successfully provided exposure with added value through stock selection.

=============================================
                   MID-CAP
=============================================
        AVERAGE ANNUAL TOTAL RETURN1
---------------------------------------------
 One Year     Annualized       Annualized
  Return    3 Year Return   Inception to Date
---------------------------------------------
  16.03%        8.50%            12.80%
---------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE MID-CAP PORTFOLIO, VERSUS THE FRANK RUSSELL MID-CAP INDEX, THE S&P 500 COMPOSITE INDEX, AND THE WILSHIRE MID-CAP GROWTH INDEX




                                [GRAPHIC OMITTED]



A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Mid-Cap Portfolio from February 28, 1993 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index, Frank Russell Mid-Cap Index, and Wilshire Mid-Cap Growth Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000      Growth of $10,000          Growth of $10,000     Growth of $10,000
                  Invested in Mid-Cap    Invested in Frank Russell  Invested in S&P 500   Invested in Wilshire Mid-Cap
                  Portfolio              Mid-Cap Index              Composite Index       Growth Index

02/28/93          $10,000                $10,000                    $10,000               $10,000
09/30/93          $11,779                $11,049                    $10,525               $11,217
09/30/94          $10,825                $11,232                    $10,913               $11,878
09/30/95          $12,966                $14,274                    $14,157               $16,118
09/30/96          $15,045                $16,564                    $17,033               $18,596


1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 2/16/93.


CAPITAL APPRECIATION
                           PORTFOLIO
          ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
            SUB-ADVISER--STI CAPITAL MANAGEMENT, N.A.

OBJECTIVES
      The Capital Appreciation Portfolio seeks to provide capital appreciation through a diversified portfolio of common stocks. Dividend income is incidental to the growth of capital. Securities are selected for the Portfolio based on factors believed to be favorable for long-term appreciation, such as historical returns on equity and earnings growth rates. Holdings in the Portfolio are rotated between various market sectors based on economic analysis of the business cycle.

STRATEGY
      The investment management process followed by the sub-adviser emphasizes business cycle analysis, sector rotation and stock selection. The sub-adviser identifies market sectors that appear undervalued and/or are outperforming other sectors during a specific interval in the business cycle. The sub-adviser then selects securities with a history of growth and a P/E ratio below comparable companies in that market sector. Trading ranges are assigned for the prices of these companies and these companies are actively traded while the sector remains in favor. As a sector's favor changes over the business cycle, holdings are shifted into the sectors showing the most potential for return.

ANALYSIS
      The Portfolio returned 22.1% for the one-year period ended September 30, 1996. Performance benefited during the year from strong stock selection and industry selection as well as a low cash position and more concentrated holdings.
      As the Federal Reserve engineered a soft-landing during the past twelve months, the slowing economy provided a broad trading range for securities. Growth companies were in favor over this time period as investors shifted from smaller-cap companies into more predictable large-cap companies with proven records of earnings growth. Additionally, there was a significant amount of sector rotation in large-cap growth companies during the fiscal year. Technology, healthcare, leisure and financial services companies have each been in and out of favor during the year. The Portfolio benefited from this volatility as overvalued securities were traded for undervalued securities which enhanced performance from stock selection.
      The Portfolio, which invests primarily in high quality growth companies, is in position to take advantage of slower corporate earnings growth and economy as well as stable interest rates.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996



======================================
       CAPITAL APPRECIATION
======================================
  AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------
           Annualized
 One Year    5 Year     Annualized
  Return     Return  Inception to Date
--------------------------------------
   22.14%    12.85%       14.44%
--------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CAPITAL APPRECIATION PORTFOLIO, VERSUS THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA GROWTH INDEX


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains)of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Capital Appreciation Portfolio from March 31, 1988 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index and S&P/BARRA Growth Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000      Growth of $10,000    Growth of $10,000
                  Invested in            Invested in          Invested in
                  Capital Appreciation   S&P 500              S&P/ BARRA
                  Portfolio              Composite Index      Growth Index

03/31/88          $10,000                $10,000              $10,000
09/30/88          $10,360                $10,703              $10,605
09/30/89          $14,238                $14,233              $14,301
09/30/90          $13,419                $12,918              $13,531
09/30/91          $17,671                $16,946              $18,324
09/30/92          $19,615                $18,819              $20,382
09/30/93          $22,265                $21,265              $21,122
09/30/94          $22,241                $22,048              $22,581
09/30/95          $26,473                $28,602              $29,733
09/30/96          $32,335                $34,414              $36,292



1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 3/1/88.


EQUITY INCOME PORTFOLIO
            ADVISOR--SEI FINANCIAL MANAGEMENT CORPORATION
              SUB-ADVISOR--MERUS-UCA CAPITAL MANAGEMENT

OBJECTIVES
      The Portfolio seeks to provide current income, moderate capital appreciation, and long-term growth of capital through a diversified portfolio of common stocks. The Portfolio invests in securities which have a high current yield and a low level of volatility relative to the market while participating in rising markets.

STRATEGY
      The investment management process followed by the sub-adviser emphasizes current income. The Portfolio is managed to provide a yield which is approximately 120 to 200 basis points above the yield on the S&P 500. Securities which have favorable long-term fundamental characteristics are selected for the Portfolio when their current yields are at the upper end of their historic yield ranges. When the price of a stock rises sufficiently to cause its yield to drop to the lower end of this historic range, the security will be sold. The yield of a security might vary between its buy and sell range over a three or four year cycle, and the turnover of the Portfolio is typically a low 30% per year.

ANALYSIS
      The Portfolio returned 18.2% for the year ended September 30, 1996 driven by exposure in the banking sector as well as stock selection in the telephone industry.
      Domestic equity markets continued to move higher over the year as stock prices benefited from strong economic fundamentals throughout the year. Low interest rates accompanied by low inflation led the way for the popular "soft landing" that to date, has been achieved. Large cap stocks dominated small caps over the time period and growth outperformed value. High quality, yield stocks have failed to keep up with the technology dominated stock market rally in 1996. In addition, high yielding electric utilities were also a drag on performance relative to the broad market as earnings outlooks look weak in the competitive future.
      Factors that drove the market in 1995, have continued to be dominant throughout fiscal 1996. Specifically, money center and major regional banks have continued to rise on consolidation, cost-cutting and merger activity. The industry remains one of the last merger plays in the market today. The Portfolio's largest exposure is a 14.0% weight in the banks. Telephone stocks added significant value in the fourth quarter of 1995 and the portfolio's weight was reduced following the year to a 5.7%. In 1996, the telephone stocks have experienced poor performance.

      Competition legislation coupled with profit taking in the industry caused the industry to underperform the broad market. Despite the decline, selection within the group contributed to the overall portfolio return.
      Tobacco stocks suffered a setback late in the fiscal year 1996 as litigation was decided against the industry. The result was a 12.5% decline for the industry leader Philip Morris in the third calendar quarter. The Portfolio's weight in the industry was reduced to 0.5% as of September 30, 1996 with the sale of Philip Morris and UST Inc.
      Over the course of 1996, telephone and tobacco exposures were reduced in favor of energy stocks. Commitments to both international and domestic oil stocks were increased and the exposure has paid off in the short term with commodity prices increasing. The group will benefit from supply and demand pressures over the course of next year.


============================================
             EQUITY INCOME
============================================
      AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------
 One Year    Annualized      Annualized
  Return   5 Year Return   Inception to Date
--------------------------------------------
  18.17%      14.27%            13.80%
--------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EQUITY INCOME PORTFOLIO, VERSUS THE FRANK RUSSELL 1000 VALUE INDEX, THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA VALUE INDEX


                                [GRAPHIC OMITTED]



A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Equity Income Portfolio from June 30, 1988 through September 30, 1996 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index, Frank Russell 1000 Value Index and S&P/BARRA Value Index.
The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000 Growth of $10,000  Growth of $10,000   Growth of $10,000
                  Invested in       Invested in        Invested in         Invested in
                  Equity Income     Frank Russell      S&P 500             S&P/ BARRA
                  Portfolio         1000 Value Index   Composite Index     Value Index

06/30/88          $10,000           $10,000            $10,000             $10,000
09/30/88          $10,297           $10,126            $10,033             $10,089
09/30/89          $13,235           $13,000            $13,343             $13,164
09/30/90          $11,247           $11,015            $12,110             $11,375
09/30/91          $14,854           $14,202            $15,886             $14,443
09/30/92          $16,785           $15,963            $17,642             $15,997
09/30/93          $19,696           $20,049            $19,935             $19,610
09/30/94          $19,907           $19,915            $20,669             $19,718
09/30/95          $24,485           $25,429            $26,814             $25,177
09/30/96          $28,934           $29,994            $32,262             $29,870

1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 6/2/88.


BALANCED PORTFOLIO
           ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
            SUB-ADVISER--STI CAPITAL MANAGEMENT, N.A.

OBJECTIVES
      The Balanced Portfolio seeks to achieve total return while preserving capital by investing in a combination of common stocks and fixed income securities. By altering the mix of equity and fixed income securities, the Portfolio seeks to minimize losses during falling equity markets while realizing strong returns in rising markets.

STRATEGY
      The sub-adviser views equities as the primary source of return in balanced funds with fixed income instruments primarily providing stability and diversification. The equity portion of the Portfolio combines a core group of demonstrated growth stocks with securities selected through business cycle analysis and sector rotation. This approach tends to result in a portfolio of large capitalization stocks with price-to-earnings ratios, growth rates and returns on equity higher than market averages. Fixed income selection attempts to provide portfolio stability and incremental return by identifying inexpensive areas of the yield curve and improving corporate credits.

ANALYSIS
      The performance for the Balanced Portfolio was 15.01% for the one-year period ended September 30, 1996. The Portfolio held approximately 60% of its assets in the equity markets for the year, with the remaining 40% invested primarily in the fixed income markets. With this asset allocation, the Portfolio captured the growth of the equity markets while benefiting from the diversification available from fixed income securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


      In a year of significant growth in the stock market and lackluster returns from bonds, the exposure to equity securities had the most significant impact on performance. Strong returns were available throughout the year in consumer non-durables, financial services, technology, aerospace, healthcare and leisure companies.
      The Federal Reserve successfully engineered a soft landing in the last twelve months. Inflation rates have remained under control while moderate growth in GDP has been maintained. Interest rate policy has shifted very little during this time and the yield curve remained flat during the year. As a result, duration for the Portfolio remained neutral to the Lehman Govt./Corp. Bond Index. During the early part of the fiscal year, the Portfolio invested significantly in mortgage backed fixed income securities. Corporate fixed income securities were expensive during most of the year and therefore a large portion of the fund is invested in Treasury securities.


==========================================
                    BALANCED
==========================================
         AVERAGE ANNUAL TOTAL RETURN1
------------------------------------------
 One Year    Annualized     Annualized
  Return   5 Year Return Inception to Date
------------------------------------------
   15.01%      10.35%        10.56%
------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BALANCED PORTFOLIO, VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN GOV'T./CORPORATE BOND INDEX, AND THE S&P/BARRA GROWTH INDEX



                                [GRAPHIC OMITTED]



A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Balanced Portfolio from August 31, 1990 through September 30, 1996 as compared with the growth of a $10,000 investment in the Lehman Government/Corporate Bond Index, S&P 500 Composite Index, and S&P/BARRA Growth Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000     Growth of $10,000               Growth of $10,000         Growth of $10,000
                  Invested in Balanced  Invested in Lehman Gov't/Corp.  Invested in S&P/BARRA     Invested in S&P 500
                  Portfolio             Bond Index                      Growth Index              Composite Index

08/31/90          $10,000               $10,000                         $10,000                   $10,000
09/30/90          $ 9,929               $10,083                         $ 9,484                    $9,513
09/30/91          $11,514               $11,683                         $12,843                   $12,479
09/30/92          $12,850               $13,229                         $14,286                   $13,858
09/30/93          $14,712               $14,745                         $14,804                   $15,660
09/30/94          $14,234               $14,134                         $15,827                   $16,236
09/30/95          $16,377               $16,163                         $20,839                   $21,063
09/30/96          $18,835               $16,892                         $25,437                   $25,343


1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING 8/7/90.


CORE FIXED INCOME PORTFOLIO
              ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
             SUB-ADVISERS--WESTERN ASSET MANAGEMENT COMPANY
                   FIRSTAR INVESTMENT RESEARCH &
                       MANAGEMENT COMPANY
                   BLACKROCK FINANCIAL MANAGEMENT, INC.

OBJECTIVE
      The Core Fixed Income Portfolio seeks to provide current income by investing in a diversified portfolio of fixed income securities while also limiting fluctuations in principal value. The Portfolio invests in every sector of the fixed income market universe, including Treasuries, agencies, mortgage-backed issues, investment-grade corporates, and Yankee bonds.

STRATEGY
      The sub-advisers' investment strategies focus on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use futures and options primarily for tactical hedging purposes and to implement portfolio strategies more efficiently.

ANALYSIS
      The Portfolio returned 4.51% throughout the fiscal year, slightly underperforming the Lehman Aggregate Bond Index return of 4.88% over the same period. Following a rally during the fourth quarter of 1995 which saw yields fall 50-70 basis points along the coupon curve, tame inflation data led the Federal Reserve to lower rates in late January. However, yields ended the first quarter sharply higher as the unexpected surge in February employment shocked the broad bond market, resulting in the largest one day price drop in nearly a decade. The short-term Fed Funds and discount rates remained unchanged throughout the second quarter, as heightened economic activity had not yet translated into increased inflationary pressures. However, yields rose across the curve as investors speculated that inflation and a restrictive Fed policy were on the horizon. The third quarter of 1996 began with expectations of a July rate increase, but ended with a strong late-September rally, suggesting no Fed tightening may be needed at all. By quarter-end, yield levels were relatively unchanged from second quarter levels. Overall, yield levels for longer maturity issues ended the entire fiscal year 40-50 basis points higher, resulting in a steepening of the yield curve. The Portfolio's longer relative duration posture therefore detracted from performance, as did its barbell yield curve posture.
      Overweights to the higher-yielding corporate and mortgage-backed sectors benefited performance as both of these sectors strongly outperformed Treasuries on a duration-adjusted basis. Mortgages, despite lagging during the market rally in 1995, performed well as higher rates eased prepayment concerns and yield-seeking investors sought alternatives to the corporate market, where spreads remained tight. Corporate securities benefited from strong investor demand and a robust economy, which resulted in strong corporate profits and cash flows. The Portfolio also benefited from its exposure to BBB credits, which outperformed the higher credit quality tiers.
      As of February 1, 1996, two additional sub-advisers were added to the SEI Core Fixed Income Portfolio. BlackRock Financial Management, Inc. was hired for a mortgage-backed specialty mandate, while Firstar Investment Research & Management Company was employed to manage a government/corporate account. Western Asset Management Company continues to manage a broadly diversified portfolio under the active sector rotation style. This "style-structured" approach is expected to reduce the interest rate and return volatility of the Portfolio.


=======================================
             CORE FIXED INCOME
=======================================
        AVERAGE ANNUAL TOTAL RETURN1
---------------------------------------
 One Year  Annualized    Annualized
  Return    5 Year    Inception to Date
---------------------------------------
   4.51%     6.85%          7.81%
---------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CORE FIXED INCOME PORTFOLIO, VERSUS THE LEHMAN AGGREGATE BOND INDEX

                                [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Core Fixed Income Portfolio from May 31, 1987 through September 30, 1996 as compared with the growth of a $10,000 investment in the Lehman Aggregate Bond Index. The plot points used to draw the line graph were as follows:


Period Ended      Growth of $10,000                Growth of $10,000
                  Invested in Core Fixed Income    Invested in Lehman
                  Portfolio                        Aggregate Bond Index

05/31/87          $10,000                          $10,000
09/30/87          $10,062                          $ 9,863
09/30/88          $10,999                          $11,174
09/30/89          $12,032                          $12,433
09/30/90          $12,824                          $13,371
09/30/91          $14,531                          $15,509
09/30/92          $16,257                          $17,457
09/30/93          $17,653                          $19,199
09/30/94          $16,709                          $18,581
09/30/95          $19,361                          $21,196
09/30/96          $20,234                          $22,230

1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO SHARES WERE OFFERED BEGINNING 5/4/87.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996

BOND PORTFOLIO
             ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
                 SUB-ADVISER--BOATMEN'S TRUST COMPANY

OBJECTIVE
      The Portfolio seeks to provide a high level of current income consistent with preservation of capital by investing in a diversified portfolio of fixed income securities. The Portfolio invests in issues of the U.S. Government and its agencies and investment grade corporate debt. There are no restrictions on the Portfolio's maturity, but the average maturity is expected to be greater than ten years.

STRATEGY
      The Portfolio seeks to achieve a high level of total return through active management based on the sub-adviser's expectations about the economy, interest rates and inflation. The sub-adviser monitors longer term economic trends, particularly with respect to monetary policy. The maturity and sector holdings of the Portfolio will be lengthened and Treasury securities will be favored for their call protection and high quality.

ANALYSIS
      The Bond Portfolio realized a total return of 4.01% for the year ended September 30, 1996, underperforming the Lehman Brothers Aggregate Bond Index which returned 4.90%.
      Long-term interest rates rose 40 to 50 basis points over the fiscal year, while short-term interest rates fell in response to two rate reductions by the Federal Reserve. The yield on the thirty-year U.S. Treasury bond fell to 5.97% on December 31, 1995, but signs of economic growth released throughout 1996 drove yields higher. Most alarming to the fixed income markets were the large increases in non-farm payrolls and decreases in the unemployment rate. These economic indicators, which often signal future inflation, exceeded market expectations through 1996 year-to-date.
      The Portfolio's underperformance of the benchmark index was driven by its duration and yield curve strategies. While the sub-adviser shortened duration during the summer of 1996, the Portfolio's longer relative duration over most of the year generated larger price declines than the benchmark. The proceeds from the sales of long-term Treasury bonds in July were reinvested in intermediate-term Treasuries to effect the shorter duration, and on September 30, 1996, the Portfolio's duration was 4.8 years. This placed the Portfolio's duration approximately equal with the duration of the Lehman Brothers Aggregate Bond Index, which was 4.7 years.
      Entering the fourth quarter, the sub-adviser intends to remain in a cautious duration position as signs of economic growth are expected to generate a further rise in interest rates and possible increases in short-term interest rates by the Federal Reserve. Most worrisome are the strong growth in wages and employment year-to-date, as well as the high levels of consumer confidence. With the European and Japanese economies beginning to recover, the sub-adviser believes strong global growth could create higher levels of inflation and interest rates. Inflation is expected to rise towards a 3.5% annual rate in the coming quarters.

=======================================
                BOND
=======================================
     AVERAGE ANNUAL TOTAL RETURN1
---------------------------------------
           Annualized
 One Year    5 Year       Annualized
  Return     Return   Inception to Date
---------------------------------------
   4.01%      8.16%         9.28%
---------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BOND PORTFOLIO, VERSUS THE LEHMAN AGGREGATE BOND INDEX

                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Bond Portfolio from May 31, 1987 through September 30, 1996 as compared with the growth of a $10,000 investment in the Lehman Aggregate Bond Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000   Growth of $10,000
                  Invested in Bond    Invested in Lehman
                  Portfolio           Aggregate Bond Index

05/31/87          $10,000             $10,000
09/30/87          $ 9,333             $ 9,863
09/30/88          $10,936             $11,174
09/30/89          $12,751             $12,433
09/30/90          $12,877             $13,371
09/30/91          $15,525             $15,509
09/30/92          $17,618             $17,457
09/30/93          $20,676             $19,199
09/30/94          $18,795             $18,581
09/30/95          $22,089             $21,196
09/30/96          $22,975             $22,230

1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO SHARES WERE OFFERED BEGINNING 5/4/87.


HIGH YIELD BOND PORTFOLIO
                 ADVISER--SEI FINANCIAL MANAGEMENT CORPORATION
                        SUB-ADVISER--BEA ASSOCIATES

OBJECTIVE
      The High Yield Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.

STRATEGY
      Portfolio strategy is to identify high yield market sectors through the analyze of macro-economic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed credit analysis on the companies considered and purchased.

ANALYSIS
      The Portfolio continued to post solid performance for the 12 months ended September 30, 1996 returning 15.46% compared to its benchmark, the CS First Boston High Yield Index, return of 10.77%. At the onset of the year, defensive issues rallied as signs of a weakening economy surfaced. However, this was short lived as the economy began to exhibit signs of growth and thus, cyclical issues gained strength. For the period, the high yield market outpaced the 10-Year Treasury return, but was not able to match equity returns. Increased demand, as evidenced by strong cash flows into the high yield market, supported prices amid record new issuance. In addition, continued merger and acquisition activity, healthy equity prices, above-average returns, and lower default rates resulted in an overall decline in risk and risk premiums as well as stepped-up demand.
      The Portfolio's thematic sector approach, coupled with its diligent security selection, positively impacted total return. In addition, the Portfolio's high degree of diversification preserved return through more volatile market periods and as certain industries experienced downturns. Superior sector and security selection were the greatest contributors to performance as a consistent overweight to the communications, cable, and gaming sectors bolstered return.
      Merger and acquisition activity proliferated after favorable legislation within the communications industry that allowed for the breakdown in competitive barriers was passed by Congress. This merger and acquisition activity continued to support prices and thus, the Portfolio was able to take advantage of these higher prices. Heavy new issuance within the communications industry temporarily dampened returns, but this

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


had little-to-no impact on the Portfolio's return.
      An overweight to the gaming sector strongly contributed to overall Portfolio performance, and in particular, investment in Atlantic City casino bonds fueled return. Healthy company fundamentals, an accommodating regulatory environment, and increased capacity buoyed returns of Atlantic City bonds. Trump bonds held by the Portfolio led performance for the period. Also supporting return was the casino industry's immunity from a weaker economy.
      The cable industry continued to benefit from merger and acquisition activity in the domestic market, and steady growth in the U.K. cable market. In addition, favorable communications legislation also contributed to positive performance of this sector. For the most part, the Portfolio maintained an overweight to this sector, but as issuance increased and secondary issue prices came under pressure, the Portfolio reduced its overweight.
      The Portfolio's security selection in the consumer manufacturing, and energy sectors also supported return. Such holdings as Revlon, Kelly Oil and Mesa Oil positively contributed to performance for the year.


===============================
        HIGH YIELD BOND
===============================
 AVERAGE ANNUAL TOTAL RETURN1
-------------------------------
   One Year      Annualized
    Return   Inception to Date
-------------------------------
    15.46%         16.40%
-------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, VERSUS THE CS FIRST BOSTON HIGH YIELD INDEX

                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust High Yield Bond Portfolio from January 31, 1995 through September 30, 1996 as compared with the growth of a $10,000 investment in the CS First Boston High Yield Index. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000                Growth of $10,000
                  Invested in High Yield Bond      Invested in CS First Boston
                  Portfolio                        High Yield Index

01/31/95          $10,000                          $10,000
09/30/95          $11,254                          $11,292
09/30/96          $12,994                          $12,508


1 FOR THE PERIOD ENDED 9/30/96. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO SHARES WERE OFFERED BEGINNING 1/11/95.

     Throughout the year ended September 30, 1996, the High Yield Bond Portfolio invested in securities that are rated below Investment Grade. The following is the average bond rating for the period as rated by Standard & Poor's
Corporation:

               AAA                  0.68%
               BBB                  0.66%
               BB                  11.61%
               B                   56.63%
               CCC                  4.68%
               Unrated             25.74%
                                  -------
                                  100.00%
                                  =======

REPORT OF INDEPENDENT ACCOUNTANTS
===============================================================================



To the Shareholders and Board of Trustees of SEI Institutional Managed Trust

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid
Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond and High Yield Bond Portfolios (constituting SEI Institutional Managed Trust, hereafter referred to as the "Fund") at September 30, 1996, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended,and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania
November 20, 1996

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996



LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------

COMMON STOCKS -- 96.5%
AEROSPACE & DEFENSE -- 2.7%
   BF Goodrich                       102,100       $ 4,607
   Martin Marietta                    28,700           613
   Raytheon                           71,900         3,999
   Rockwell International             56,800         3,202
   Thiokol                            31,300         1,467
                                                   -------
                                                    13,888
                                                   -------
AIR TRANSPORTATION -- 0.7%
   AMR*                               14,500         1,155
   Delta Air Lines                    19,300         1,390
   UAL*                               26,300         1,236
                                                   -------
                                                     3,781
                                                   -------
AIRCRAFT -- 1.7%
   Lockheed Martin                    22,400         2,019
   McDonnell Douglas                  70,900         3,722
   Textron                            17,700         1,505
   United Technologies                13,500         1,622
                                                   -------
                                                     8,868
                                                   -------
APPAREL/TEXTILES -- 0.4%
   Springs Industries, Cl A           30,700         1,366
   VF                                 13,500           812
                                                   -------
                                                     2,178
                                                   -------
AUTOMOTIVE -- 2.7%
   Chrysler                          225,800         6,464
   General Motors                    100,500         4,824
   General Motors, Cl H               24,400         1,409
   Genuine Parts                      22,600           989
                                                   -------
                                                    13,686
                                                   -------
BANKS -- 15.3%
   Amsouth Bancorp                    71,900         3,200
   Astoria Financial                  35,900         1,041
   Banc One                           96,350         3,950
   Bank of Boston                     43,000         2,489
   BankAmerica                       131,380        10,790
   Bankers Trust New York             21,300         1,675
   Chase Manhattan                    63,892         5,119
   Citicorp                           35,600         3,226
   First Chicago                     142,800         6,462
   First Union                        58,600         3,912
   First Virginia                     41,900         1,823
   Fleet Financial Group             101,500         4,517
   Golden West Financial              24,400         1,424
   H.F. Ahmanson                      61,800         1,730
   JP Morgan                          53,900         4,790
   National City                      38,800         1,634
   NationsBank                        41,900         3,640


-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
   Republic New York                  59,300       $ 4,099
   Southtrust                        140,200         4,276
   Star Banc                          20,000         1,703
   SunTrust                           41,400         1,697
   Union Planters                     62,200         2,208
   US Bancorp                         44,700         1,766
   Wachovia                           33,400         1,653
                                                   -------
                                                    78,824
                                                   -------
BEAUTY PRODUCTS -- 0.2%
   International Flavors & Fragrances 25,500         1,112
                                                   -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 0.2%
   HBO                                12,700           848
                                                   -------
BUILDING & CONSTRUCTION -- 0.2%
   Centex                             31,700         1,034
                                                   -------
CHEMICALS -- 4.3%
   Betz Laboratories                  24,900         1,307
   Dow Chemical                       83,100         6,669
   Lubrizol                           17,800           512
   Morton International               40,300         1,602
   PPG Industries                     38,600         2,099
   Praxair                            37,600         1,617
   Rhone-Poulenc Rorer                22,300         1,642
   Rohm & Haas                        17,900         1,172
   Union Carbide                      90,400         4,125
   Witco                              39,300         1,292
                                                   -------
                                                    22,037
                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.6%
   Harris                             25,600         1,667
   Sprint                             37,300         1,450
                                                   -------
                                                     3,117
                                                   -------
COMPUTERS & SERVICES -- 1.6%
   Compaq Computer*                   42,800         2,745
   IBM                                27,600         3,436
   Microsoft*                         15,700         2,070
                                                   -------
                                                     8,251
                                                   -------
CONTAINERS & PACKAGING -- 0.3%
   Ball                               14,100           345
   Owens-Illinois*                    56,100           982
                                                   -------
                                                     1,327
                                                   -------
DRUGS -- 3.1%
   Bristol-Myers Squibb               94,500         9,107
   Johnson & Johnson                  15,200           779

-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
   Pharmacia & Upjohn                 45,900       $ 1,893
   Schering Plough                    46,700         2,872
   Smithkline Beecham, PLC ADR        22,000         1,339
                                                   -------
                                                    15,990
                                                   -------
ELECTRICAL SERVICES -- 7.1%
   Baltimore Gas & Electric          119,300         3,117
   Central & South West               53,600         1,394
   Cinergy                            22,500           695
   Consolidated Edison of New York    56,500         1,568
   DQE                                68,600         1,912
   DTE Energy                         80,400         2,251
   Duke Power                         25,400         1,184
   Edison International              145,600         2,603
   Entergy                            88,300         2,384
   Florida Progress                   34,200         1,163
   GPU                                87,300         2,684
   Illinova                           35,200           933
   Ohio Edison                        19,100           370
   Pinnacle West Capital             144,100         4,269
   Portland General                   37,000         1,420
   TECO Energy                        55,800         1,325
   Texas Utilities                    92,800         3,677
   Unicom                             78,600         1,975
   Wisconsin Energy                   69,300         1,871
                                                   -------
                                                    36,795
                                                   -------
ENTERTAINMENT -- 0.8%
   Bally Entertainment*               85,600         2,429
   Bally Total Fitness*               11,350            51
   King World Productions*            37,200         1,372
                                                   -------
                                                     3,852
                                                   -------
ELECTRICAL TECHNOLOGY -- 0.2%
   Thomas & Betts                     33,500         1,374
                                                   -------
ENVIRONMENTAL SERVICES -- 0.1%
   Browning-Ferris Industries         17,000           425
                                                   -------
FINANCIAL SERVICES -- 3.3%
   Alex Brown                         16,800           972
   American Express                   30,200         1,397
   Bear Stearns                      105,555         2,454
   Beneficial                         15,890           914
   FNMA                               48,764         1,701
   Green Tree Financial               52,800         2,072
   Lehman Brothers Holding            50,800         1,295
   Merrill Lynch                      19,400         1,273
   Salomon                            17,900           817
   Transamerica                       19,100         1,335
   Travelers                          55,850         2,744
                                                   -------
                                                    16,974
                                                   -------


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 2.9%
   Adolph Coors, Cl B                 42,500      $    932
   American Brands                    34,000         1,437
   Anheuser Busch                     64,800         2,438
   Coca-Cola                          32,000         1,448
   General Mills                      42,000         2,536
   HJ Heinz                           28,450           960
   IBP                                93,300         2,169
   Philip Morris                      20,500         1,840
   Sara Lee                           35,100         1,255
                                                   -------
                                                    15,015
                                                   -------
GAS/NATURAL GAS -- 2.9%
   Coastal                            30,700         1,266
   Consolidated Natural Gas           57,900         3,105
   National Fuel & Gas                44,800         1,646
   Nicor                              20,500           692
   Noram Energy                      155,400         2,312
   Oneok                              43,200         1,188
   Panenergy                          46,000         1,599
   Tenneco                            22,900         1,148
   Williams                           43,000         2,193
                                                   -------
                                                    15,149
                                                   -------
HOUSEHOLD FURNITURE & FIXTURES -- 0.2%
   Leggett & Platt                    25,900           761
                                                   -------
HOUSEHOLD PRODUCTS -- 0.6%
   Clorox                             17,500         1,678
   Maytag                             76,000         1,482
                                                   -------
                                                     3,160
                                                   -------
INSURANCE -- 6.3%
   Allstate                           93,300         4,595
   American General                   74,600         2,816
   Cigna                              28,100         3,368
   Exel                               83,200         2,891
   Jefferson-Pilot                    20,850         1,079
   Lincoln National                   19,100           838
   Loew's                             18,400         1,424
   Marsh & McLennan                   24,200         2,350
   Old Republic International        130,800         3,237
   Progressive of Ohio                17,700         1,013
   Providian                          56,100         2,412
   Safeco                             69,500         2,433
   St. Paul                           43,339         2,405
   US Life                            49,800         1,494
                                                   -------
                                                    32,355
                                                   -------
MACHINERY -- 3.7%
   Black & Decker                     61,100         2,536
   Caterpillar                        66,300         4,997
   Comdisco                           57,750         1,668

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   Cummins Engine                     32,700      $  1,288
   Global Industries Technologies*    54,100           994
   Harnischfeger Industries           79,000         2,982
   NACCO Industries, Cl A              7,400           353
   Parker-Hannifin                    16,450           691
   Pitney Bowes                       58,500         3,079
   Timken                             10,000           392
                                                   -------
                                                    18,980
                                                   -------
MEASURING DEVICES -- 0.7%
   Perkin Elmer                       33,600         1,945
   Wheelabrator Technologies          91,200         1,391
                                                   -------
                                                     3,336
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 1.3%
   Baxter International               18,200           851
   Becton, Dickinson                 101,600         4,496
   Universal Health Services, Cl B*   53,100         1,447
                                                   -------
                                                     6,794
                                                   -------
METALS & MINING -- 0.3%
   Vulcan Materials                   25,000         1,500
                                                   -------
MISCELLANEOUS BUSINESS SERVICES-- 0.4%
   Cabletron Systems*                 15,300         1,046
   Oracle Systems*                    27,700         1,179
                                                   -------
                                                     2,225
                                                   -------
MISCELLANEOUS MANUFACTURING -- 0.8%
   General Electric                   20,400         1,856
   Minnesota Mining &
     Manufacturing                    35,300         2,467
                                                   -------
                                                     4,323
                                                   -------
OFFICE FURNITURE & FIXTURES -- 0.1%
   Lear*                              18,300           604
                                                   -------
PAPER & PAPER PRODUCTS -- 3.3%
   Boise Cascade                      23,800           809
   Champion International             22,200         1,018
   Georgia-Pacific                    52,400         4,146
   International Paper               112,600         4,785
   Mead                               16,900           991
   Willamette Industries               8,600           563
   Weyerhaeuser                       86,900         4,008
                                                   -------
                                                    16,320
                                                   -------
PETROLEUM REFINING -- 9.9%
   Amoco                              75,800         5,344
   Atlantic Richfield                 33,200         4,233
   British Petroleum,  PLC, ADR       10,100         1,262
   Chevron                            30,900         1,935


-------------------------------------------------------------------------------
                                                   MARKET
DESCRIPTION                          SHARES      VALUE (000)
-------------------------------------------------------------------------------
   Dresser Industries                 39,300      $  1,169
   Exxon                             144,600        12,038
   Kerr-McGee                         28,500         1,735
   Mobil                              61,100         7,072
   Phillips Petroleum                 87,900         3,758
   Texaco                             94,100         8,657
   USX-Marathon Group                146,700         3,172
   Valero Energy                      34,100           746
                                                   -------
                                                    51,121
                                                   -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.9%
   Eastman Kodak                      29,500         2,316
   Xerox                              44,300         2,376
                                                   -------
                                                     4,692
                                                   -------
PRINTING & PUBLISHING -- 1.4%
   American Greetings, Cl A           33,600           962
   McGraw-Hill                        36,500         1,556
   New York Times, Cl A               98,300         3,318
   Washington Post, Cl B               3,200         1,120
                                                   -------
                                                     6,956
                                                   -------
RAILROADS -- 1.3%
   CSX                                82,600         4,171
   Norfolk Southern                   15,500         1,416
   Union Pacific                       9,700           711
                                                   -------
                                                     6,298
                                                   -------
REPAIR SERVICES -- 0.3%
   PHH                                55,600         1,654
                                                   -------
RETAIL -- 3.2%
   Albertson's                        20,700           872
   Gap                                64,700         1,868
   Great Atlantic & Pacific Tea       34,500           893
   JC Penney                          81,300         4,400
   May Department Stores              27,600         1,342
   Mercantile Stores                  19,000         1,026
   Ruddick                            38,400           528
   Smith's Food & Drug Center, Cl B   27,591           731
   TJX                               105,700         3,792
   Waban*                             57,000         1,304
                                                   -------
                                                    16,756
                                                   -------
RUBBER & PLASTIC -- 0.9%
   Goodyear Tire & Rubber             13,900           641
   Illinois Tool Works                23,400         1,688
   Premark International              57,100         1,078
   Tupperware                         24,600         1,205
                                                   -------
                                                     4,612
                                                   -------

-------------------------------------------------------------------------------
                                   SHARES/FACE       MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
SPECIALTY MACHINERY -- 0.7%
   Cooper Industries                  61,600       $ 2,664
   Tecumseh Products, Cl A            20,200         1,096
                                                   -------
                                                     3,760
                                                   -------
SPECIALTY SERVICES -- 0.2%
   National Service Industries        40,600         1,421
                                                   -------
STEEL & STEEL WORKS -- 1.0%
   Asarco                             62,200         1,656
   Phelps Dodge                       12,600           808
   Texas Industries                   23,800         1,425
   USX-U.S. Steel Group               37,000         1,054
                                                   -------
                                                     4,943
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 7.6%
   360(degree)Communications*          9,533           224
   Alltel                             29,800           831
   Ameritech                          80,500         4,236
   AT&T                               75,800         3,961
   Bell Atlantic                      63,900         3,826
   BellSouth                         173,600         6,423
   Cincinnati Bell                    30,900         1,638
   GTE                                53,200         2,048
   MCI Communications                 90,700         2,324
   NYNEX                              98,600         4,289
   SBC Telecommunications             66,900         3,220
   Southern New England Telecom       86,300         3,182
   US West                            38,900         1,157
   WorldCom*                          72,900         1,558
                                                   -------
                                                    38,917
                                                   -------
WHOLESALE -- 0.1%
   First Brands                       26,700           698
                                                   -------
Total Common Stocks
   (Cost $448,335)                                 496,711
                                                   -------

U.S. TREASURY OBLIGATION -- 0.2%
   U.S. Treasury Bill
      4.360%, 01/09/97(A)             $1,200         1,183
                                                   -------
Total U.S. Treasury Obligation
   (Cost $1,183)                                     1,183
                                                   -------

REPURCHASE AGREEMENT -- 3.4%
   J.P. Morgan
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price
     $17,651,000 (collateralized by
     various GNMA obligations total
     par value $18,711,000, 7.000%,
     09/15/25 - 05/15/26, market
     value: $18,019,000)              17,648        17,648
                                                   -------


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $17,648)                                $  17,648
                                                 ---------
Total Investments -- 100.1%
   (Cost $467,166)                                 515,542
                                                 ---------
Other Assets and Liabilities, Net-- (0.1%)            (531)
                                                 ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based
 on 34,839,510 outstanding shares
 of beneficial interest                            428,958
Undistributed net investment income                  2,752
Accumulated net realized gain on investments        34,933
Net unrealized depreciation on futures contracts        (8)
Net unrealized appreciation on investments          48,376
                                                 ---------
Total Net Assets-- 100.0%                         $515,011
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                        $14.78
                                                 =========
* NON-INCOME PRODUCING SECURITY
(A) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
CL--CLASS
ADR--AMERICAN DEPOSITORY RECEIPT
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC--PUBLIC LIMITED COMPANIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LARGE CAP GROWTH PORTFOLIO

COMMON STOCKS -- 96.4%
AIR TRANSPORTATION -- 0.5%
   AMR*                               16,200      $  1,290
   Northwest Airlines, Cl A*          33,000         1,167
                                                  --------
                                                     2,457
                                                  --------
AIRCRAFT -- 2.6%
   Allied Signal                     114,100         7,516
   Boeing                             38,100         3,600
   Lockheed Martin                    17,950         1,618
                                                  --------
                                                    12,734
                                                  --------
APPAREL/TEXTILES -- 0.2%
   Tommy Hilfiger*                     8,300           492
   U.S. Industries*                   18,000           473
                                                  --------
                                                       965
                                                  --------

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
BANKS -- 2.8%
   Chase Manhattan                    44,000     $   3,526
   Citicorp                           10,800           979
   First Union                        41,500         2,770
   NationsBank                        33,900         2,945
   Norwest                            61,400         2,510
   Washington Mutual                  20,500           764
                                                  --------
                                                    13,494
                                                  --------
BEAUTY PRODUCTS -- 1.7%
   Colgate-Palmolive                  74,700         6,490
   Procter & Gamble                   15,950         1,555
                                                  --------
                                                     8,045
                                                  --------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.6%
   British Sky Broadcasting, ADR      16,000           880
   Cox Communications*               165,900         3,048
   Tele-Communications, Cl A*        241,000         3,600
                                                  --------
                                                     7,528
                                                  --------
BUILDING & CONSTRUCTION -- 0.3%
   Fluor                              26,900         1,654
                                                  --------
CHEMICALS -- 1.9%
   IMC Fertilizer Group               16,700           653
   Monsanto                          231,900         8,464
                                                  --------
                                                     9,117
                                                  --------
COMMUNICATIONS EQUIPMENT -- 1.7%
   ADC Telecommunications*             8,300           531
   Andrew*                            19,100           953
   DSC Communications*                51,700         1,292
   Molex, Cl A                        10,000           337
   Nokia, Cl A ADR                    60,600         2,682
   Vishay Intertechnology*           107,925         2,496
                                                  --------
                                                     8,291
                                                  --------
COMPUTERS & SERVICES -- 7.5%
   Ceridian*                          12,400           620
   Cisco Systems*                    184,500        11,451
   Compaq Computer*                  238,150        15,271
   Dell Computer*                     66,400         5,163
   Seagate Technology*                34,800         1,944
   Silicon Graphics*                  72,400         1,602
                                                  --------
                                                    36,051
                                                  --------
CONTAINERS & PACKAGING -- 0.6%
   Crown Cork & Seal                  60,850         2,807
                                                  --------
DRUGS -- 9.8%
   Amgen*                            180,950        11,422
   Centocor *                         38,500         1,367
   Elan, ADR                              14           430
   Eli Lilly                          13,300           858


-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
   Merck                             259,500     $  18,262
   Pfizer                            149,400        11,821
   Schering Plough                    47,900         2,946
                                                  --------
                                                    47,106
                                                  --------
ENTERTAINMENT -- 2.2%
   Liberty Media Group, Cl A*        155,200         4,443
   Mirage Resorts*                    40,300         1,033
   Walt Disney                        78,800         4,994
                                                  --------
                                                    10,470
                                                  --------
ENVIRONMENTAL SERVICES -- 0.7%
   Republic Industries*               21,600           626
   USA Waste Services*                90,000         2,835
                                                  --------
                                                     3,461
                                                  --------
FINANCIAL SERVICES -- 3.9%
   Dean Witter Discover               48,400         2,662
   FHLMC                               7,300           714
   First USA                           9,100           504
   FNMA                              210,700         7,348
   MBNA                              108,800         3,781
   Merrill Lynch                      55,600         3,649
                                                  --------
                                                    18,658
                                                  --------
FOOD, BEVERAGE & TOBACCO -- 1.4%
   Campbell Soup                      22,900         1,786
   Coca-Cola                          54,500         2,773
   Nabisco Holdings, Cl A             71,000         2,245
                                                   --------
                                                     6,804
                                                   --------
GAS/NATURAL GAS -- 0.1%
   Enron                               8,400           342
                                                  --------
HOTELS & LODGING -- 1.4%
   Circus Circus Enterprises*         13,300           470
   HFS*                               23,100         1,545
   ITT*                               38,000         1,658
   LA Quinta Inns                    161,850         3,156
                                                  --------
                                                     6,829
                                                  --------
HOUSEHOLD PRODUCTS -- 4.3%
   General Electric                  148,450        13,509
   Illinois Tool Works                43,750         3,155
   Sherwin-Williams                   29,000         1,345
   Solectron*                         52,000         2,548
                                                  --------
                                                    20,557
                                                  --------
INSURANCE -- 8.3%
   American International Group       49,000         4,937
   Everest Reinsurance Holdings       60,200         1,490
   General Re                         32,200         4,564
   MGIC Investment                     6,900           465
   NAC Re                             82,700         2,977

-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   Oxford Health Plans*               20,700     $   1,030
   PMI Group                          62,300         3,310
   TIG Holdings                       81,700         2,451
   Travelers                         151,800         7,457
   Travelers/Aetna Property Casualty  46,700         1,284
   United Healthcare                 111,650         4,647
   UNUM                               85,400         5,476
                                                  --------
                                                    40,088
                                                  --------
LUMBER & WOOD PRODUCTS -- 0.6%
   Clayton Homes                      71,800         1,580
   Louisiana-Pacific                  60,000         1,365
                                                  --------
                                                     2,945
                                                  --------
MACHINERY -- 2.2%
   Applied Materials*                122,700         3,390
   Black & Decker                     54,000         2,241
   Cincinnati Milacron                57,100         1,078
   Emerson Electric                   34,300         3,091
   Tyco Labs                          19,100           824
                                                  --------
                                                    10,624
                                                  --------
MEASURING DEVICES -- 0.1%
   Thermo Electron*                   12,400           502
                                                  --------
MEDICAL PRODUCTS & SERVICES -- 2.3%
   Boston Scientific*                 49,900         2,869
   Columbia/HCA Healthcare            54,800         3,117
   Healthsouth Rehabilitation*        26,100         1,002
   Medtronic                          64,200         4,117
                                                  --------
                                                    11,105
                                                  --------
MISCELLANEOUS BUSINESS SERVICES-- 9.7%
   3Com*                             121,900         7,322
   Altera*                            59,000         2,987
   Automatic Data Processing          10,000           436
   Computer Associates International  98,800         5,903
   Computer Sciences*                  9,100           700
   CUC International*                 16,600           662
   Electronic Data Systems            72,700         4,462
   First Data                         68,400         5,583
   Informix*                          88,000         2,453
   Microsoft*                         37,400         4,932
   Oracle Systems*                   266,675        11,350
   Shared Medical Systems              4,100           234
                                                  --------
                                                    47,024
                                                  --------


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES-- 0.1%
   Accustaff*                          7,500      $    194
   Service International              16,600           502
                                                  --------
                                                       696
                                                  --------
PAPER & PAPER PRODUCTS -- 1.2%
   Kimberly-Clark                     65,200         5,746
                                                  --------
PETROLEUM & FUEL PRODUCTS -- 0.3%
   Apache                             45,800         1,363
   BJ Services*                        3,000           109
                                                  --------
                                                     1,472
                                                  --------
PETROLEUM REFINING -- 1.2%
   Amoco                              20,000         1,410
   Mobil                              34,600         4,005
   Tosco                               8,900           488
                                                  --------
                                                     5,903
                                                  --------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.5%
   Xerox                              50,000         2,681
                                                  --------
PROFESSIONAL SERVICES -- 0.1%
   Paychex                             8,700           505
                                                  --------
RAILROADS -- 0.6%
   Union Pacific                      38,000         2,783
                                                  --------
RETAIL -- 8.1%
   Autozone*                          69,800         2,024
   Federated Department Stores*      141,100         4,727
   Home Depot                        164,850         9,376
   Kmart*                             93,600           959
   Kohls*                             11,800           425
   Kroger*                            69,800         3,124
   Lowe's                             96,000         3,924
   McDonal's                          39,000         1,848
   PepsiCo                           228,300         6,449
   Price/Costco*                      19,700           404
   Revco Drug Stores *                23,500           690
   Rite Aid                           36,000         1,305
   Sears Roebuck                      57,700         2,582
   Staples*                           34,800           772
   Walgreen                           16,700           618
                                                  --------
                                                    39,227
                                                  --------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.1%
   Analog Devices*                    15,800           429
   Atmel*                             90,000         2,779
   Intel                             199,600        19,049
   SGS-Thomson
     Microelectronics*                48,100         2,279
                                                  --------
                                                    24,536
                                                  --------
SPECIALTY CONSTRUCTION -- 0.3%
   L.M. Ericsson Telephone, ADR       52,000         1,319
                                                  --------

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------
                                   SHARES/FACE      MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
STEEL & STEEL WORKS -- 0.9%
   Aluminum Company of America        51,400      $  3,033
   Nucor                              21,750         1,104
                                                  --------
                                                     4,137
                                                  --------
TELEPHONES & TELECOMMUNICATION -- 3.1%
   Airtouch Communications*          287,650         7,946
   AT&T                              106,000         5,538
   Frontier                           21,600           575
   WorldCom*                          34,800           744
                                                  --------
                                                    14,803
                                                  --------
WHOLESALE -- 6.5%
   Alco Standard                      69,100         3,446
   Cardinal Health                    13,900         1,148
   General Motors                     43,600         2,093
   Gillette                          126,300         9,109
   Johnson & Johnson                  82,900         4,249
   Philip Morris                     117,000        10,501
   Safeway*                           18,900           806
                                                  --------
                                                    31,352
                                                  --------
Total Common Stocks
   (Cost $403,319)                                 464,818
                                                  --------
U.S. TREASURY OBLIGATIONS -- 0.2%
   U.S. Treasury Bill
      4.360%, 01/09/97(A)             $  800           789
                                                  --------
Total U.S. Treasury Obligations
   (Cost $788)                                         789
                                                  --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
   FHLB
      5.170%, 10/04/96                   350           350
   FHLMC
      5.180%, 10/15/96                 1,110         1,108
      5.260%, 10/17/96                   160           159
      5.210%, 10/18/96                   110           110
      5.300%, 10/18/96                 1,670         1,666
   FNMA
      5.250%, 10/11/96                    90            90
                                                  --------
Total U.S. Government Agency Obligations
   (Cost $3,483)                                     3,483
                                                  --------
COMMERCIAL PAPER -- 0.4%
   Ford Motor Credit
      5.360%, 10/03/96                 1,705         1,704
                                                  --------
Total Commercial Paper
   (Cost $1,704)                                     1,704
                                                  --------


-------------------------------------------------------------------------------
                                   SHARES/FACE      MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.1%
   Lehman Brothers 5.570%, dated 09/30/96, matures
    10/01/96, repurchase price $10,084,000
    (collateralized by U.S. Treasury Note,
     par value $9,475,000,
     8.000%, 05/15/01:
     total market value: $10,349,000) $10,082     $ 10,082
                                                  --------
Total Repurchase Agreement
   (Cost $10,082)                                   10,082
                                                  --------
Total Investments -- 99.8%
   (Cost $419,376)                                 480,876
                                                  --------
Other Assets and Liabilities, Net-- 0.2%             1,203
                                                  --------

NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based
 on 32,070,253 outstanding shares
 of beneficial interest                            390,650
Undistributed net investment income                    490
Accumulated net realized gain on investments        29,424
Net unrealized appreciation on futures contracts        15
Net unrealized appreciation on investments          61,500
                                                  --------
Total Net Assets-- 100.0%                         $482,079
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                       $15.03
                                                  ========
* NON-INCOME PRODUCING SECURITY
(A) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS. ADR --AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLB--FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SMALL CAP VALUE PORTFOLIO

COMMON STOCKS -- 95.3%
AEROSPACE & DEFENSE -- 1.5%
   Cole National*                     17,000       $   393
   Thiokol                            28,100         1,317
   Tracor*                            35,500           732
                                                   -------
                                                     2,442
                                                   -------

-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
-------------------------------------------------------------------------------
AGRICULTURE -- 1.9%
   Donnkenny*                         63,700      $  1,091
   Springs Industries, Cl A           18,700           832
   Sylvan*                           105,000         1,129
                                                  --------
                                                     3,052
                                                  --------
AIR TRANSPORTATION -- 1.1%
   Airnet Systems *                   54,500           777
   American West Airlines*            29,500           347
   Midwest Express Holdings*          24,500           732
                                                  --------
                                                    1,856
                                                  --------
AIRCRAFT -- 0.4%
   Coltec Industries*                 41,300           661
                                                  --------
APPAREL/TEXTILES -- 1.2%
   Burlington Industries*             78,200           772
   First Years                        51,400           720
   Worldtex*                          66,800           501
                                                  --------
                                                     1,993
                                                  --------
AUTOMOTIVE -- 0.3%
   Winnebago Industries               68,900           551
                                                  --------
BANKS -- 9.2%
   Affiliated Community Bancorp       32,800           668
   Astoria Financial                  21,500           624
   Bank Plus*                         55,400           589
   Bank United, Cl A*                 50,300         1,251
   BankAtlantic Bancorp, Cl A         11,403           150
   BankAtlantic Bancorp, Cl B         45,612           616
   Boston Federal Savings             47,400           628
   Cenfed Financial                   22,400           554
   Coast Savings Financial*           15,600           499
   Commonwealth Bancorp               54,400           632
   Dime Bancorp*                      54,200           725
   Downey Financial                   39,405           995
   DS Bancor*                         33,901         1,254
   Flushing Financial*                31,300           571
   Long Island Bancorp                82,000         2,368
   Mercantile Bankshares              16,800           498
   ML Bancorp                         69,800           982
   Queens County Bancorp              14,133           526
   Reliance Bancorp                   18,000           338
   Southern National                  16,607           552
                                                  --------
                                                    15,020
                                                  --------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 0.2%
   McClatchy Newspapers               11,100           311
                                                  --------
BUILDING & CONSTRUCTION -- 0.3%
   Willbros Group Inc*                46,500           511
                                                  --------


-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION SUPPLIES-- 1.3%
   American Buildings*                18,000       $   477
   Granite Construction               49,600         1,029
   Griffon*                           70,700           698
                                                   -------
                                                     2,204
                                                   -------
CHEMICALS -- 2.1%
   Arcadian                           67,800         1,687
   General Chemical Group             67,200         1,336
   Mississippi Chemical               14,900           348
                                                   -------
                                                     3,371
                                                   -------
COAL MINING -- 0.7%
   Zeigler Coal Holding               65,300         1,126
                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.8%
   All American Communications, Inc*  58,600           498
   Harmon Industries                   8,400           141
   Plantronics*                       11,900           448
   TB Woods                           33,100           281
                                                   -------
                                                     1,368
                                                   -------
COMPUTERS & SERVICES -- 2.7%
   Channell Commercial*               47,700           596
   Lexmark International Group*       63,600         1,296
   Tandem Computers*                  90,800           976
   Unisys*                           125,400           768
   Wang Laboratories*                 37,000           722
                                                   -------
                                                     4,358
                                                   -------
CONCRETE & MINERAL PRODUCTS -- 0.7%
   Dal-Tile International*            65,300         1,069
                                                   -------
CONSUMER PRODUCTS -- 1.8%
   Public Service of New Mexico       55,800         1,088
   US Can*                           114,100         1,840
                                                   -------
                                                     2,928
                                                   -------
CONTAINERS & PACKAGING -- 0.2%
   Greif Brothers                     13,100           383
                                                   -------
ELECTRICAL TECHNOLOGY -- 1.6%
   Belden                             50,100         1,453
   Charter Power Systems              43,000         1,107
                                                   -------
                                                     2,560
                                                   -------
ENTERTAINMENT -- 1.7%
   Casino America *                   77,300           522
   Griffin Gaming & Entertainment*    27,890           586
   Harveys Casinos Resorts            63,100         1,073
   Station Casinos *                  47,200           566
                                                   -------
                                                     2,747
                                                   -------

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES       VALUE (000)
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.6%
   Beacon Properties                  14,700       $   426
   Donaldson, Lufkin, & Jenrette      10,800           379
   Equity Inns, REIT                  80,400         1,005
   Ihop Corp*                         26,900           592
   Morningstar Group*                 69,000           794
   Patriot American Hospitality, REIT 31,000         1,042
                                                   -------
                                                     4,238
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 3.4%
   Dimon                              37,400           715
   John B. Sanfilippo & Son*          50,000           313
   Ralcorp Holdings*                  53,600         1,112
   Riser Foods, Cl A                  26,300           684
   Schweitzer-Manduit International   38,700         1,296
   Smithfield Foods*                  43,700         1,360
                                                   -------
                                                     5,480
                                                   -------
GAS/NATURAL GAS -- 0.3%
   NUI                                22,100           420
                                                   -------
GLASS PRODUCTS -- 2.0%
   Cort Business Service*             41,500           846
   Hirsch International*              60,900         1,127
   Libbey                             51,400         1,356
                                                   -------
                                                     3,329
                                                   -------
HOUSEHOLD FURNITURE & FIXTURES -- 1.1%
   Chromcraft Revington*              11,000           276
   Ethan Allen Interiors              41,200         1,282
   O'Sullivan Industries Holdings*    23,500           209
                                                   -------
                                                     1,767
                                                   -------
HOUSEHOLD PRODUCTS -- 1.3%
   American Safety Razor*             99,400         1,180
   Holophane*                         52,900           992
                                                   -------
                                                     2,172
                                                   -------
INSURANCE -- 16.2%
   Allmerica Financial                69,100         2,246
   Capital Re                         40,000         1,520
   Capmac Holdings                    23,700           788
   E.W. Blanch Holdings               64,000         1,232
   Enhance Financial Services
     Group                            34,500         1,139
   Everest Reinsurance Holdings       23,300           577
   Executive Risk                     38,200         1,471
   FPIC Insurance Group*              67,400           893
   Gryphon Holdings*                  80,000         1,100
   Highlands Insurance Group*         22,900           458
   Home State Holdings*               46,500           349
   Horace Mann Educators              27,300           897
   Mercury General                     9,500           447


-------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   MMI                                36,500       $ 1,100
   NAC Re                             13,800           497
   Partnerre Holdings                 17,700           504
   Penncorp Financial Group           16,400           529
   PMI Group                          32,300         1,716
   Presidential Life                  74,000           814
   PXRE                               13,200           302
   Reinsurance Group of America       12,000           526
   Security-Connecticut               47,800         1,500
   Sierra Health Services*            23,900           822
   State Auto Financial               86,100         1,270
   TIG Holdings                       17,500           525
   Travelers/Aetna Property
     Casualty*                        31,200           858
   Western National                  125,650         2,340
                                                   -------
                                                    26,420
                                                   -------
LEISURE PRODUCTS -- 0.5%
   Velcro Industries                  15,700           840
                                                   -------
LUMBER & WOOD PRODUCTS -- 0.8%
   Fibreboard*                        39,600         1,386
                                                   -------
MACHINERY -- 4.9%
   Aptar Group                        18,100           581
   BWIP Holding, Cl A                 61,200           949
   Chase Brass Industries*            37,900           659
   DT Industries                      35,300         1,191
   Duriron                            18,300           485
   Fisher Scientific International    43,400         1,790
   Giddings & Lewis                   25,500           303
   UCAR International*                44,900         1,818
   UNR Industries                     36,300           240
                                                   -------
                                                     8,016
                                                   -------
MARINE TRANSPORTATION -- 2.0%
   Oak Industries*                    66,500         2,211
   Royal Caribbean Cruises            36,500           972
                                                   -------
                                                     3,183
                                                   -------
MEASURING DEVICES -- 0.3%
   Fluke                              13,700           505
   Invivo*                             5,800            61
                                                   -------
                                                       566
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 3.2%
   Maxicare Health Plans*             51,800           984
   OEC Medical Systems*               62,200           777
   Ornda Healthcorp*                  51,400         1,407
   Summit Care*                       40,000           880
   Sun Healthcare Group*              91,600         1,191
                                                   -------
                                                     5,239
                                                   -------

-------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                           SHARES       VALUE (000)
-------------------------------------------------------------------------------
MINING -- 1.4%
   Intersolv*                         46,900       $   434
   Wolverine Tube*                    43,100         1,853
                                                   -------
                                                     2,287
                                                   -------
MISCELLANEOUS MANUFACTURING -- 1.3%
   ACX Technologies *                 34,800           605
   Paragon Trade Brands*              62,400         1,459
                                                   -------
                                                     2,064
                                                   -------
OFFICE FURNITURE & FIXTURES -- 1.6%
   Caraustar Industries               36,900         1,095
   Kimball International              39,600         1,450
                                                   -------
                                                     2,545
                                                   -------
PAPER & PAPER PRODUCTS -- 2.0%
   American Pad & Paper*              57,000         1,211
   Buckeye Cellulose*                 53,800         1,399
   Pope & Talbot                      41,100           632
                                                   -------
                                                     3,242
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 1.3%
   Belden & Blake*                    19,200           446
   Cliffs Drilling *                  51,100         1,763
                                                   -------
                                                     2,209
                                                   -------
PETROLEUM REFINING -- 0.7%
   Forasol-Foramer NV*                95,300         1,156
                                                   -------
PRINTING & PUBLISHING -- 2.0%
   Bowne                              17,800           407
   Central Newspapers                 27,000         1,029
   Graphic Industries                 45,700           400
   Medusa                             35,800         1,101
   Ultratech Stepper*                 13,300           251
                                                   -------
                                                     3,188
                                                   -------
PROFESSIONAL SERVICES -- 5.1%
   Canadian National Railway          46,900           961
   Carson Pirie*                      48,600         1,294
   Catherine's Stores*                78,200           567
   Little Switzerland*               152,400           657
   Mueller Industries*                19,100           776
   Proffitts*                         16,900           668
   Shopko Stores                      69,100         1,097
   Waban*                             26,400           604
   Zale*                              74,800         1,636
                                                   -------
                                                     8,260
                                                   -------
RETAIL -- 4.4%
   Alberto Culver, Cl A               27,200           996
   Big B                              19,900           331
   BMC West*                         116,900         1,622


-------------------------------------------------------------------------------
                                   SHARES/FACE       MARKET
DESCRIPTION                       AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
   Burlington Coat Factory
     Warehouse*                       34,200      $    376
   Dress Barn *                      110,800         1,205
   Guess*                             51,000           682
   Ruddick                           103,800         1,427
   Talbots                            18,200           546
                                                   -------
                                                     7,185
                                                   -------
RUBBER & PLASTIC -- 0.6%
   Mark IV Industries                 43,111           938
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.6%
   AVX                                76,500         1,759
   Burr-Brown*                        32,200           644
   Fusion Systems*                    22,200           400
   Hutchinson Technology *            10,200           390
   Read-Rite*                         30,700           484
   Zycon*                             64,800           640
                                                   -------
                                                     4,317
                                                   -------
SPECIALTY CONSTRUCTION -- 0.3%
   DR Horton*                         56,796           554
                                                   -------
SPECIALTY MACHINERY -- 0.9%
   Fedders                           135,500           694
   Schnitzer Steel Industries, Cl A   28,300           821
                                                   -------
                                                     1,515
                                                   -------
TECHNOLOGY, GENERAL -- 1.4%
   Marshall Industries*               32,700           985
   Middleby*                          56,700           333
   TBC*                              144,500           921
                                                   -------
                                                     2,239
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 0.5%
   Comsat                             36,400           824
                                                   -------
WHOLESALE -- 0.9%
   Pioneer Standard Electronics       28,100           316
   Stormedia*                         24,600           304
   Universal Forest Products          46,600           588
   Wyle Laboratories                   8,600           276
                                                   -------
                                                     1,484
                                                   -------
Total Common Stocks
   (Cost $144,534)                                 155,574
                                                   -------

U.S. TREASURY OBLIGATION -- 0.3%
   U.S. Treasury Bill
     4.360%, 01/09/97(A)                $500           493
                                                   -------
Total U.S. Treasury Obligation
   (Cost $493)                                         493
                                                   -------

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------
                                   SHARES/FACE       MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.3%
   Lehman Brothers
    5.410%, dated 09/30/96, matures
    10/01/96, repurchase price
    $6,984,000 (collateralized by
    FHLMC, total par value
    $8,984,000, 7.000%,
    05/15/25, market value:
    $7,182,000)                       $6,983       $ 6,983
                                                   -------
Total Repurchase Agreement
   (Cost $6,983)                                     6,983
                                                   -------
Total Investments -- 99.9%
   (Cost $152,010)                                 163,050
                                                   -------
Other Assets and Liabilities, Net-- 0.1%               127
                                                   -------

NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based on
 12,391,438 outstanding shares
 of beneficial interest                            139,700
Undistributed net investment income                    107
Accumulated net realized gain on investments        12,316
Net unrealized appreciation on futures contracts        14
Net unrealized appreciation on investments          11,040
                                                  --------
Total Net Assets-- 100.0%                         $163,177
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                        $13.17
                                                  ========
* NON-INCOME PRODUCING SECURITY
(A) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
CL -- CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
REIT--REAL ESTATE INVESTMENT TRUST
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SMALL CAP GROWTH PORTFOLIO

COMMON STOCKS -- 93.4%
AEROSPACE DEFENSE -- 0.1%
   Rockshox*                          16,800       $   256
                                                   -------
AGRICULTURE -- 0.6%
   Northland Cranberries              72,300         1,229
   Veterinary Centers of America*     43,600           956
                                                   -------
                                                     2,185
                                                   -------
AIR TRANSPORTATION -- 0.4%
   Airnet Systems*                    84,700         1,207
   Greenwich Air Services, Cl B*      16,800           349
   Mesaba Holdings*                    9,500           103
                                                   -------
                                                     1,659
                                                   -------


-------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
-------------------------------------------------------------------------------
AIRCRAFT -- 0.2%
   Rohr *                             44,800       $   879
                                                   -------
APPAREL/TEXTILES -- 1.2%
   Donnkenny*                         61,300         1,050
   Nautica Enterprises*               60,250         1,943
   Quiksilver*                        30,900           773
   Tommy Hilfiger*                    13,400           794
                                                   -------
                                                     4,560
                                                   -------
AUTOMOTIVE -- 0.0%
   Coachmen Industries                 1,800            46
                                                   -------
BANKS -- 0.4%
   First Savings Bank of Washington   30,600           509
   New York Bancorp                    1,900            60
   Riggs National                     64,900         1,079
                                                   -------
                                                     1,648
                                                   -------
BEAUTY PRODUCTS -- 0.2%
   USA Detergents*                    16,300           648
                                                   -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 0.7%
   Ancor Communications*              59,600           991
   Cellnet Data System *              32,100           610
   Cox Radio  Cl A*                   12,000           264
   Leap Group*                        81,800           828
                                                   -------
                                                     2,693
                                                   -------
BUILDING & CONSTRUCTION -- 0.2%
   Southern Energy Homes*             58,500           936
                                                   -------
BUILDING & CONSTRUCTION SUPPLIES -- 0.4%
   Miller Industries*                 41,800         1,651
                                                   -------
CHEMICALS -- 0.1%
   Bio-Rad Labs,  Cl A*               14,900           428
                                                   -------
COMMUNICATIONS EQUIPMENT -- 4.0%
   Ascend Communications*             29,600         1,957
   C-Cube Microsystems*               10,500           466
   Checkpoint Systems*                89,800         2,380
   Digital Microwave *                57,000         1,311
   Digital Systems*                   72,400         1,294
   Dionex*                             4,300           163
   DSP Communications*                54,800         3,062
   Harman International                9,200           449
   National Wireless Holdings*        54,500           872
   Sawtek*                            42,200         1,097
   Teltrend*                           5,000           213
   Ultrak*                            66,700         1,834
   US Robotics*                        1,900           123
                                                   -------
                                                    15,221
                                                   -------

-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 5.4%
   Amati Communications*              33,800       $   744
   Ariel*                            124,300         1,461
   Auspex Systems*                   132,400         2,036
   Black Box*                         31,300         1,033
   CBT Group*                          6,300           296
   Ciprico*                           21,700           434
   Encad*                             65,300         2,734
   Fractal Design*                    47,600           512
   HCIA*                              11,400           684
   HMT Technology*                    31,900           694
   HNC Software*                      22,400           896
   Imnet Systems*                     18,000           351
   Manugistics*                        1,300            53
   Microchip Technology*              12,400           463
   Micron Electronics*                90,900         1,875
   Natural Microsystems *             23,000         1,107
   Network Appliance*                 54,800         1,644
   Raster Graphics*                   96,400           868
   Trident Microsystems*              39,200           593
   Vanstar*                           82,800         2,008
                                                   -------
                                                    20,486
                                                   -------
CONSUMER PRODUCTS -- 0.5%
   Vans*                              69,500         1,329
   Wolverine World Wide               21,900           608
                                                   -------
                                                     1,937
                                                   -------
DRUGS -- 5.9%
   Anesta*                            32,700           462
   Arris Pharmaceutical*              33,000           466
   Avecor Cardiovascular*             48,200           699
   ChiRex*                            45,600           593
   Columbia Laboratories*             91,100         1,116
   Dura Pharmaceuticals *             46,100         1,700
   Fuisz Technologies*                55,450           721
   Guilford Pharmaceuticals*          48,200         1,326
   Incyte Pharmaceuticals*            54,500         2,698
   Interneuron Pharmeceutical*        16,500           466
   Jones Medical Industries           80,475         3,903
   Medicis Pharmaceutical, Cl A*      48,900         2,359
   NBTY*                               3,800            63
   Neurocrine Biosciences Inc*        34,200           389
   Nexstar Pharmaceuticals*           37,500           788
   Onyx Pharmaceuticals *             35,000           398
   Parexel International*             11,800           743
   Pathogenesis *                     46,700           829
   QLT Phototherapeutics*             94,700         1,725
   Sequus Pharmaceuticals*            78,200         1,232
                                                   -------
                                                    22,676
                                                   -------
ELECTRICAL TECHNOLOGY -- 1.2%
   Concord EFS*                       59,650         1,536
   Komag*                             12,200           256
   LSI Industries                     71,400         1,142
   Proxim*                            52,300         1,504
                                                   -------
                                                     4,438
                                                   -------


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
ENERGY & POWER -- 0.1%
   Micro Linear*                      53,100       $   418
                                                   -------
ENTERTAINMENT -- 0.7%
   Anchor Gaming*                     22,900         1,426
   MGM Grand*                         13,100           553
   Regal Cinemas *                    35,450           886
                                                   -------
                                                     2,865
                                                   -------
ENVIRONMENTAL SERVICES -- 0.1%
   Culligan Water Technologies*       12,400           470
                                                   -------
FINANCIAL SERVICES -- 3.1%
   Aames Financial                    60,800         3,063
   Americredit*                       58,000         1,066
   Amresco                            49,000         1,121
   Central Financial Acceptance*      15,100           292
   Credit Acceptance*                 61,300         1,686
   DVI*                               16,700           238
   First Alliance*                     9,800           221
   Imperial Credit Industries*        65,500         2,399
   Jayhawk Acceptance*                45,200           638
   The Money Store                    44,600         1,182
                                                   -------
                                                    11,906
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 0.7%
   Diedrich Coffee*                  106,800         1,095
   Morningstar Group*                 71,600           823
   Redhook Ale Brewery*               38,100           829
                                                   -------
                                                     2,747
                                                   -------
GAS/NATURAL GAS -- 0.2%
   Unit*                             128,000           752
                                                   -------
HOTELS & LODGING -- 0.7%
   Doubletree*                        48,500         1,934
   Prime Hospitality*                  8,000           132
   Studio Plus Hotels*                21,450           354
   Suburban Lodges of America*        10,700           225
                                                   -------
                                                     2,645
                                                   -------
HOUSEHOLD PRODUCTS -- 0.5%
   Advanced Lighting Technologies*    52,000         1,027
   Lamson and Sessions*               93,200           827
                                                   -------
                                                     1,854
                                                   -------
INSURANCE -- 1.9%
   American Travelers*                35,200         1,166
   Amerin*                            58,200         1,310
   CMAC Investment                       600            38
   Compdent*                          31,200         1,178
   Healthplan Services*               27,000           591
   Penncorp Financial Group           19,000           613
   Phycor*                            28,900         1,100
   Total Renal Care Holdings*         22,700           902
   United Dental Care*                12,100           437
                                                   -------
                                                     7,335
                                                   -------

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


SMALLCAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                          SHARES        VALUE (000)
-------------------------------------------------------------------------------
LEASING & RENTING -- 0.2%
   Rental Service*                    12,200       $   268
   Renters' Choice*                   22,500           422
                                                   -------
                                                       690
                                                   -------
LEISURE PRODUCTS -- 0.6%
   Cannondale*                        46,100         1,072
   Galoob Lewis Toys*                 47,000         1,375
                                                   -------
                                                     2,447
                                                   -------
LUMBER & WOOD PRODUCTS -- 1.1%
   Cavalier Homes                     52,800           977
   Champion Enterprises*              97,600         2,208
   Redman Industries*                 38,200         1,070
                                                   -------
                                                     4,255
                                                   -------
MACHINERY -- 3.9%
   CFM Technologies*                  80,700           938
   Eagle Hardware & Garden*          122,700         3,313
   Edelbrock*                         61,900         1,021
   Gardner Denver Machinery*          11,200           342
   JLG Industries                     99,600         1,917
   Lindsay Manufacturing*                550            23
   Novellus Systems*                  12,300           524
   Nuko Information Systems*          45,900           849
   Photronics Labs*                   28,900           896
   Thermatrix*                        48,600           407
   Uniphase*                          46,400         1,960
   Varco International*               20,800           367
   Zoltek*                            61,400         2,333
                                                   -------
                                                    14,890
                                                   -------
MANUFACTURING -- 0.6%
   West Marine*                       70,200         2,317
                                                   -------
MARINE TRANSPORTATION -- 0.2%
   Trico Marine Services*             18,500           564
                                                   -------
MEASURING DEVICES -- 0.4%
   Benchmarq Microelectronics*        80,500           835
   Thermedics*                        25,000           659
                                                   -------
                                                     1,494
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 6.6%
   Algos Pharmaceuticals*             46,500           651
   CNS*                               20,900           371
   Digene*                            46,300           307
   ESC Medical Systems                12,800           410
   FemRx*                            104,100           859
   Galileo Electro-Optics*            52,900         1,309
   Gensym*                            44,900           977
   Gulf South Medical Supply*            400            10
   HemaSure*                          53,000           570
   Hologic*                           66,200         1,854


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   Horizon Mental Health
     Management*                      27,800       $   688
   II-VI*                             54,400         1,129
   Intelligent Medical Imaging*       73,700         1,050
   Lunar*                             32,000         1,024
   Medquist*                         111,400         2,256
   NCS Healthcare, Cl A*               8,200           257
   Neoprobe*                          48,900           880
   Novoste*                           53,700           712
   Occusystems*                       21,600           648
   Orthodontic Centers of America*    65,700         1,339
   Pediatrix Medical Group*           23,500         1,166
   PHP Healthcare*                    46,500         1,331
   Physio-Control International*      14,700           371
   Prime Medical Services*            46,800           620
   Protocol Systems*                  60,600         1,007
   Safeskin*                          24,200           841
   Universal Health Services*         38,100         1,038
   Urocor*                            13,200           167
   Urologix*                          40,300           620
   Visix Space*                       10,300           278
   Zygo*                               9,300           276
                                                  --------
                                                    25,016
                                                  --------
MISCELLANEOUS BUSINESS SERVICES-- 21.1%
   Abacus Direct*                      9,000           189
   Access Health Marketing*            9,000           506
   Advanced Technologies
     Laboratories*                    35,300         1,130
   Alternative Resources*                500            14
   Applied Microsystems*              64,500         1,363
   Aspen Technology*                  57,500         3,896
   Avant*                             22,500           675
   Axent Technologies*                 9,300           219
   Brooktrout Tech*                   59,250         2,163
   Cambridge Technology Partners*     35,900         1,086
   Cellular Technical Services*       55,900         1,104
   Clarify*                           22,200         1,376
   Cylink*                            62,000           891
   Dataworks*                        104,500         2,717
   Dendrite International*            19,100           578
   Electronics for Imaging*           23,300         1,672
   Employee Solutions*                26,700           461
   Enterprise Systems*                38,100           981
   Envoy*                             44,400         1,721
   GRC International*                 27,800           473
   Health Management Systems*         11,100           325
   Indus Group*                       16,700           334
   Insight Enterprises*               39,000         1,458
   Intevac*                           57,400           976
   Jack Henry & Associates*           11,500           365
   Learning Tree International*       35,200         1,302
   Legato Systems*                    28,100         1,335
   Macromedia*                        27,500           571

-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   McAfee Associates*                 68,350       $ 4,716
   Mecon*                            106,500         2,663
   Medic Computer Systems*            37,000         1,346
   Meta Group*                        17,800           494
   National Instruments*              29,400           779
   National Techteam*                 75,200         2,040
   Netvantage, Cl A*                  24,300           336
   Object Design*                     78,600         1,267
   Orcad*                             48,500           437
   PCI Services*                      42,400         1,155
   Peerless Systems*                  51,600           574
   Pegasystems*                       48,400         1,258
   Physician Computer Networks*       95,500         1,015
   Physician Support Systems*        108,900         2,641
   Planning Sciences International,
     ADR*                             61,500           907
   PMT Services*                      28,300           573
   Premenos Technology*               74,500         1,509
   Project Software & Development*    10,100           427
   Pure Atria*                        15,400           581
   Quickturn Design Systems*          90,500         1,233
   Registry*                           9,900           376
   Restrac*                           65,500         1,228
   Siebel Systems*                    27,400         1,141
   SQA*                               32,500           878
   Staffmark*                         33,600           470
   Structural Dynamics Research*      14,100           337
   Summit Medical Systems*            48,800           683
   Sunquest*                          41,000           759
   Sync Research*                     34,000           527
   Synopsys*                          18,000           830
   Systemsoft Corp*                   70,500         2,415
   Technology Solutions*              34,700         1,210
   Unify*                             38,200           506
   Unison Software*                   11,100           286
   Veritas Software*                  45,400         3,212
   Versant Object Technology*         38,900           924
   Viasoft*                           61,200         2,570
   Videoserver*                       39,200         1,362
   Visio*                              9,800           446
   Wackenhut Corrections*             27,400           610
   Wall Data*                         35,900           817
   Wind River Systems*                36,000         1,593
   Xionics Document Technologies*     39,700           566
   Xircom*                            56,100           912
                                                   -------
                                                    80,490
                                                   -------
MISCELLANEOUS CONSUMER SERVICES-- 1.2%
   ABR Information Services*           8,450           608
   Career Horizons*                   36,300         1,411
   Carriage Services*                 54,400         1,047
   Robert Half International*         10,700           395
   Romac International*                9,700           296
   Western Staff Services*            54,700           827
                                                   -------
                                                     4,584
                                                   -------


-------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
-------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.5%
   Coastcast*                         59,700       $   925
   Dayrunner*                         22,600           622
   Paragon Trade Brands*              18,200           425
                                                   -------
                                                     1,972
                                                   -------
PAPER & PAPER PRODUCTS -- 0.1%
   NUCO2*                             12,500           259
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 4.1%
   Atwood Oceanic*                    22,200           977
   Belden & Blake*                    49,700         1,156
   Cliffs Drilling*                   31,900         1,101
   Cross Timbers Oil                  45,300         1,087
   Ensco International*               15,300           497
   Marine Drilling*                  111,300         1,071
   Noble Drilling*                    32,500           492
   Nuevo Energy*                      15,700           638
   Seacor Holdings*                   20,700         1,051
   Seitel*                            57,900         2,150
   Shaw Group*                        35,500         1,234
   Stone Energy*                      24,500           453
   Swift Energy*                      46,500         1,116
   Tuboscope Vecto International*     80,200         1,253
   Veritas DGC*                       80,800         1,454
                                                   -------
                                                    15,730
                                                   -------
PRINTING & PUBLISHING -- 0.6%
   Analytical Surveys*                78,700           866
   Desktop Data*                      13,400           389
   Lone Star Industries               28,200           906
                                                   -------
                                                     2,161
                                                   -------
PROFESSIONAL SERVICES -- 1.0%
   Childrens Comprehensive*           74,500         1,304
   Equity International*              14,100           448
   Intelliquest Information Group*     7,200           184
   Right Management Consultants*      29,900           725
   Sylvan Learning Systems*           32,100         1,316
                                                   -------
                                                     3,977
                                                   -------
RAILROADS -- 0.5%
   Genessee and Wyoming*              36,300           989
   Railtex*                           33,700           802
                                                   -------
                                                     1,791
                                                   -------
REPAIR SERVICES -- 0.1%
   Oxford Resources, Cl A*            20,500           438
                                                   -------
RETAIL -- 8.5%
   Apple South                        23,700           317
   Borders Group*                     15,200           566
   Carson Pirie*                      25,800           687
   CDW Computer Centers*              14,250           973

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                          SHARES       VALUE (000)
-------------------------------------------------------------------------------
   CKE Restaurants                    54,200       $ 1,667
   Claire's Stores                     3,225            69
   Cooker Restaurant                  50,800           603
   Damark International*              89,300         1,150
   Dollar Tree Stores*                56,150         2,162
   Foodmaker*                         68,800           688
   Friedman's, Cl A*                  21,700           407
   Gadzooks                           64,400         2,238
   Gargoyles*                          2,000            41
   Gymboree*                          13,100           398
   Hollywood Entertainment*           13,300           273
   Hot Topic*                            500            12
   Kenneth Cole Productions*          34,000           642
   Landry's Seafood Restaurants*      28,100           703
   Longhorn Steaks*                   26,100           398
   Men's Wearhouse*                   23,100           578
   Mueller Industries*                 1,100            45
   Multiple Zones*                    29,800           738
   National Media*                    33,900           504
   Omnicare                           51,000         1,556
   Outback Steakhouse*                10,600           256
   Papa John's International*         37,200         1,953
   Petco Animal Supplies*             24,200           659
   Planet Hollywood*                  24,200           678
   Proffitts*                         15,700           620
   Rainforest Cafe*                   35,500         1,101
   Rexall Sundown*                   135,950         4,962
   Ross Stores                        58,900         2,121
   Stein Mart*                        52,200         1,155
   Whole Foods Market*                14,000           371
   Williams Sonoma*                   14,900           423
   Wilmar Industries*                 23,100           526
                                                   -------
                                                    32,240
                                                   -------
RUBBER & PLASTIC -- 3.4%
   Aetrium*                           25,500           268
   Chips & Technologies*              42,400           578
   Computer Products*                 74,800         1,636
   Elantec Semiconductor*            118,200           827
   Etec Systems*                      32,300         1,098
   Hadco*                             31,900         1,021
   Just for Feet*                     25,400         1,273
   MRV Communications*                45,400         1,169
   Remec*                             79,200         1,119
   S3*                                41,200           814
   Sanmina*                           26,700         1,075
   Transwitch*                        64,000           400
   Vitesse Semiconductor*             42,200         1,630
                                                   -------
                                                    12,908
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.9%
   Actel*                             27,100           522
   Applied Magnetics*                 58,300         1,035


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Atmel*                             40,500       $ 1,250
   Flextronics International*         19,400           536
                                                   -------
                                                     3,343
                                                   -------
SPECIALTY CONSTRUCTION -- 0.1%
   Westell Technologies*              12,100           535
                                                   -------
STEEL & STEEL WORKS -- 0.7%
   Brush Wellman                      47,800           920
   Maverick Tube*                     57,800           809
   Oregon Metallurgical*              33,400         1,086
                                                   -------
                                                     2,815
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 4.0%
   ACC*                               53,050         2,507
   Adtran*                             7,800           392
   Advanced Fibre*                     1,200            30
   Brightpoint*                       18,700           451
   GST Telecommunications*            29,500           336
   LCC International*                 24,600           458
   LCI International*                 17,900           564
   Lightbridge*                       53,200           618
   Midcom Communications*             52,400           721
   Orckit Communications*             40,000           735
   Ortel*                             45,300         1,087
   P-Com*                             57,600         1,426
   Pacific Gateway Exchange*           2,900            86
   Pairgain Technologies*             40,200         3,141
   Periophonics*                      30,100         1,174
   Premisys Communications*           13,800           507
   Telco Communications Group*        44,700           827
   Transaction Network Services*      24,000           345
   Verilink*                           5,100           125
                                                   -------
                                                    15,530
                                                   -------
TESTING LABORATORIES -- 0.6%
   Atrix Labs*                        30,900           340
   Clintrials Research*               26,200         1,068
   Quintiles Transnational*           10,200           747
                                                   -------
                                                     2,155
                                                   -------
TRUCKING -- 0.1%
   Trism*                             47,500           196
                                                   -------
WHOLESALE -- 2.8%
   Act Networks*                      46,800         1,310
   Barnett*                           14,700           347
   Barrett Resources*                  7,700           271
   Ha Lo Industries*                  36,950         1,072
   Harmonic Lightwaves*               68,900         1,352
   Henry Schein*                      25,600           986
   Hughes Supply                      24,600           910
   Inso*                              13,000           705

--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Iron Mountain*                     18,100     $     534
   North Face*                        16,400           463
   Physician Sales & Services*        22,100           519
   Serologicals*                      14,000           487
   Technical Chemical & Products*     45,800           487
   US Office Products*                27,200           976
   Winstar Communications*            24,700           411
                                                   -------
                                                    10,830
                                                   -------
Total Common Stocks
   (Cost $280,073)                                 356,966
                                                   -------

U.S. TREASURY OBLIGATION -- 0.3%
   U.S. Treasury Bill
      4.360%, 01/09/97(A)            $ 1,200         1,183
                                                   -------
Total U.S. Treasury Obligation
   (Cost $1,183)                                     1,183
                                                   -------

REPURCHASE AGREEMENT -- 6.9%
   J.P. Morgan
     5.350%, dated 09/30/96, matures
     10/01/96, repurchase price
     $26,408,000 (collateralized by
     U.S. Treasury Bond, par value
     $23,798,000, 8.125%, 08/15/19,
     market value:  $26,933,000)      26,404        26,404
                                                   -------
Total Repurchase Agreement
   (Cost $26,404)                                   26,404
                                                   -------
Total Investments -- 100.6%
   (Cost $307,660)                                 384,553
                                                   -------
Other Assets and Liabilities, Net-- (0.6%)          (2,202)
                                                   -------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   18,554,737 outstanding shares
   of beneficial interest                          230,511
Portfolio Shares of Class D (unlimited
   authorization -- no par value) based on
   89,955 outstanding shares
   of beneficial interest                            1,543
Accumulated net realized gain on investments        73,427
Net unrealized depreciation on futures contracts       (23)
Net unrealized appreciation on investments          76,893
                                                  --------
Total Net Assets-- 100.0%                         $382,351
                                                  ========

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $20.51
                                                    ======
Net Asset Value and Redemption Price
   Per Share -- Class D                             $20.29
                                                    ======
Maximum Offering Price Per Share --
   Class D ($20.29 / 95%)                           $21.36
                                                    ======
* NON-INCOME PRODUCING SECURITY
(A) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


MID-CAP PORTFOLIO

COMMON STOCKS -- 97.0%
AEROSPACE & DEFENSE -- 2.2%
   Sci Systems*                        9,900        $  557
                                                   -------
AGRICULTURE -- 0.7%
   Dole Food                           4,400           185
                                                   -------
AIR TRANSPORTATION -- 1.0%
   Delta Air Lines                     3,600           259
                                                   -------
BANKS -- 5.9%
   Comerica                            6,000           309
   Republic New York                   5,900           408
   SouthTrust                          3,300           101
   TCF Financial                       9,900           372
   US Bancorp                          4,200           166
   Zions Bancorp                       1,400           124
                                                   -------
                                                     1,480
                                                   -------
BEAUTY PRODUCTS -- 0.6%
   Avon Products                       3,200           159
                                                   -------
CHEMICALS -- 5.3%
   Eastman Chemical                    6,200           362
   FMC*                                4,600           312
   Terra Industries                   10,200           152
   Union Carbide                      10,900           497
                                                   -------
                                                     1,323
                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.5%
   General Instrument*                 5,000           124
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


MID-CAP PORTFOLIO
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 4.3%
   Gateway 2000*                      10,300        $  493
   Storage Technology*                 2,100            80
   Western Digital*                   12,300           494
                                                   -------
                                                     1,067
                                                   -------
CONCRETE & MINERAL PRODUCTS -- 0.3%
   Armstrong World Industries          1,000            62
                                                   -------
CONTAINERS & PACKAGING -- 1.8%
   Owens-Illinois*                    25,000           438
                                                   -------
DRUGS -- 0.3%
   Millipore                           1,800            71
                                                   -------
ELECTRICAL SERVICES -- 8.2%
   Boston Edison                       2,800            62
   Centerior Energy                   20,600           188
   Entergy                             7,100           192
   Illinova                            7,100           188
   Long Island Lighting               19,900           341
   MidAmerican Energy                  8,300           132
   New York State Electric & Gas      16,300           359
   Niagara Mohawk Power*              42,300           338
   Northeast Utilities                 4,800            59
   Rochester Gas & Electric           10,300           188
                                                   -------
                                                     2,047
                                                   -------
ENTERTAINMENT -- 0.6%
   King World Productions*             4,300           159
                                                   -------
FINANCIAL SERVICES -- 4.5%
   AG Edwards & Sons                   2,500            73
   Bear Stearns                       10,815           251
   Countrywide Credit Industries      10,800           277
   Painewebber Group                   4,200            88
   Salomon                             9,500           433
                                                   -------
                                                     1,122
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 2.7%
   IBP                                15,500           360
   Lancaster Colony                    5,400           207
   Ralston-Ralston Purina              1,700           116
                                                   -------
                                                       683
                                                   -------
GAS/NATURAL GAS -- 3.4%
   Columbia Gas System                 7,800           437
   National Fuel & Gas                11,400           419
                                                   -------
                                                       856
                                                   -------
HOTELS & LODGING -- 0.4%
   Marriott International              1,900           105
                                                   -------
HOUSEHOLD PRODUCTS -- 1.9%
   Clorox                                800            77
   Maytag                             20,100           392
                                                   -------
                                                       469
                                                   -------


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
INSURANCE -- 6.0%
   Aetna                                 786        $   55
   Ambac                               7,900           440
   American Financial Group            1,900            60
   Equifax                             6,200           164
   MGIC Investment                     3,700           249
   Providian                           1,800            77
   SunAmerica                          1,600            55
   Value Health*                      21,000           394
                                                   -------
                                                     1,494
                                                   -------
LEASING & RENTING -- 1.8%
   Comdisco                           15,750           455
                                                   -------
LEISURE PRODUCTS -- 1.5%
   Callaway Golf                      10,900           372
                                                   -------
MACHINERY -- 4.5%
   Brunswick                           2,800            67
   Harnischfeger Industries           10,200           385
   Parker-Hannifin                     7,300           307
   Trinova                            11,300           356
                                                   -------
                                                     1,115
                                                   -------
MEASURING DEVICES -- 2.2%
   Beckman Instruments                 4,500           175
   KLA Instruments*                    7,400           166
   Tektronix                           2,700           110
   Wheelabrator Technologies           6,200            95
                                                   -------
                                                       546
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 1.4%
   Healthsouth Corporation*            2,100            81
   Laboratory of America Holdings     15,200            59
   Tenet Healthcare*                   4,600           102
   Varian Associates                   2,000            96
                                                   -------
                                                       338
                                                   -------
METALS & MINING -- 1.1%
   Phelps Dodge                        3,400           218
   Vulcan Materials                    1,100            66
                                                   -------
                                                       284
                                                   -------
MISCELLANEOUS BUSINESS SERVICES -- 2.8%
   BMC Software*                       5,400           429
   GTech*                              8,000           257
                                                   -------
                                                       686
                                                   -------
MISCELLANEOUS CONSUMER SERVICES -- 0.2%
   Manpower                            1,800            60
                                                   -------
MISCELLANEOUS TRANSPORTATION -- 0.9%
   Harsco                              3,400           214
                                                   -------
OFFICE FURNITURE & FIXTURES -- 1.4%
   Johnson Controls                    4,500           337
                                                   -------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.2%
   Bowater                             4,700        $  179
   Consolidated Papers                 2,400           125
                                                   -------
                                                       304
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 3.0%
   Global Marine*                      7,900           124
   Transocean Offshore                 6,700           410
   Union Texas Petroleum              10,200           221
                                                   -------
                                                       755
                                                   -------
PETROLEUM REFINING -- 0.3%
   Tosco                               1,400            77
                                                   -------
PRINTING & PUBLISHING -- 2.1%
   American Greetings, Cl A            6,500           186
   Media General                      10,500           331
                                                   -------
                                                       517
                                                   -------
RAILROADS -- 1.6%
   Illinois Central                   12,900           408
                                                   -------
REPAIR SERVICES -- 1.5%
   Ryder System                       12,400           367
                                                   -------
RETAIL -- 7.5%
   Best Buy*                           2,400            55
   Consolidated Stores*                2,200            88
   Dayton-Hudson                       7,400           244
   Dillard Department Stores, Cl A     9,200           297
   Federated Department Stores*        3,400           114
   Gap                                 2,200            64
   Great Atlantic & Pacific Tea       14,000           362
   Pacific Enterprises                 3,200            97
   TJX                                 9,400           337
   Wendy's International               9,300           200
                                                   -------
                                                     1,858
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.1%
   Atmel*                             11,800           364
   International Rectifier*           17,400           241
   Novellus Systems*                   4,000           170
                                                   -------
                                                       775
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 2.8%
   Century Telephone Enterprises       6,400           220
   Cincinnati Bell                     4,200           223
   WorldCom*                          12,300           263
                                                   -------
                                                       706
                                                   -------
WHOLESALE -- 5.5%
   Arrow Electronics*                  2,500           111
   Bergen Brunswig, Cl A              13,200           419
   Cardinal Health                     2,600           215


--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   First Brands                        8,800        $  230
   Johnson & Johnson                   1,580            81
   Safeway*                            3,200           136
   Supervalu                           6,600           181
                                                   -------
                                                     1,373
                                                   -------
Total Common Stocks
   (Cost $21,153)                                   24,207
                                                   -------

PREFERRED STOCK -- 0.1%
INSURANCE -- 0.1%
   Aetna                                 262            19
                                                   -------
Total Preferred Stock
   (Cost $17)                                           19
                                                   -------

REPURCHASE AGREEMENT -- 2.7%
   J.P. Morgan
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price $687,000
     (collateralized by FHLMC obligation,
     total par value $801,000, 6.000%,
     04/01/03
     total market value: $701,000)      $687           687
                                                   -------
Total Repurchase Agreement
   (Cost $687)                                         687
                                                   -------
Total Investments -- 99.8%
   (Cost $21,857)                                   24,913
                                                   -------
Other Assets and Liabilities, Net -- 0.2%               41
                                                   -------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 1,668,138 outstanding shares
   of beneficial interest                           20,250
Undistributed net investment income                     67
Accumulated net realized gain on investments         1,581
Net unrealized appreciation on investments           3,056
                                                   -------
Total Net Assets-- 100.0%                          $24,954
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $14.96
                                                   =======
* NON-INCOME PRODUCING SECURITY
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCKS -- 88.8%
AIR TRANSPORTATION -- 0.5%
   Southwest Airlines                 25,900        $  592
   UAL*                               15,000           705
                                                   -------
                                                     1,297
                                                   -------
AIRCRAFT -- 3.7%
   Allied Signal                      66,400         4,374
   United Technologies                36,100         4,337
                                                   -------
                                                     8,711
                                                   -------
BANKS -- 4.6%
   BankAmerica                        15,000         1,232
   Boatmen's Bancshares               27,300         1,525
   Chase Manhattan                    71,100         5,697
   Mellon Bank                        29,300         1,736
   PNC Bank                           20,300           678
                                                   -------
                                                    10,868
                                                   -------
BEAUTY PRODUCTS -- 1.1%
   Procter & Gamble                   25,600         2,496
                                                   -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.1%
   Tele-Communications, Cl A*        171,700         2,565
                                                   -------
BUILDING & CONSTRUCTION -- 0.9%
   Foster Wheeler                     48,000         2,100
                                                   -------
CHEMICALS -- 1.6%
   EI duPont de Nemours               19,100         1,686
   Hercules                           36,700         2,009
                                                   -------
                                                     3,695
                                                   -------
COMMUNICATIONS EQUIPMENT -- 1.0%
   Scientific-Atlanta                149,200         2,369
                                                   -------
COMPUTERS & SERVICES -- 3.2%
   Bay Networks*                      38,000         1,036
   Cisco Systems*                     59,800         3,711
   Hewlett Packard                    35,000         1,706
   IBM                                 8,300         1,033
                                                   -------
                                                     7,486
                                                   -------
CONTAINERS & PACKAGING -- 0.6%
   Newell                             43,900         1,317
                                                   -------
DRUGS -- 6.5%
   American Home Products             12,600           803
   Bristol-Myers Squibb               13,000         1,253
   Eli Lilly                          23,400         1,509
   Merck                              62,000         4,363
   Pfizer                             18,400         1,456
   Pharmacia & Upjohn                 51,300         2,116


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Schering Plough                    27,000       $ 1,661
   Smithkline Beecham, PLC ADR        38,200         2,325
                                                   -------
                                                    15,486
                                                   -------
ELECTRICAL SERVICES -- 0.3%
   Central & South West               32,300           840
                                                   -------
ELECTRICAL TECHNOLOGY -- 0.1%
   Duracell International              4,100           263
                                                   -------
ENVIRONMENTAL SERVICES -- 0.6%
   USA Waste Services*                25,000           788
   WMX Technologies                   17,700           582
                                                   -------
                                                     1,370
                                                   -------
FINANCIAL SERVICES -- 2.0%
   FHLMC                              11,500         1,126
   FNMA                               30,000         1,046
   Textron                            30,000         2,550
                                                   -------
                                                     4,722
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 2.9%
   Anheuser Busch                     42,900         1,614
   Coca-Cola                          22,100         1,124
   CPC International                  24,900         1,864
   Sara Lee                           33,400         1,194
   UST                                32,600           966
                                                   -------
                                                     6,762
                                                   -------
GAS/NATURAL GAS -- 0.3%
   Enron                              18,600           758
                                                   -------
HOTELS & LODGING -- 1.0%
   ITT*                               42,300         1,845
   Marriott International             10,200           562
                                                   -------
                                                     2,407
                                                   -------
HOUSEHOLD PRODUCTS -- 2.2%
   General Electric                   56,200         5,114
                                                   -------
INSURANCE -- 5.5%
   American International Group       30,900         3,113
   Chubb                              20,800           957
   GCR Holdings                       30,000           724
   General Re                          9,800         1,389
   ITT Hartford Group                 23,200         1,369
   Pacificare Health Systems*         15,000         1,298
   PMI Group                          17,900           951
   TIG Holdings                       39,200         1,176
   Travelers                          42,899         2,107
                                                   -------
                                                    13,084
                                                   -------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
LEISURE PRODUCTS -- 0.5%
   Mattel                             49,100       $ 1,271
                                                   -------
MACHINERY -- 5.3%
   Deere                              45,600         1,915
   Dresser Industries                 45,500         1,354
   Emerson Electric                   15,000         1,352
   General Signal                     74,600         3,282
   Tyco Labs                         107,200         4,623
                                                   -------
                                                    12,526
                                                   -------
MARINE TRANSPORTATION -- 1.4%
   Carnival, Cl A                    108,000         3,348
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 3.8%
   Columbia/HCA Healthcare            63,520         3,613
   Healthsouth Rehabilitation*        38,900         1,493
   Tenet Healthcare*                  95,600         2,127
   Vencor*                            51,900         1,674
                                                   -------
                                                     8,907
                                                   -------
METALS & MINING -- 0.9%
   Morton International               31,300         1,244
   Potash of Saskatchewan             12,000           878
                                                   -------
                                                     2,122
                                                   -------
MISCELLANEOUS BUSINESS SERVICES-- 4.4%
   Electronic Data Systems            36,800         2,259
   First Data                         19,700         1,608
   Microsoft*                         32,400         4,273
   Oracle Systems*                    52,050         2,215
                                                   -------
                                                    10,355
                                                   -------
OFFICE FURNITURE & FIXTURES -- 0.9%
   Lear*                              67,000         2,211
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 0.3%
   Kerr-McGee                         12,700           773
                                                   -------
PETROLEUM REFINING -- 3.6%
   Amoco                              58,600         4,131
   Mobil                              22,300         2,581
   Texaco                             20,000         1,840
                                                   -------
                                                     8,552
                                                   -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 1.8%
   Eastman Kodak                      20,500         1,609
   Xerox                              48,900         2,622
                                                   -------
                                                     4,231
                                                   -------
PRINTING & PUBLISHING -- 2.5%
   Gannett                            14,100           992
   McGraw-Hill                        23,800         1,015


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                           SHARES    VALUE (000)
--------------------------------------------------------------------------------
   New York Times, Cl A               35,500       $ 1,198
   Viacom, Cl B*                      76,000         2,698
                                                   -------
                                                     5,903
                                                   -------
PROFESSIONAL SERVICES -- 0.9%
   Dun & Bradstreet                   20,700         1,234
   Halliburton                        17,000           878
                                                   -------
                                                     2,112
                                                   -------
RAILROADS -- 1.5%
   Burlington Northern Santa Fe       14,000         1,181
   Union Pacific                      31,400         2,300
                                                   -------
                                                     3,481
                                                   -------
RETAIL -- 8.5%
   Federated Department Stores*       59,600         1,997
   Home Depot                         97,100         5,523
   Intimate Brands                    40,000           730
   McDonald's                         84,800         4,017
   Office Depot*                      73,100         1,727
   PepsiCo                            79,500         2,246
   Wal-Mart Stores                   117,000         3,086
   Wendy's International              35,000           753
                                                   -------
                                                    20,079
                                                   -------
RUBBER & PLASTIC -- 0.4%
   Goodyear Tire & Rubber             23,200         1,070
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.8%
   Atmel*                             30,100           929
   Intel                              11,100         1,059
                                                   -------
                                                     1,988
                                                   -------
SPECIALTY CONSTRUCTION -- 0.6%
   L.M. Ericsson Telephone ADR*       52,300         1,327
                                                   -------
SPECIALTY MACHINERY -- 0.3%
   American Standard*                 23,800           815
                                                   -------
STEEL & STEEL WORKS -- 0.6%
   Aluminum Company of America        24,900         1,469
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 1.8%
   AT&T                               58,678         3,066
   BellSouth                          31,200         1,155
                                                   -------
                                                     4,221
                                                   -------
WASTE MANAGEMENT -- 0.9%
   Molten Metal Technology*           64,600         2,067
                                                   -------
WHOLESALE -- 7.4%
   General Motors                     31,300         1,502
   Gillette                           21,600         1,558
   Johnson & Johnson                  98,600         5,053

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Motorola                           34,000       $ 1,755
   Philip Morris                      38,900         3,491
   Sysco                              80,700         2,714
   W.W. Grainger                      20,000         1,405
                                                   -------
                                                    17,478
                                                   -------
Total Common Stocks
   (Cost $185,295)                                 210,016
                                                   -------

PREFERRED STOCKS -- 2.9%
ELECTRICAL EQUIPMENT -- 0.8%
   Westinghouse Electric, Convertible
     to 0.885 shares (A)*            110,000         1,870
                                                   -------
PAPER & PAPER PRODUCTS -- 0.6%
   International Paper, Convertible
     to 0.9259 shares (A)*            30,000         1,444
                                                   -------
PETROLEUM REFINING -- 1.0%
   Occidental Petroleum, Convertible
     to 2.1970 shares (A)             40,000         2,295
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 0.5%
   Sprint, Convertible to 0.8673 shares 35,000       1,225
                                                   -------
Total Preferred Stocks
   (Cost $6,924)                                     6,834
                                                   -------

CONVERTIBLE BONDS -- 5.5%
   Continental Airlines, Convertible
     to 16.559 shares (A)
      6.750%, 04/15/06                $1,500         1,444
   Potomac Electric Power,
     Convertible to 29.50 shares
      5.000%, 09/01/02                 2,300         2,070
   Price, Convertible to 20.8333 shares
      6.750%, 03/01/01                 3,000         3,180
   Roche Holdings, Convertible
     to 0.0474 shares
      0.000%, 04/20/10                 5,000         2,175
   Time Warner, Convertible
     to 7.7589 shares
      0.000%, 06/22/13                 4,300         1,822
   WMX Technologies, Convertible
     to 26.078 shares
      2.000%, 01/24/05                 2,500         2,325
                                                   -------
Total Convertible Bonds
   (Cost $13,078)                                   13,016
                                                   -------


--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.2%
   U.S. Treasury Bill
      4.360%, 01/09/97(B)             $  500        $  493
                                                   -------
Total U.S. Treasury Obligations
   (Cost $493)                                         493
                                                   -------

REPURCHASE AGREEMENTS -- 5.0%
   Lehman Brothers
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price
     $11,858,000 (collateralized by
     various GNMA obligations, par
     value $12,572,000, 7.000%:
     total market value: $12,100,000) 11,856        11,856
                                                   -------
Total Repurchase Agreements
   (Cost $11,856)                                   11,856
                                                   -------
Total Investments -- 102.4%
   (Cost $217,646)                                 242,215
                                                   -------
Other Assets and Liabilities, Net -- (2.4%)         (5,634)
                                                   -------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 13,040,929 outstanding shares
   of beneficial interest                          157,643
Undistributed net investment income                    716
Accumulated net realized gain on investments        53,660
Net unrealized depreciation on futures contracts        (7)
Net unrealized appreciation on investments          24,569
                                                   -------
Total Net Assets -- 100.0%                        $236,581
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $18.14
                                                   =======

* NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(B) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
CL--CLASS
ADR--AMERICAN DEPOSITORY RECEIPT
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC--PUBLIC LIMITED COMPANY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.1%
AUTOMOTIVE -- 2.1%
   Chrysler                           85,100       $ 2,436
   Genuine Parts                      41,500         1,816
                                                   -------
                                                     4,252
                                                   -------
BANKS -- 14.0%
   Banc One                          154,650         6,341
   BankAmerica                        59,200         4,862
   Fleet Financial Group              89,000         3,961
   JP Morgan                          58,600         5,208
   National City                      62,200         2,620
   US Bancorp                         71,800         2,836
   Wachovia                           53,592         2,653
                                                   -------
                                                    28,481
                                                   -------
BEAUTY PRODUCTS -- 0.9%
   International Flavors &
     Fragrances                       40,900         1,784
                                                   -------
CHEMICALS -- 5.5%
   Betz Laboratories                  40,000         2,100
   BF Goodrich                       111,400         5,027
   Rohm & Haas                        28,700         1,880
   Witco Chemical                     63,100         2,074
                                                   -------
                                                    11,081
                                                   -------
COMMUNICATIONS EQUIPMENT -- 1.6%
   GTE                                85,400         3,288
                                                   -------
DRUGS -- 5.2%
   Bristol-Myers Squibb               55,800         5,378
   Pharmacia & Upjohn                 73,700         3,040
   Smithkline Beecham, PLCADR         35,300         2,149
                                                   -------
                                                    10,567
                                                   -------
ELECTRICAL SERVICES -- 7.2%
   Baltimore Gas & Electric           90,750         2,371
   Central & South West               86,000         2,236
   Florida Progress                   54,800         1,863
   TECO Energy                        89,500         2,126
   Texas Utilities                    74,200         2,940
   Wisconsin Energy                  111,200         3,002
                                                   -------
                                                    14,538
                                                   -------
ENVIRONMENTAL SERVICES -- 0.3%
   Browning-Ferris Industries         27,300           683
                                                   -------
FINANCIAL SERVICES -- 2.1%
   Beneficial                         25,500         1,466
   FNMA                               78,300         2,731
                                                   -------
                                                     4,197
                                                   -------


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO -- 5.2%
   American Brands                    23,500        $  993
   Anheuser Busch                    104,000         3,913
   General Mills                      67,400         4,069
   HJ Heinz                           45,600         1,539
                                                   -------
                                                    10,514
                                                   -------
GAS/NATURAL GAS -- 3.0%
   Consolidated Natural Gas           92,900         4,982
   Nicor                              32,900         1,110
                                                   -------
                                                     6,092
                                                   -------
HOUSEHOLD PRODUCTS -- 2.8%
   Clorox                             28,000         2,685
   General Electric                   32,700         2,976
                                                   -------
                                                     5,661
                                                   -------
INSURANCE -- 7.4%
   American General                   79,100         2,986
   Jefferson Pilot                    36,500         1,889
   Lincoln National                   30,634         1,344
   Marsh & McLennan                   38,900         3,778
   Safeco                             58,900         2,062
   St. Paul                           53,600         2,975
                                                   -------
                                                    15,034
                                                   -------
LEASING & RENTING -- 0.9%
   Pitney Bowes                       35,200         1,852
                                                   -------
LUMBER & WOOD PRODUCTS -- 1.3%
   Georgia-Pacific                    32,700         2,587
                                                   -------
MACHINERY -- 1.8%
   Dresser Industries                 63,100         1,877
   Tenneco                            36,800         1,845
                                                   -------
                                                     3,722
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 0.7%
   Baxter International               29,200         1,365
                                                   -------
MISCELLANEOUS MANUFACTURING -- 2.0%
   Minnesota Mining &
     Manufacturing                    56,700         3,962
                                                   -------
PAPER & PAPER PRODUCTS -- 3.9%
   International Paper                66,600         2,830
   Weyerhaeuser                      110,600         5,101
                                                   -------
                                                     7,931
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 4.0%
   Atlantic Richfield                 53,200         6,783
   Phillips Petroleum                 30,200         1,291
                                                   -------
                                                     8,074
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
PETROLEUM REFINING -- 8.6%
   Amoco                              80,700       $ 5,689
   Chevron                            49,500         3,100
   Exxon                              49,500         4,121
   Texaco                             49,200         4,526
                                                   -------
                                                    17,436
                                                   -------
PRINTING & PUBLISHING -- 1.2%
   McGraw-Hill                        58,900         2,511
                                                   -------
RAILROADS -- 0.6%
   Union Pacific                      15,500         1,135
                                                   -------
RETAIL -- 4.5%
   JC Penney                         130,500         7,063
   May Department Stores              44,300         2,154
                                                   -------
                                                     9,217
                                                   -------
RUBBER & PLASTIC -- 2.2%
   Dow Chemical                       54,750         4,394
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.1%
   Thomas & Betts                     53,700         2,202
                                                   -------
SPECIALTY MACHINERY -- 1.2%
   Cooper Industries                  58,700         2,539
                                                   -------
SPECIALTY SERVICES -- 1.1%
   National Service Industries        65,193         2,282
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 5.7%
   Ameritech                          18,600           979
   Bell Atlantic                      62,100         3,718
   BellSouth                          45,700         1,691
   NYNEX                              78,600         3,419
   US West                            62,366         1,855
                                                   -------
                                                    11,662
                                                   -------
Total Common Stocks
   (Cost $166,108)                                 199,043
                                                   -------

U.S. TREASURY OBLIGATIONS -- 0.5%
   U.S. Treasury Bill
      4.360%, 01/09/97(A)               $975           961
                                                   -------
Total U.S. Treasury Obligations
   (Cost $961)                                         961
                                                   -------
REPURCHASE AGREEMENT -- 2.4%
   J.P. Morgan
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price
     $4,951,000, (collateralized by various
     GNMA obligations, 7.000%, 11/15/25-
     04/15/26: total market value
     $5,071,000)                       4,950         4,950
                                                   -------


--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $4,950)                                $    4,950
                                                   -------
Total Investments -- 101.0%
   (Cost $172,019)                                 204,954
                                                   -------
Other Assets and Liabilities, Net -- (1.0%)         (2,131)
                                                   -------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 12,370,035 outstanding shares
   of beneficial interest                          139,349
Undistributed net investment income                  1,438
Accumulated net realized gain on investments        29,103
Net unrealized depreciation on futures contracts        (2)
Net unrealized appreciation on investments          32,935
                                                   -------
Total Net Assets -- 100.0%                        $202,823
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $16.40
                                                   =======
* NON-INCOME PRODUCING SECURITY
(A) SECURITY HAS BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC--PUBLIC LIMITED COMPANY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


BALANCED PORTFOLIO

COMMON STOCKS -- 50.3%
AIR TRANSPORTATION -- 0.3%
   Southwest Airlines                  5,000        $  114
   UAL*                                1,000            47
                                                   -------
                                                       161
                                                   -------
AIRCRAFT -- 2.1%
   Allied Signal                       8,200           540
   Lockheed Martin                     1,200           108
   United Technologies                 5,000           601
                                                   -------
                                                     1,249
                                                   -------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
BANKS -- 2.4%
   Bank of Boston                        500         $  29
   BankAmerica                           600            49
   Boatmen's Bancshares                2,300           129
   Chase Manhattan                    10,900           873
   Cullen/Frost Bankers                1,200            36
   Mellon                              3,400           201
   Norwest                             1,600            65
                                                   -------
                                                     1,382
                                                   -------
BEAUTY PRODUCTS -- 1.0%
   Colgate-Palmolive                   2,900           251
   Procter & Gamble                    3,400           331
                                                   -------
                                                       582
                                                   -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 0.7%
   Tele-Communications, Cl A*         27,000           403
                                                   -------
BUILDING & CONSTRUCTION -- 0.6%
   Fluor                               1,200            74
   Foster Wheeler                      5,700           249
                                                   -------
                                                       323
                                                   -------
CHEMICALS -- 1.0%
   EI duPont de Nemours                2,500           221
   Hercules                            5,100           279
   Monsanto                            1,400            51
                                                   -------
                                                       551
                                                   -------
COMMUNICATIONS EQUIPMENT -- 0.5%
   Scientific-Atlanta                 19,800           314
                                                   -------
COMPUTERS & SERVICES -- 1.8%
   Bay Networks*                       5,300           144
   Cisco Systems*                      8,000           496
   Hewlett Packard                     5,200           254
   IBM                                 1,300           162
                                                   -------
                                                     1,056
                                                   -------
CONTAINERS & PACKAGING -- 0.2%
   Newell                              4,700           141
                                                   -------
DRUGS -- 3.9%
   American Home Products              1,800           115
   Amgen*                                400            25
   Astra Ab, Cl A, ADR*                2,900           121
   Bristol-Myers Squibb                1,900           183
   Bush Boake Allen*                   5,200           124
   Eli Lilly                           2,700           174
   Merck                               8,100           570
   Pfizer                              2,000           158
   Pharmacia & Upjohn                  6,800           281


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
   Schering Plough                     4,200        $  258
   Smithkline Beecham, PLC ADR         4,100           250
                                                   -------
                                                     2,259
                                                   -------
ELECTRICAL SERVICES -- 0.3%
   Central & South West                7,000           182
                                                   -------
ELECTRICAL TECHNOLOGY -- 0.1%
   Duracell International                900            58
                                                   -------
ENTERTAINMENT -- 0.2%
   Walt Disney                         2,036           129
                                                   -------
ENVIRONMENTAL SERVICES -- 0.2%
   USA Waste Services*                 1,500            47
   WMX Technologies                    2,500            82
                                                   -------
                                                       129
                                                   -------
FINANCIAL SERVICES -- 0.6%
   FHLMC                               1,600           157
   FNMA                                3,400           119
   Textron                             1,100            94
                                                   -------
                                                       370
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 1.5%
   Anheuser Busch                      1,700            64
   Coca-Cola                           3,500           178
   CPC International                   3,300           247
   Ralston-Ralston Purina              1,900           130
   Sara Lee                            4,500           161
   UST                                 3,400           101
                                                   -------
                                                       881
                                                   -------
GAS/NATURAL GAS -- 0.2%
   Enron                               2,900           118
                                                   -------
HOTELS & LODGING -- 0.6%
   ITT*                                6,100           266
   Marriott International              1,500            83
                                                   -------
                                                       349
                                                   -------
HOUSEHOLD PRODUCTS -- 1.0%
   General Electric                    6,600           601
                                                   -------
INSURANCE -- 2.5%
   American International Group        4,550           458
   Chubb                               2,800           129
   GCR Holdings                        4,000            97
   General Re                          1,100           156
   ITT Hartford Group                  3,200           189
   Pacificare Health Systems*          1,400           121
   Travelers                           6,350           312
                                                   -------
                                                     1,462
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
LEISURE PRODUCTS -- 0.3%
   Mattel                              6,900        $  179
                                                   -------
MACHINERY -- 3.1%
   Deere                               6,500           273
   Dresser Industries                  5,000           149
   Emerson Electric                    2,100           189
   General Signal                     11,000           484
   Tyco Labs                          15,800           681
                                                   -------
                                                     1,776
                                                   -------
MARINE TRANSPORTATION -- 0.8%
   Carnival                           14,400           446
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 2.0%
   Columbia/HCA Healthcare             7,820           445
   Healthsouth Rehabilitation*         5,500           211
   Tenet Healthcare*                  12,700           283
   Vencor*                             7,400           239
                                                   -------
                                                     1,178
                                                   -------
METALS & MINING -- 0.4%
   Morton International                4,000           159
   Potash of Saskatchewan                600            44
                                                   -------
                                                       203
                                                   -------
MISCELLANEOUS BUSINESS SERVICES-- 2.5%
   Automatic Data Processing           1,600            70
   Electronic Data Systems             4,800           294
   First Data                          2,000           163
   Microsoft*                          4,600           607
   Oracle Systems*                     7,200           306
                                                   -------
                                                     1,440
                                                   -------
OFFICE FURNITURE & FIXTURES -- 0.6%
   Lear*                              10,200           337
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 0.7%
   Atlantic Richfield                    600            77
   Kerr-McGee                          2,600           158
   Schlumberger                        1,300           110
   Union Pacific Resources             1,200            34
                                                   -------
                                                       379
                                                   -------
PETROLEUM REFINING -- 1.7%
   Amoco                               7,900           557
   Mobil                               2,600           301
   Texaco                              1,500           138
                                                   -------
                                                       996
                                                   -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 1.0%
   Eastman Kodak                       2,800           220
   Xerox                               6,900           370
                                                   -------
                                                       590
                                                   -------


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                          SHARES     VALUE (000)
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 1.4%
   Gannett                             2,000        $  141
   McGraw-Hill                         3,700           158
   New York Times, Cl A                4,100           138
   Viacom, Cl B*                      10,565           375
                                                   -------
                                                       812
                                                   -------
PROFESSIONAL SERVICES -- 0.5%
   Dun & Bradstreet                    2,200           131
   Halliburton                         3,100           160
                                                   -------
                                                       291
                                                   -------
RAILROADS -- 1.0%
   Burlington Northern Santa Fe        1,900           160
   Conrail                             1,600           116
   Union Pacific                       4,400           322
                                                   -------
                                                       598
                                                   -------
RETAIL -- 5.4%
   Federated Department Stores*        8,200           275
   Home Depot                         13,633           775
   Intimate Brands                     5,500           100
   McDonald's                         13,500           640
   Melville                            1,400            62
   Office Depot*                      10,200           241
   PepsiCo                            10,800           305
   Price/Costco*                       3,000            62
   Staples*                            2,500            55
   Wal-Mart Stores                    17,700           467
   Wendy's International               5,600           120
                                                   -------
                                                     3,102
                                                   -------
RUBBER & PLASTIC -- 0.3%
   Goodyear Tire & Rubber              3,400           157
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.4%
   Atmel*                              2,000            62
   Intel                               1,500           143
                                                   -------
                                                       205
                                                   -------
SPECIALTY CONSTRUCTION -- 0.4%
   L.M. Ericsson Telephone, ADR*       8,500           216
                                                   -------
SPECIALTY MACHINERY -- 0.2%
   American Standard*                  3,300           113
                                                   -------
STEEL & STEEL WORKS -- 0.4%
   Aluminum Company of America         3,600           212
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 1.1%
   Airtouch Communications*            2,500            69
   AT&T                                7,800           408
   BellSouth                           4,700           174
                                                   -------
                                                       651
                                                   -------

--------------------------------------------------------------------------------
                                   SHARES/FACE    MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
WHOLESALE -- 3.8%
   General Motors                      2,900        $  139
   Gillette                            1,800           130
   Johnson & Johnson                  13,500           692
   Motorola                            5,384           278
   Philip Morris                       5,500           494
   Sysco                              10,500           353
   W.W. Grainger                       2,000           140
                                                   -------
                                                     2,226
                                                   -------
WASTE MANAGEMENT -- 0.6%
   Molten Metal Technology*           10,000           320
                                                   -------
Total Common Stocks
   (Cost $25,643)                                   29,127
                                                   -------
PREFERRED STOCKS -- 0.6%
CONTAINERS & PACKAGING -- 0.4%
   Westinghouse Electric, Convertible
     to 0.885 shares (A)*             13,000           221
                                                   -------
TELEPHONES & TELECOMMUNICATION -- 0.2%
   Sprint, Convertible
     to 0.8673 shares                  4,200           147
                                                   -------
Total Preferred Stocks
   (Cost $389)                                         368
                                                   -------
U.S. TREASURY OBLIGATIONS -- 11.8%
   U. S.Treasury Notes
      6.125%, 03/31/98                $  850           851
      7.000%, 04/15/99                   150           153
      6.750%, 05/31/99                 1,450         1,467
      7.500%, 10/31/99                   360           372
      7.125%, 02/29/00                    37            38
      6.875%, 03/31/00                   690           701
      7.250%, 05/15/04                 3,000         3,106
      7.000%, 07/15/06                   150           153
                                                   -------
Total U.S. Treasury Obligations
   (Cost $6,844)                                     6,841
                                                   -------
U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 13.4%
   FHLMC REMIC, Series 1637, Cl E
      5.750%, 02/15/19                 1,185         1,152
   FHLMC
      6.000%, 12/01/98                    21            21
      6.000%, 12/01/98                   299           293
      8.000%, 06/01/02                   471           483
      7.000%, 10/01/02                   684           685
      8.000%, 12/01/02                   678           689
   FNMA, REMIC
      7.500%, 10/25/05                 2,000         2,034
   FNMA
      5.500%, 12/25/05                   500           496
      8.500%, 04/01/17                   818           846


--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   GNMA
      9.000%, 06/15/17                $  992       $ 1,058
                                                   -------
Total U.S. Government Mortgage-
   Backed Obligations
   (Cost $7,735)                                     7,757
                                                   -------

CORPORATE OBLIGATIONS -- 13.9%
   AMR
      9.500%, 07/15/98                   275           288
   Aristar
      6.750%, 05/15/99                   705           707
   Associates of North America
      6.375%, 10/15/02                 1,345         1,306
   Capital One
      6.660%, 08/17/98                   220           220
   Fleet Mortgage Group
      6.500%, 06/15/00                 1,085         1,072
   General Motors Acceptance
      7.125%, 05/15/03                 1,200         1,197
   Household Finance
      6.150%, 04/28/00                   345           337
   International Lease Finance
      6.830%, 01/14/00                   345           345
   Philip Morris
      7.250%, 09/15/01                 1,110         1,114
   Salomon Brothers
      5.650%, 02/10/98                   530           525
   Salomon
      6.700%, 12/01/98                   500           499
   Sears Roebuck
      9.250%, 08/01/97                   400           410
                                                   -------
Total Corporate Obligations
   (Cost $8,046)                                     8,020
                                                   -------

CONVERTIBLE BONDS -- 1.4%
   Chubb Capital, Convertible
     to 58.1395 shares
      6.000%, 05/15/98                   500           561
   Staples, Convertible to 30.303
     shares Cl A
      4.500%, 10/01/00                   200           233
                                                   -------
Total Convertible Bonds
   (Cost $715)                                         794
                                                   -------

ASSET-BACKED SECURITIES -- 0.0%
   Merrill Lynch
      5.125%, 07/15/98                     2             2
                                                   -------
Total Asset-Backed Securities
   (Cost $2)                                             2
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 1.9%
   Capital One Bank Notes
      6.540%, 06/09/00                $1,140       $ 1,117
                                                   -------
Total Certificates of Deposit
   (Cost $1,124)                                     1,117
                                                   -------
REPURCHASE AGREEMENT -- 8.7%
   J.P. Morgan
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price
     $5,044,000 (collateralized by
     various GNMA obligations, par
     value $5,350,000, 7.000%,
     04/15/26-05/15/26: total
     market value: $5,147,000)         5,043         5,043
                                                   -------
Total Repurchase Agreement
   (Cost $5,043)                                     5,043
                                                   -------
Total Investments -- 102.0%
   (Cost $55,541)                                   59,069
                                                   -------
Other Assets and Liabilities-- (2.0%)
   Investment Securities Purchased                  (3,335)
   Other Assets and Liabilities, Net                 2,181
                                                   -------
Total Other Assets and Liabilities                  (1,154)
                                                   -------


NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 4,153,839 outstanding shares
   of beneficial interest                           46,154
Undistributed net investment income                    453
Accumulated net realized gain on investments         7,780
Net unrealized appreciation on investments           3,528
                                                   -------
Total Net Assets - 100.0%                          $57,915
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $13.94
                                                   =======
* NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PLC--PUBLIC LIMITED COMPANY
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



CORE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.6%
   U.S. Treasury Bill (C)
      4.360%, 01/09/97               $ 1,800       $ 1,774
   U.S. Treasury Bonds
      6.000%, 08/15/99                21,250        21,094
     10.750%, 02/15/03                 3,900         4,735
      9.250%, 02/15/16                42,575        52,461
      6.000%, 02/15/26                17,650        15,509
      6.750%, 08/15/26                31,690        30,951
   U.S. Treasury Notes
      6.375%, 05/15/99                 5,860         5,877
      6.750%, 05/31/99                 3,100         3,136
      7.500%, 10/31/99                 5,280         5,450
      6.875%, 03/31/00                 8,460         8,589
      6.250%, 08/31/00                13,100        13,023
      6.625%, 07/31/01                 7,770         7,813
      6.500%, 08/31/01                16,080        16,089
      7.250%, 05/15/04                 2,110         2,184
      6.875%, 05/15/06                11,240        11,362
      7.000%, 07/15/06                 3,910         3,990
   U.S. Treasury STRIPS
Zero Coupon, 02/15/99                 11,150         9,646
                                                   -------
Total U.S. Treasury Obligations
   (Cost $216,311)                                 213,683
                                                   -------
CORPORATE OBLIGATIONS -- 20.8%
   Bank of Nova Scotia
      9.125%, 08/19/99                 1,700         1,805
   BankAmerica
      9.200%, 05/15/03                   850           940
   Banque Paribas
      6.875%, 03/01/09                 3,425         3,168
   Barclays North America Capital
      9.750%, 05/15/21                 1,375         1,557
   Bear Stearns
      6.500%, 06/15/00                 2,550         2,509
      6.750%, 08/15/00                 2,000         1,990
   Becton Dickinson
      9.250%, 06/01/16                   466           486
   Chrysler Financial
     13.250%, 10/15/99                   850         1,001
   Commonwealth Edison
      9.500%, 05/01/16                   850           891
      9.875%, 06/15/20                   850           942
   Connecticut Light & Power
      7.875%, 06/01/01                 3,800         3,848
   Dayton Hudson
      8.600%, 01/15/12                   941         1,008
   Deseret Generator &
     Transportation Coop
      9.375%, 01/02/11                   975         1,020
   Dresdner Bank
      7.250%, 09/15/15                 1,700         1,634
   Equitable
      9.000%, 12/15/04                 4,000         4,400

--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Federal Express
      9.625%, 10/15/19                $  850        $  919
   Federal Paperboard
      8.875%, 07/01/12                 1,700         1,885
   First National Bank of Omaha
      7.320%, 12/01/10                   750           721
   Ford Capital
     10.125%, 11/15/00                 1,275         1,418
   Ford Motor Credit
      8.375%, 01/15/00                 1,850         1,936
      6.850%, 08/15/00                 3,425         3,421
   General Motors Acceptance
      9.625%, 05/15/00                 1,060         1,152
      8.000%, 10/01/99                 1,000         1,034
   General Motors Capital
      9.625%, 12/01/00                 1,450         1,590
   Georgia Pacific
      9.500%, 12/01/11                 1,500         1,721
   Goldman Sachs
      6.250%, 02/01/03                 4,700         4,459
   GTE
     10.250%, 11/01/20                 1,700         1,934
   Hydro Quebec Ser GW
      9.750%, 01/15/18                 1,700         1,872
   Hydro Quebec
      8.050%, 07/07/24                 2,550         2,716
   ITT
      7.375%, 11/15/15                 4,950         4,604
   J.C. Penney
      9.750%, 06/15/21                 1,000         1,115
   Lehman Brothers
      9.875%, 10/15/00                 1,875         2,048
   Lehman Brothers Holdings, MTN
      9.375%, 01/15/99                 3,600         3,789
   Loew's
      7.625%, 06/01/23                 2,550         2,416
   Long Island Lighting
      9.625%, 07/01/24                 2,110         2,115
   Midland Bank PLC
      6.950%, 03/15/11                 1,700         1,619
   NCNB Bank
     10.200%, 07/15/15                 2,550         3,143
   News America Holdings
      7.430%, 10/01/26                 3,000         2,981
      7.750%, 12/01/45                 4,100         3,675
   Norsk Hydro A/S
      9.000%, 04/15/12                 1,575         1,782
   Northwest Airlines
      7.670%, 01/02/15                 5,000         5,044
   Paine Webber Group, MTN
      6.930%, 08/15/03                 1,200         1,154
   Province of NewFoundland
     10.000%, 12/01/20                   850         1,041
   Public Services Electric & Gas
      7.625%, 02/01/00                 1,170         1,195
   PVNGS II Funding
      8.000%, 12/30/15                 4,500         4,506


--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   RJR Nabisco
      8.750%, 08/15/05                $1,100      $  1,070
      8.750%, 07/15/07                 2,535         2,450
   Salomon Brothers
      7.750%, 05/15/00                 1,275         1,299
      6.750%, 02/15/03                 2,100         2,016
   SBA
      7.700%, 09/01/16                 1,900         1,933
   Southern California Edison
      8.875%, 05/01/23                   645           669
   Southern Pacific Rail
      9.375%, 08/15/05                   850           926
   Soyland Power Cooperative
      9.700%, 09/30/17                 1,275         1,364
   Swiss Bank
      7.000%, 10/15/15                 1,700         1,598
   System Energy Resources
      7.430%, 01/15/11                 2,338         2,218
   TCI Communications
      8.750%, 08/01/15                 6,495         6,276
   Tele-Communications
      9.250%, 01/15/23                   850           826
   Tenneco
     10.000%, 03/15/08                 1,250         1,489
      7.250%, 12/15/25                   500           466
   Tennesee Gas Pipeline
      6.000%, 12/15/11                 1,944         1,650
   Time Warner
      8.180%, 08/15/07                 1,300         1,311
   Time Warner Entertainment
      8.375%, 07/15/33                 3,160         3,069
   Transcont Gas
      9.000%, 11/15/96                 4,275         4,291
   Union Camp
     10.000%, 05/01/19                 1,700         1,904
   Utilicorp United
     10.500%, 12/01/20                 1,000         1,128
   Weyerhaeuser
      7.250%, 07/01/13                 1,875         1,828
                                                   -------
Total Corporate Obligations
   (Cost $138,330)                                 135,985
                                                   -------
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.5%
   REFCO STRIPS
Zero Coupon, 10/15/20                    945           166
   Resolution Trust Funding STRIPS
Zero Coupon, 10/15/19                  4,880           923
   Resolution Trust Funding
      8.625%, 01/15/30                 1,410         1,678
   RFCO STRIPS
Zero Coupon, 01/15/17                  2,164           495
     Zero Coupon, 04/15/17             1,638           368
                                                   -------
Total U.S. Government Agency Obligations
   (Cost $3,149)                                     3,630
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


CORE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS -- 22.2%
   FHLMC
      9.000%, 12/01/05              $    302     $     315
      6.500%, 02/01/11-04/01/26        7,261         6,853
      7.000%, 05/01/24-05/01/26       13,745        13,289
      7.500%, 06/01/10-07/01/26        8,186         8,144
      8.000%, 08/01/26                 6,196         6,258
      8.500%, 07/01/26                 9,874        10,146
   FHLMC Ser 1907LP (D)
Zero Coupon, 06/15/20                    600           342
   FHLMC REMIC Ser 1 Cl Z
      9.300%, 04/15/19                 4,512         4,701
   FHLMC REMIC
      7.000%, 11/15/19                     5             5
   FNMA
      7.000%, 05/01/23-05/01/26       22,847        22,047
      8.500%, 09/01/13                   110           114
   FNMA 30 Year TBA
      7.000%, 10/01/26                25,400        24,471
   FNMA, PO
Zero Coupon, 07/25/23                    355           241
     Zero Coupon, 08/25/23               935           814
   GNMA
      7.000%, 03/15/11-11/15/23       11,838        11,584
      7.500%, 09/15/06-04/15/23        7,504         7,411
      8.500%, 11/15/00-02/15/26        2,456         2,526
   GNMA TBA
      6.500%, 10/01/26                12,700        11,851
      8.000%, 10/01/26                14,400        14,517
                                                   -------
Total U.S. Government Mortgage-
   Backed Obligations
   (Cost $145,460)                                 145,629
                                                   -------
ASSET-BACKED SECURITIES -- 8.9%
   AT&T Universal Card
      5.950%, 10/17/02                 4,275         4,181
   Banc One Credit Card
      6.300%, 09/15/00                 4,275         4,229
   Champion 95-2 A2 (B)
      7.340%, 10/25/26                 4,163         4,221
   Chemical Master Credit Card
      6.230%, 06/15/03                 4,425         4,368
   Discover Card
      6.550%, 08/15/00                 4,275         4,256
   First Chicago
      7.150%, 04/15/01                 4,275         4,353
   Household Private Label
     Credit Card
      7.800%, 09/20/03                 1,450         1,493
   Keycorp Auto Grantor Trust
     1995-A Cl A
      5.800%, 07/15/00                 2,318         2,312
   NationsBank
      6.450%, 04/15/03                 5,975         5,953


--------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   Olympic Automobile Trust 95-A
      7.875%, 07/15/01                $2,239      $  2,287
   Premier Auto Trust 93-A3
      4.900%, 12/15/98                   919           915
   Premier Auto Trust 95-3
      5.950%, 12/06/98                 3,170         3,175
   Premier Auto Trust Ser 93-5
      4.450%, 03/02/99                 1,114         1,099
   Premier Auto Trust Ser 93-6 Cl A2
      4.650%, 11/02/99                 3,016         2,982
   Premier Auto Trust, Tranche
     1993-5, Cl A2
      4.220%, 03/02/99                   740           730
   Sears Credit
      7.000%, 08/15/00                 5,975         6,061
   Sears Credit Account Master
     Trust II Ser 95-5 Cl A
      6.050%, 01/16/08                 1,000           961
   Sears Credit Account Master Trust,
     Ser 95-3  Cl A
      7.000%, 10/15/04                 1,000         1,014
   SPNB Home Equity Loan
     Loan 91-2-A
      8.100%, 06/15/20                 1,492         1,499
   SPNB Home Equity Loan
      7.850%, 05/15/98                    49            50
   USAA Auto Loan Grantor Trust
      5.000%, 11/15/99                 1,983         1,977
                                                   -------
Total Asset-Backed Securities
   (Cost $59,385)                                   58,116
                                                   -------
MORTGAGE-BACKED OBLIGATIONS -- 9.2%
   Community Program Loan Trust
      4.500%, 10/01/18                 2,175         1,849
   First Chicago Master Trust II
      8.400%, 06/15/98                 2,075         2,077
   Fund America Investors CMO
     REMIC ARM Ser 1993-A (A)
      7.835%, 06/25/23                 7,313         7,313
   Matterhorn One Limited Trust
     Certificates (B) (Monthly
     Reset = 1 Month LIBOR +
     45 BP) (A)
      5.938%, 01/21/06                 3,539         3,538
   Nomura Asset Securities
     Ser 1996-MD5, Cl A1B
      7.120%, 04/13/36                 5,100         5,017
   Prudential Home Mortgage
     Securities Ser 93-52 Cl A
     CMO REMIC
      8.116%, 11/25/23                 1,198         1,218
   RTC 92-12-A2A
      7.500%, 08/25/23                 1,942         1,953
   RTC 92-7-A2D
      8.350%, 06/25/29                 5,269         5,316

--------------------------------------------------------------------------------
                                      FACE           MARKET
DESCRIPTION                   AMOUNT (000)/SHARES  VALUE (000)
--------------------------------------------------------------------------------
   RTC ARM 92-B3 (A)
      6.519%, 06/25/21              $  1,983      $  1,968
   RTC ARM M-3 (A)
      7.941%, 09/25/29                 5,092         5,090
   RTC ARM M-6 (A)
      6.814%, 05/25/21                11,974        11,264
   SASCO 93-C1
      6.600%, 10/25/24                 8,000         7,638
   SASCO 96-CFL CC
      6.525%, 02/25/28                   725           694
   Security Pacific Acceptance
     Ser 91-2 Cl B
      8.550%, 09/15/11                 1,290         1,314
   Western Financial Grantor Trust
     Ser 95-2  Cl A1
      7.100%, 07/01/00                 3,821         3,859
                                                   -------
Total Mortgage-Backed Obligations
   (Cost $59,926)                                   60,108
                                                   -------
REPURCHASE AGREEMENT -- 10.8%
   J.P. Morgan
     5.770%, dated 09/30/96, matures
     10/01/96, repurchase price $70,752,000
     (collateralized by various GNMA
     obligations, total par $75,443,000,
     7.000%, 07/15/25-05/15/26, total
     market value: $72,180,000)       70,741        70,741
                                                   -------
Total Repurchase Agreement
   (Cost $70,741)                                   70,741
                                                   -------
COMMERCIAL PAPER -- 0.8%
   Kingdom of Sweden
     Zero Coupon, 01/21/97             5,125         5,037
                                                   -------
Total Commercial Paper
   (Cost $4,927)                                     5,037
                                                   -------
MUNICIPAL BOND -- 0.2%
   Los Angeles County, California
     Taxable Pension Obligation
     Ser D (MBIA)
     Zero Coupon, 06/30/10             3,850         1,352
                                                   -------
Total Municipal Bond
   (Cost $1,316)                                     1,352
                                                   -------

OPTIONS -- 0.0%
   December 1996 Euro$ Call Options       29            35
                                                   -------
Total Options
   (Cost $18)                                           35
                                                   -------
Total Investments -- 106.0%
   (Cost $699,563)                                 694,316
                                                   -------


--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.0%)
   Investment Securities Purchased                $(66,293)
   Other Assets and Liabilities, Net                27,277
                                                  ---------
Total Other Assets and Liabilities                 (39,016)
                                                  ---------

NET ASSETS:
Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 64,046,646 outstanding shares
   of beneficial interest                          651,594
Accumulated net realized gain
   on investments                                    8,684
Net unrealized appreciation
   on futures contracts                                269
Net unrealized depreciation on investments          (5,247)
                                                  --------
Total Net Assets -- 100.0%                        $655,300
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                       $10.23
                                                  ========

(A) VARIABLE RATE SECURITY--THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF SEPTEMBER 30, 1996.
(B) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(C) SECURITIES HAVE BEEN PLEDGED AS COLLATERAL ON OPEN FUTURES CONTRACTS.
(D) WHEN ISSUED SECURITY
ARM--ADJUSTABLE RATE MORTGAGE
BP--BASIS POINTS
CL--CLASS
CMO--COLLATERALIZED MORTGAGE OBLIGATION
FHMLC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LIBOR--LONDON INTER BANK OFFERING RATE
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
MTN--MEDIUM TERM NOTE
PLC--PUBLIC LIMITED COMPANY
PO--PRINCIPAL ONLY
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
RFCO--RESOLUTION TRUST FUNDING CORPORATION
RTC--RESOLUTION TRUST CORPORATION
SER--SERIES
SASCO--STRUCTURED ASSET SECURITIES CORPORATION
SBA--SMALL BUSINESS ASSOCIATION
STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES
TBA--TO BE ANNOUNCED
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


BOND PORTFOLIO
--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 97.3%
   U.S. Treasury Bond
      7.500%, 11/15/16                $6,700       $ 7,017
   U.S. Treasury Notes
      6.875%, 02/28/97                 6,100         6,136
      6.500%, 04/30/97                 2,100         2,112
      5.500%, 11/15/98                 4,000         3,947
      5.625%, 11/30/00                 2,100         2,038
      5.750%, 08/15/03                 5,000         4,770
      6.500%, 08/15/05                 2,100         2,072
                                                   -------
Total U.S. Treasury Obligations
   (Cost $28,149)                                   28,092
                                                   -------
REPURCHASE AGREEMENT -- 0.3%
   Lehman Brothers
     5.270%, dated 09/30/96, matures
     10/01/96, repurchase price
     $68,000 (collateralized by
     U. S. Treasury Note, par value
     $70,000, 5.875%, 08/31/98,
     market value: $70,000)               68            68
                                                   -------
Total Repurchase Agreement
   (Cost $68)                                           68
                                                   -------
Total Investments -- 97.6%
   (Cost $28,217)                                   28,160
                                                   -------
Other Assets and Liabilities, Net-- 2.4%               703
                                                   -------
NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based on
 2,721,121 outstanding shares
 of beneficial interest                             32,998
Accumulated net realized loss on investments        (4,078)
Net unrealized depreciation on investments             (57)
                                                   -------
Total Net Assets-- 100.0%                          $28,863
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                        $10.61
                                                   =======
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

HIGH YIELD BOND PORTFOLIO

CORPORATE OBLIGATIONS -- 90.2%
   A+ Network
     11.875%, 11/01/05                  $250          $246
   Advanced Micro Devices
     11.000%, 08/01/03                   500           519
   Airplanes Pass Through Trust
     10.875%, 03/15/19                   300           323


-------------------------------------------------------------------------------
                                                     MARKET
DESCRIPTION                                       VALUE (000)
-------------------------------------------------------------------------------
   AK Steel
     10.750%, 04/01/04                  $100          $109
   Algoma Steel First Mortgage
     12.375%, 07/15/05                   500           524
   Allbritton Communications
      9.750%, 11/30/07                   500           485
   Alpine Group
     12.250%, 07/15/03                   700           735
   Alvey Systems
     11.375%, 01/31/03                   400           418
   American Communication
     Services (B)
      0.000%, 11/01/05                   600           339
   American Pad & Paper
     13.000%, 11/15/05                   162           186
   American Restaurant Series 92
     13.000%, 09/15/98                   239           218
   American Restaurant Series 93
     13.000%, 09/15/98                    44            40
   American Skiing  (A)
     12.000%, 07/15/06                   450           446
   American Telecasting (B)
      0.000%, 06/15/04                   250           186
   AMF Group
     10.875%, 03/15/06                   300           308
   Arch Communications Group (B)
      0.000%, 03/15/08                   500           285
   Argosy Gaming  (A)
     13.250%, 06/01/04                   550           551
   Argyle Television
      9.750%, 11/01/05                   250           250
   Armco
     11.375%, 10/15/99                   100           105
   Bally's Casino
      0.000%, 06/15/98                   500           443
   Bally's Park Place
      9.250%, 03/15/04                   200           215
   Barry's Jewelers
     11.000%, 12/22/00                   400           358
   Bayou Steel
     10.250%, 03/01/01                   100            98
   Bell Cablemedia (B)
      0.000%, 07/15/04                   450           346
   Berry Plastics (A), PIK
     12.500%, 06/15/06                   750           783
   Beverly Enterprises
      9.000%, 02/15/06                   700           679
   Big V Supermarkets
     11.000%, 02/15/04                    75            72
   Brooks Fiber Properties (B)
      0.000%, 03/01/06                   450           279
   Brylane
     10.000%, 09/01/03                   400           407
   Buckeye Cellulose
      9.250%, 09/15/08                 1,000         1,015

-------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
   Building Materials (B)
      0.000%, 07/01/04                $  400        $  322
   Cablevision Systems
      9.250%, 11/01/05                   250           242
      9.875%, 02/15/13                   300           288
   CAI Wireless System
     12.250%, 09/15/02                   500           520
   Casino America
     12.500%, 08/01/03                   700           730
   Casino Magic Financing
     11.500%, 10/15/01                   500           485
   Casino Magic (A)
     13.000%, 08/15/03                   150           153
   Cencall Communication (B)
      0.000%, 01/15/04                   100            66
   Century Communications
      9.750%, 02/15/02                   250           255
   CF Cable Television
     11.625%, 02/15/05                    50            56
   Chancellor Broadcasting
      9.375%, 10/01/04                   400           399
   Charter Communications South East
     11.250%, 03/15/06                   500           511
   Clearnet Communications (B)
      0.000%, 12/15/05                   650           400
   Cliffs Drilling
     10.250%, 05/15/03                   400           416
   Coast Hotels & Casino
     13.000%, 12/15/02                   500           539
   Collins & Aikman Products
     11.500%, 04/15/06                   800           843
   Comcast UK Cable (B)
      0.000%, 11/15/07                   500           317
   Comcast
      9.375%, 05/15/05                   150           153
      9.125%, 10/15/06                   250           248
      9.500%, 01/15/08                    50            51
   Commodore Media (B)
      7.500%, 05/01/03                   100           103
   Commonwealth Aluminum (A)
     10.750%, 10/01/06                   500           513
   Container
      9.750%, 04/01/03                   550           561
   Coty
     10.250%, 05/01/05                   100           107
   County Seat Stores
     12.000%, 10/01/02                   100            23
   Crown Packaging Enterprises  (A) (B)
      0.000%, 08/01/06                   775           310
   Crown Packaging Holdings (B)
      0.000%, 11/01/03                   300           117
   Crown Paper
     11.000%, 09/01/05                   900           898
   Dade International  (A)
     11.125%, 05/01/06                   500           530


-------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                       AMOUNT (000)   VALUE (000)
-------------------------------------------------------------------------------
   Dairy Mart Convenience Stores
     10.250%, 03/15/04                $  500        $  481
   Day International Group
     11.125%, 06/01/05                   200           206
   Delaware County Remy (A)
     10.625%, 08/01/06                   550           569
   Dial Call Communications (B)
      0.000%, 04/15/04                   400           271
   Diamond Cable Communication (B)
      0.000%, 09/30/04                   300           229
      0.000%, 12/15/05                   350           227
   Diva Systems (A) (B)
      0.000%, 05/15/06                 1,025           548
   Duane Reade
     12.000%, 09/15/02                   250           240
   E & S Holdings (A)
     10.375%, 10/01/06                   500           511
   Echostar Satellite Broadcast (B)
      0.000%, 03/15/04                   600           414
   Eldorado Resorts  (A)
     10.500%, 08/15/06                   500           516
   Euramax International PC (A)
     11.250%, 10/01/06                   750           770
   Exide Electronics
     11.500%, 03/15/06                   250           262
   Falcon Holding Group PIK
     11.000%, 09/15/03                   457           425
   Farm Fresh, Ser A
     12.250%, 10/01/00                   200           156
   Farm Fresh
     12.250%, 10/01/00                   300           234
   Flores & Rucks
      9.750%, 10/01/06                   650           661
   Florida Coast Paper (A)
     12.750%, 06/01/03                   400           433
   Fonorola
     12.500%, 08/15/02                   300           327
   Fort Howard
      9.000%, 02/01/06                   350           348
   Four M  (A)
     12.000%, 06/01/06                   500           534
   Fresh del Monte Produce
     10.000%, 05/01/03                   500           476
   G-I Holdings
      0.000%, 10/01/98                   218           190
   Gaylord Container (B)
     12.750%, 05/15/05                   450           492
   Gaylord Container
     11.500%, 05/15/01                    50            53
   General Media
     10.625%, 12/31/00                   100            76
   Geotek Communications
     12.000%, 12/15/01                   400           410
   GNF
     10.625%, 04/01/03                   400           437

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------
                                      FACE        MARKET
DESCRIPTION                       AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
   GPA Delaware
      8.750%, 12/15/98                $  500        $  501
   Granite Broadcasting
      9.375%, 12/01/05                   500           481
   Gray Communications System
     10.625%, 10/01/06                   750           773
   Great Bay Property Funding
     10.875%, 01/15/04                   505           449
   Great Lakes Carbon
     10.000%, 01/01/06                   250           256
   Groupe Videotron
     10.625%, 02/15/05                   100           108
   GS Technologies
     12.000%, 09/01/04                   100           105
   GST Telecommunications
     Convertible (A) (B)
      0.000%, 12/15/05                    70            60
   GST USA Guarantee (B)
      0.000%, 12/15/05                   560           314
   Guitar Center Management (A)
     11.000%, 07/01/06                   500           522
   Gulf Canada Resources Ltd
      9.250%, 01/15/04                   500           513
   Harris Chemical (B)
     10.250%, 07/15/01                   400           409
   Harvard Industries
     11.125%, 08/01/05                   600           566
   Harvey Casinos Resorts
     10.625%, 06/01/06                   500           520
   Hayes Wheels International
     11.000%, 07/15/06                   750           791
   Haynes International
     11.625%, 09/01/04                   750           773
   Helicon Group (B)
      9.000%, 11/01/03                   400           402
   Herff Jones
     11.000%, 08/15/05                   150           158
   Hills Stores
     12.500%, 07/01/03                   500           449
   Hines Horticulture
     11.750%, 10/15/05                    75            77
   HMC Acquisition Properties
      9.000%, 12/15/07                   500           472
   Homeside  (A)
     11.250%, 05/15/03                   500           543
   Hyperion Telecommunication (B)
      0.000%, 04/15/03                 1,000           582
   Imax (B)
      7.000%, 03/01/01                   100            99
   In-Flight Phone (B)
      0.000%, 05/15/02                   200            74
   Integrated Health Services (A)
     10.250%, 04/30/06                   250           258
   Integrated Health Services
      9.625%, 05/31/02                   250           254


-------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
   Intelcom Group  (A) (B)
      0.000%, 05/01/06                $  400        $  248
   Intelcom Group (B)
      0.000%, 09/15/05                   350           224
   Interlake
     12.125%, 03/01/02                   200           207
   Intermedia Capital Partners
     Senior Notes (A)
     11.250%, 08/01/06                   750           779
   Intermedia Communications
     of Florida (B)
      0.000%, 05/15/06                   500           313
   International Cabletel (B)
      0.000%, 04/15/05                   400           274
      0.000%, 02/01/06                   500           299
   International Wire Group
     11.750%, 06/01/05                   750           788
   Ivac
      9.250%, 12/01/02                   250           253
   Jitney-Jungle Stores
     12.000%, 03/01/06                   500           530
   Jones Intercable
      9.625%, 03/15/02                   100           104
   Jordan Industries
     10.375%, 08/01/03                   750           737
   JPS Automotive Products
     11.125%, 06/15/01                   100           103
   K & F Industries  (A)
     10.375%, 09/01/04                   500           510
   Kasier Aluminum & Chemical
     12.750%, 02/01/03                   500           543
   Keebler  (A)
     10.750%, 07/01/06                   500           531
   Kelley Oil & Gas
     13.500%, 06/15/99                   400           448
   Knoll
     10.875%, 03/15/06                   400           424
   Laroche Industries
     13.000%, 08/15/04                   250           270
   Lenfest Communications (A)
     10.500%, 06/15/06                   700           723
   Majestic Star Casino (A)
     12.750%, 05/15/03                   500           549
   Marcus Cable (B)
      0.000%, 08/01/04                   400           311
      0.000%, 12/15/05                   500           341
   Marvel III Holdings, Ser B
      9.125%, 02/15/98                   250           233
   Maxus Energy
      9.875%, 10/15/02                   250           252
      9.375%, 11/01/03                   250           250
   Merit Behavioral Care
     11.500%, 11/15/05                   250           263

-------------------------------------------------------------------------------
                                      FACE            MARKET
DESCRIPTION                       AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
   Mesa Operating  Company
     Guarantee (B)
      0.000%, 07/01/06                $  900        $  582
   Metrocall
     10.375%, 10/01/07                   750           637
   MFS Communications (B)
      0.000%, 01/15/04                   350           294
   Mobile Telecommunications
     Technologies
     13.500%, 12/15/02                   500           526
   Mobilemedia
      9.375%, 11/01/07                   250           202
   Mohegan Tribal Gaming
     13.500%, 11/15/02                   750           942
   Monarch Marking Systems
     12.500%, 07/01/03                   200           213
   Moog
     10.000%, 05/01/06                   500           508
   Motor Coach Industries  (A)
      0.000%, 11/15/02                   900           715
   MVE
     12.500%, 02/15/02                   100           105
   Nextel Communications (B)
      0.000%, 08/15/04                   600           390
   Nextlink Communications
     12.500%, 04/15/06                   500           517
   NL Industries (B)
      0.000%, 10/15/05                   200           170
   NL Industries
     11.750%, 10/15/03                   700           738
   Noble Drilling
      9.125%, 07/01/06                   600           618
   Nuevo Energy
      9.500%, 04/15/06                   400           411
   NWCG Holding
      0.000%, 06/15/99                   750           604
   Orbcomm Global (A)
     14.000%, 08/15/04                   600           616
   Owens & Minor
     10.875%, 06/01/06                   500           522
   Packaging Resources Senior Notes
     11.625%  05/01/03                   500           511
   Pagemart Nationwide (B)
      0.000%, 02/01/05                   750           512
   Paging Network
     10.125%, 08/01/07                   200           207
   Paracelsus Healthcare
     10.000%, 08/15/06                   500           514
   Parisian
      9.875%, 07/15/03                   500           496
   Park Broadcasting (A)
     11.750%, 05/15/04                   500           572
   Park Newspapers  (A)
     11.875%, 05/15/04                   500           572


-------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------
   Pathmark Stores (B)
      0.000%, 11/01/03                $  550        $  373
   Pathmark Stores
     11.625%, 06/15/02                   600           618
   Paxson Communications
     11.625%, 10/01/02                   250           264
   Peoples Telephone
     12.250%, 07/15/02                   300           310
   Petersburg Long Distance (A)
      9.000%, 06/01/06                    90           108
   Pierce Leahy  (A)
     11.125%, 07/15/06                   600           639
   Pioneer Americas Acquisition
     13.375%, 04/01/05                   200           219
   Plantronics
     10.000%, 01/15/01                   175           177
   Portola Packaging
     10.750%, 10/01/05                   200           211
   Pricellular Wireless (B)
      0.000%, 10/01/03                   500           398
   Printpack  (A)
     10.625%, 08/15/06                   500           514
   Realtime Data  (A) (B)
      0.000%, 08/15/06                 1,000           540
   Red Roof Inns
      9.625%, 12/15/03                   450           431
   Regency Health Services (A)
     12.250%, 07/15/03                   250           262
   Regency Health Services
      9.875%, 10/15/02                   250           252
   Remington Product  (A)
     11.000%, 05/15/06                   325           331
   Renco Metals
     11.500%, 07/01/03                   750           787
   Repap Wisconsin
      9.875%, 05/01/06                   100            98
   Republic Engineered Steel
      9.875%, 12/15/01                   500           482
   Resorts International Mortgage
     11.000%, 09/15/03                   400           421
   Revlon Consumer Products, Ser B
     10.500%, 02/15/03                   100           104
   Revlon Consumer Products
      9.375%, 04/01/01                   250           254
   Revlon Worldwide
      0.000%, 03/15/98                 1,000           881
   Rexene
     11.750%, 12/01/04                   250           274
   Rifkin Acquisition Partners
     11.125%, 01/15/06                   500           515
   Rio Hotel & Casino
     10.625%, 07/15/05                   250           263
   Rogers Cantel
      9.375%, 06/01/08                   500           492

STATEMENT OF NET ASSETS
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------
                                      FACE            MARKET
DESCRIPTION                       AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
   Rogers Communications
      9.125%, 01/15/06                $  400        $  379
   Royal Oak Mines  (A)
     11.000%, 08/15/06                   750           760
   Santa Fe Energy Resource
     11.000%, 05/15/04                    50            56
   Santa Fe Hotel
     11.000%, 12/15/00                    90            62
   SCI Television
     11.000%, 06/30/05                    50            53
   Sea Containers
     10.500%, 07/01/03                   750           765
   SFX Broadcasting
     10.750%, 05/15/06                   600           627
   Shop Vac (A)
     10.625%, 09/01/03                   750           771
   Showboat Marina
     13.500%, 03/15/03                   250           272
   Showboat
      9.250%, 05/01/08                   750           752
   Sinclair Broadcast Group
     10.000%, 09/30/05                   500           506
   Specialty Equipment
     11.375%, 12/01/03                   500           536
   Speedy Muffler King, Inc.
     10.875%, 10/01/06                   750           774
   Sprint Spectrum LP
     11.000%, 08/15/06                   750           778
   Station Casinos
      9.625%, 06/01/03                   150           145
   Stone Consolidated
     10.250%, 12/15/00                   200           210
   Stone Container (A)
     11.500%, 08/15/06                 1,000         1,020
   Synthetic Industries
     12.750%, 12/01/02                   150           162
   Teleport Communications (B)
      0.000%, 07/01/07                   500           321
   Teleport Communications
      9.875%, 07/01/06                   500           515
   Telewest Communications (B)
      0.000%, 10/01/07                   700           448
   Telewest Communications
      9.625%, 10/01/06                   150           149
   Tokheim
     11.500%, 08/01/06                   500           520
   Tracor
     10.875%, 08/15/01                    50            53
   Transtexas Gas
     11.500%, 06/15/02                   500           530
   Trump Atlantic City
     11.250%, 05/01/06                   600           592
   Trump Castle Funding
     11.750%, 11/15/03                   750           767


-------------------------------------------------------------------------------
                                      FACE             MARKET
DESCRIPTION                    AMOUNT (000)/SHARES   VALUE (000)
-------------------------------------------------------------------------------
   Twin Labs  (A)
     10.250%, 05/15/06                $  500      $    505
   UCC Investors
     11.000%, 05/01/03                    50            53
   UIH Australia/Pacific (B)
      0.000%, 05/15/06                   750           396
   Unisys
     12.000%, 04/15/03                   550           571
   United International Holding
      0.000%, 11/15/99                 1,100           764
   United Meridian
     10.375%, 10/15/05                   250           267
   Universal Health Services
      8.750%, 08/15/05                   250           252
   US Air
     10.000%, 07/01/03                   750           706
   Van de Kamps
     12.000%, 09/15/05                   250           274
   Vanguard Cellular System
      9.375%, 04/15/06                   500           499
   Venture Holdings Trust
      9.750%, 04/01/04                   195           170
   Videotron Holdings (B)
      0.000%, 08/15/05                   400           267
   Viridian
     10.500%, 03/31/14                   150           167
   Waban
     11.000%, 05/15/04                   350           367
   Waxman Industries (B)
      0.000%, 06/01/04                   600           427
   WCI Steel
     10.500%, 03/01/02                   250           274
   Weirton Steel  (A)
     11.375%, 07/01/04                 1,000         1,001
   Western Wireless
     10.500%, 06/01/06                   500           511
   Winstar Communications (A)(B)
      0.000%, 10/15/05                   175            99
   Winstar Communications (B)
      0.000%, 10/15/05                   350           192
   Wireless One
     13.000%, 10/15/03                   250           261
   Wyndham Hotels
     10.500%, 05/15/06                   500           519
   Young Broadcasting
      9.000%, 01/15/06                   400           376
                                                   -------
Total Corporate Obligations
   (Cost $93,981)                                   96,989
                                                   -------
UNITS -- 3.5%
 Australis Media 1 Unit = 1 senior
  subordinate discount note +
  1 warrant (B)
  0.000%, 05/15/03                       400           224

-------------------------------------------------------------------------------
                                                      MARKET
DESCRIPTION                          SHARES        VALUE (000)
-------------------------------------------------------------------------------
   Cellular Communications 1 Unit =
    1 senior discount note +
    1 warrant (B)
      0.000%, 08/15/00                $  500         $    315
   CS Wireless Systems 1 Unit =
     4 senior discount notes +
     1.1 shares common stock (A) (B)
      0.000%, 03/01/06                   300              147
   Health O Meter 1 Unit = 1 senior
     subordinate note + 1 warrant
     13.000%, 08/15/02                   500              543
   Interact Systems 1 Unit = 1 senior
     discount note + 1 warrant (A) (B)
     0.000%, 08/01/03                    700              480
   Intercel 1 Unit = 10 senior discount
      notes + 32 warrants (B)
      0.000%, 02/01/06                   550              325
   People's Choice TV 1 Unit = 1 senior
      discount note + 1 warrant (B)
      0.000%, 06/01/04                   400              247
   Petersburg Long Distance 1 Unit =
     1 senior subordinate note +
     1 warrant (A)(B)
     0.000%, 06/01/04                    630              510
   RSL Communications 1 Unit =
     1 senior discount note +
     1 warrant (A)
     12.250%, 11/15/06                   775              775
   Wireless One 1 Unit = 1 senior
     discount note + 1 warrant (B)
     0.000%, 08/01/06                    250              131
                                                      -------
Total Units
   (Cost $3,584)                                        3,697
                                                      -------
PREFERRED STOCKS -- 2.0%
   Diva Systems Ser C                 41,615              364
   GPA Group PLC (A)*                750,000              293
   Renaissance Cosmetics PIK (A)       5,000              505
   SD Warren  Ser B*                  20,000              700
   Silgan Holdings  (A)*               3,000              319
                                                      -------
Total Preferred Stocks
   (Cost $2,111)                                        2,181
                                                      -------
U.S. GOVERNMENT AGENCY OBLIGATION -- 4.2%
   FHLMC Discount Note
      5.170%, 10/01/96                 4,500            4,500
                                                      -------
Total U.S. Government Agency Obligation
   (Cost $4,357)                                        4,500
                                                      -------


-------------------------------------------------------------------------------
                                                    MARKET
DESCRIPTION                           SHARES      VALUE (000)
-------------------------------------------------------------------------------
WARRANTS -- 0.4%
   American Communication Services*      500      $     45
   Commodore Media*                      100            13
   Dairy Mart Convenience Stores*      1,334             4
   Intelcom Group*                     1,155            14
   K-III Communications                4,000           375
   MVE*                                  100             3
   Wireless One*                         750             5
   Wright Medical Technology*             20             3
                                                  --------
Total Warrants
   (Cost $449)                                         462
                                                  --------
Total Investments--100.3%
   (Cost $104,482)                                 107,829
                                                  --------
Other Assets and Liabilities, Net-- (0.3%)            (284)
                                                  --------
NET ASSETS:
Portfolio Shares of Class A (unlimited
 authorization -- no par value) based on
 9,655,470 outstanding shares
 of beneficial interest                            103,725
Accumulated net realized gain on investments           473
Net unrealized appreciation on investments           3,347
                                                  --------
Total Net Assets-- 100.0%                         $107,545
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                        $11.14
                                                  ========

* NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(B) STEP BOND--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 1996. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
PIK--PAYMENT IN KIND
PLC--PUBLIC LIMITED COMPANY
SER--SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST -- FOR THE YEAR ENDED SEPTEMBER 30, 1996


                                          --------------       --------------     ---------------     --------------
                                             LARGE CAP            LARGE CAP           SMALL CAP           SMALL CAP
                                               VALUE               GROWTH               VALUE              GROWTH
                                          --------------       --------------     ---------------     --------------
INVESTMENT INCOME:
   Dividends                                 $13,330              $ 4,539              $ 1,295              $  344
   Interest Income                               985                1,040                  507               1,159
                                             -------              -------              -------              ------
  Total Investment Income                     14,315                5,579                1,802               1,503
                                             -------              -------              -------              ------
EXPENSES:
   Management Fees                             1,598                1,484                  501               1,129
   Waiver of Management Fees                      --                   --                  (11)                (27)
   Investment Advisory Fees                    1,598                1,696                  930               2,098
   Waiver of Investment Advisory Fees             --                 (198)                  --                  --
   Custodian/Wire Agent Fees                      88                   74                   27                  60
   Transfer Agent Fees (1)                        --                   --                   --                   2
   Professional Fees                              53                   39                   17                  36
   Registration Fees                              28                   17                    6                  35
   Printing Expense                               29                   22                   16                  31
   Trustee Fees                                   20                   12                    6                  14
   Insurance Expense                               3                    2                    4                   4
   Pricing Fees                                   12                    8                    4                   9
   Distribution Fees                             317                  290                   55                 117
   Distribution Fees-- Class D (1)                --                   --                   --                   3
   Amortization of Deferred
     Organizational Costs                         --                   15                   16                  17
   Other Expenses                                 39                   24                   12                  30
                                             -------              -------              -------              ------
   Total Expenses                              3,785                3,485                1,583               3,558
                                             -------              -------              -------              ------
NET INVESTMENT INCOME (LOSS)                  10,530                2,094                  219              (2,055)
                                             -------              -------              -------              ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net Realized Gain from Security
     Transactions                             36,089               29,682               13,236              86,348
   Net Realized Gain (Loss) from Futures
     Contracts                                 1,222                   48                  541               1,345
   Net Gain (Loss) from In-Kind
     Redemptions                              19,956               19,428                2,887               6,923
   Net Gain on Closed Short Positions
     in Securities                                --                   --                   --                  --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments                               4,879               27,983                  190             (11,662)
                                             -------              -------              -------             -------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $72,676              $79,235              $17,073             $80,899
                                             =======              =======              =======             =======


                                      ----------   -------------   ---------- -----------    -----------    -------   -----------
                                                      CAPITAL       EQUITY                    CORE FIXED               HIGH YIELD
                                        MID-CAP     APPRECIATION    INCOME      BALANCED        INCOME       BOND         BOND
                                      ----------   -------------   ---------  -----------    -----------    ------    -----------
INVESTMENT INCOME:
   Dividends                          $  438        $ 4,315        $ 8,655       $  624          $    --    $   --       $   22
   Interest Income                        65          1,072            318        1,794           37,168     2,704        5,694
                                      ------        -------        -------       ------          -------    ------       ------
  Total Investment Income                503          5,387          8,973        2,418           37,168     2,704        5,716

EXPENSES:
   Management Fees                        86            926            820          226            1,605       121          202
   Waiver of Management Fees             (28)           (28)           (40)         (55)            (339)      (57)         (42)
   Investment Advisory Fees               98          1,058            937          259            1,424       119          282
   Waiver of Investment Advisory Fees     --            (25)           (22)          (6)              --        --           --
   Custodian/Wire Agent Fees               5             50             45           12              121         9           13
   Transfer Agent Fees (1)                --              1              3           --               --        --           --
   Professional Fees                       3             29             27            7               66         6            8
   Registration Fees                       7             58             38            8               45        13            1
   Printing Expense                        8             46             33           13               53        21            5
   Trustee Fees                            1             12             11            3               25         2            3
   Insurance Expense                       1             10              7            1                7         2            2
   Pricing Fees                            1              6              6            1               16         1            2
   Distribution Fees                       1             56             64           10               60         5            4
   Distribution Fees-- Class D (1)        --              1              5           --               --        --           --
   Amortization of Deferred
     Organizational Costs                  2             --             --           --               --        --           16
   Other Expenses                          4             25             23            6               50         4            5
                                      ------        -------        -------       ------          -------    ------       ------
   Total Expenses                        189          2,225          1,957          485            3,133       246          501
                                      ------        -------        -------       ------          -------    ------       ------
NET INVESTMENT INCOME (LOSS)             314          3,162          7,016        1,933           34,035     2,458        5,215
                                      ------        -------        -------       ------          -------    ------       ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net Realized Gain from Security
     Transactions                      2,538         56,760         36,821        8,223            6,344     2,616          484
   Net Realized Gain (Loss) from
     Futures Contracts                    --          1,080            660           --           (1,917)       --           --
   Net Gain (Loss) from In-Kind
     Redemptions                          --             --             --           --           (2,416)       --           --
   Net Gain on Closed Short Positions
     in Securities                        --             --             --           --            5,559        --           --
   Net Change in Unrealized
     Appreciation (Depreciation) on
     Investments                         703         (7,355)        (5,951)        (922)         (18,923)   (3,365)       2,983
                                      ------        -------        -------       ------          -------    ------       ------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS             $3,555        $53,647        $38,546      $ 9,234          $22,682    $1,709       $8,682
                                      ======        =======        =======      =======          =======    ======       ======

   (1) FEES ARE INCURRED AT THE CLASS D LEVEL ONLY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
52&53

STATEMENT OF CHANGES IN NET ASSETS (000)
===============================================================================

SEI INSTITUTIONAL MANAGED TRUST


                                  -----------------------   ---------------------------    ------------------------
                                          LARGE CAP                  LARGE CAP                      SMALL CAP
                                            VALUE                      GROWTH                         VALUE
                                  -----------------------    --------------------------    ------------------------
                                   10/1/95-      10/1/94-     10/1/95-    12/20/94(1)-     10/1/95-     12/20/94(1)-
                                    9/30/96      9/30/95      9/30/96       9/30/95        9/30/96         9/30/95
                                  ----------    ---------    ----------    ------------    ----------    -----------
OPERATIONS:
   Net Investment Income (Loss)     $ 10,530      $ 5,769      $ 2,094          $ 1,463       $   219      $    118
   Net Realized Gain (Loss) from
     Security Transactions            57,267        8,976       49,158            5,582        16,664         1,807
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investments                    4,879       39,363       27,983           33,531           190        10,864
                                  ----------    ---------    ---------        ---------      --------      --------
   Net Increase (Decrease) in Net
     Assets from Operations           72,676       54,108       79,235           40,576        17,073        12,789
                                  ----------    ---------   ----------        ---------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                         (8,234)      (5,593)      (2,207)             (860)         (84)          (146)
     Class D                             --           --           --                --           --             --
   Net Realized Gains
     Class A                         (8,350)       (1,783)      (5,917)              --        (3,268)           --
     Class D                             --            --           --               --            --            --
                                  ---------    ------------   --------        ---------    ----------     ---------
     Total Distributions            (16,584)       (7,376)      (8,124)            (860)       (3,352)         (146)
                                  ---------    ------------   --------        ---------    ----------     ---------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                  336,634        244,446     335,867           283,750      116,387        105,041
     Shares Issued in Lieu of Cash
       Distributions                 12,320          4,571       6,421               633        2,567            100
     Shares Redeemed               (221,727)       (97,235)   (228,697)          (26,722)     (72,473)       (14,809)
                                  ----------   -----------   ---------        ----------    ---------    -----------
     Increase (Decrease) in Net
       Assets Derived from
       Class A Transactions         127,227       151,782      113,591           257,661       46,481         90,332
                                  ---------    ----------    ---------        ----------    ---------    -----------
   Class D:
     Shares Issued                       --            --           --                --           --             --
     Shares Issued in Lieu of Cash
       Distributions                     --            --           --                --           --             --
     Shares Redeemed                     --            --           --                --           --             --
                                  ---------    ----------    ---------       -----------    ---------    -----------
     Increase (Decrease) in Net
       Assets Derived from
       Class D Transactions             --              --          --                --           --             --
                                  ---------   ------------   ---------       -----------    ---------    ------------
     Increase (Decrease) in Net
       Assets Derived from
       Capital Share
       Transactions                  127,227        151,782    113,591           257,661       46,481         90,332
                                  ----------   ------------  ---------       -----------    ---------    ------------
     Net Increase (Decrease)
       in Net Assets                 183,319        198,514    184,702           297,377       60,202        102,975
                                  ----------    -----------  ---------       -----------    ---------    ------------
NET ASSETS:
   Beginning of Period               331,692        133,178    297,377              --        102,975              --
                                  ----------    -----------   --------       -----------    ---------    ------------
   End of Period                  $  515,011    $   331,692   $482,079          $297,377     $163,177        $102,975
                                  ==========    ===========   ========       ===========    =========    ============
   Class A:
     Shares Issued                    24,060         21,273     24,470            25,564        9,497           9,750
     Shares Issued in Lieu of
       Cash Distributions                900            407        484                56          222               9
     Shares Redeemed                 (15,627)        (8,608)   (16,217)           (2,287)      (5,772)         (1,314)
                                  ==========    ===========   ========       ===========    =========    ============
       Total Class A Transactions      9,333         13,072      8,737            23,333        3,947           8,445


   Class D:
     Shares Issued                        --              --         --               --           --              --
     Shares Issued in Lieu of
       Cash Distributions                 --              --         --               --           --              --
     Shares Redeemed                      --              --         --               --           --              --
                                  ----------    ------------   --------       ----------    ---------    ------------
       Total Class D Transactions         --              --         --               --           --              --
                                  ==========    ============   ========       ==========    =========    ============
       Undistributed Net
       Investment Income (Loss)   $    2,752        $    456   $    490       $      603    $    107     $        (28)
                                  ==========    ============   ========       ==========    =========    ============

                                  -----------------------   ---------------------------
                                           SMALL CAP
                                             GROWTH                   MID-CAP
                                  -----------------------    --------------------------
                                   10/1/95-      10/1/94-     10/1/95-      12/20/94-
                                    9/30/96      9/30/95      9/30/96       9/30/95
                                  ----------    ---------    ----------    ------------
OPERATIONS:
   Net Investment Income (Loss)   $   (2,055)    $ (1,713)    $    314         $     21
   Net Realized Gain (Loss) from
     Security Transactions            94,616       60,571        2,538            6,416
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investments                  (11,662)      43,577          703            (3,370)
                                  ----------    ---------     ---------        ---------
   Net Increase (Decrease) in Net
     Assets from Operations           80,899      102,435         3,555           3,067
                                  ----------    ---------     ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                              --           --          (265)             --
     Class D                              --           --           --               --
   Net Realized Gains
     Class A                         (55,473)         (95)          --               (28)
     Class D                            (169)          --           --               --
                                  ----------    ---------     ---------        ---------
     Total Distributions            (55,642)          (95)        (265)             (28)
                                  ----------    ---------     ---------        ---------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                  181,315       325,142       11,967            40,217
     Shares Issued in Lieu of Cash
       Distributions                 36,973            64          158                15
     Shares Redeemed               (173,127)     (417,431)     (18,394)         (123,357)
                                  ----------    ---------     ---------        ---------
     Increase (Decrease) in Net
       Assets Derived from
       Class A Transactions          45,161       (92,225)      (6,269)          (83,125)
                                  ----------    ---------     --------         ---------
   Class D:
     Shares Issued                    1,397           471           --               30
     Shares Issued in Lieu of Cash
       Distributions                    146            --           --               --
     Shares Redeemed                   (634)          (29)         (73)              --
                                  ----------    ---------     --------         ---------
     Increase (Decrease) in Net
       Assets Derived from
       Class D Transactions             909           442          (73)               30
                                  ----------    ---------     --------         ---------
     Increase (Decrease) in Net
       Assets Derived from
       Capital Share
       Transactions                  46,070       (91,783)      (6,342)          (83,095)
                                  ----------    ---------     --------         ---------
     Net Increase (Decrease)
       in Net Assets                 71,327        10,557       (3,052)           (80,056)
                                  ----------    ---------     --------         ---------
NET ASSETS:
   Beginning of Period               311,024      300,467       28,006           108,062
                                  ----------    ---------     --------         ---------
   End of Period                  $  382,351    $ 311,024     $ 24,954         $  28,006
                                  ==========    =========     ========         =========
   Class A:
     Shares Issued                     9,925       21,497          904             3,757
     Shares Issued in Lieu of
       Cash Distributions              2,292            5           12                 1
     Shares Redeemed                  (9,271)     (27,282)      (1,391)          (11,538)
                                  ==========    =========     ========         =========
       Total Class A Transactions      2,946       (5,780)       (475)            (7,780)


   Class D:
     Shares Issued                        75           29          --                 3
     Shares Issued in Lieu of
       Cash Distributions                  9           --          --                --
     Shares Redeemed                     (34)          (1)         (5)               --
                                  ----------    ---------    --------         ----------
       Total Class D Transactions         50           28          (5)                3
                                  ==========    ==========   ========         ==========
       Undistributed Net
       Investment Income (Loss)   $       --    $     (283)  $     67         $      18
                                  ==========    ==========   ========         ==========

(1) Commencement of operations

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
54

                                  -------------------   -------------------   -------------------   -------------------
                                         CAPITAL              EQUITY                                     CORE FIXED
                                      APPRECIATION            INCOME               BALANCED                INCOME
                                  -------------------   -------------------   -------------------   -------------------
                                  10/1/95-   10/1/94-   10/1/95-   10/1/94-   10/1/95-   10/1/94-   10/1/95-   10/1/94-
                                   9/30/96    9/30/95    9/30/96    9/30/95    9/30/96    9/30/95    9/30/96    9/30/95
                                  --------   --------   --------   --------   --------   --------   --------   --------
OPERATIONS:
   Net Investment Income (Loss)    $ 3,162    $ 6,557   $  7,016   $ 11,811    $ 1,933    $ 1,979   $ 34,035   $ 25,034
   Net Realized Gain (Loss) from
     Security Transactions          57,840     22,785     37,481     21,863      8,223      1,528      7,570      9,892
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investments                 (7,355)    33,283     (5,951)    25,307       (922)     6,199    (18,923)    23,651
                                  --------   --------   --------   --------   --------   --------   --------   --------
   Net Increase (Decrease) in Net
     Assets from Operations         53,647     62,625     38,546     58,981      9,234      9,706     22,682     58,577
                                  --------   --------   --------   --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                        (2,737)    (7,592)    (6,148)   (12,234)    (1,656)    (1,951)   (36,189)   (24,852)
     Class D                            (3)       (12)       (41)       (41)        --         --         (8)        (7)
   Net Realized Gains
     Class A                       (29,520)   (38,179)   (28,137)   (12,863)    (1,716)      (568)        --        (63)
     Class D                           (91)       (97)      (254)       (31)        --         --         --         --
                                  --------   --------   --------   --------   --------   --------   --------   --------
     Total Distributions           (32,351)   (45,880)   (34,580)   (25,169)    (3,372)    (2,519)   (36,197)   (24,922)
                                  --------   --------   --------   --------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                  50,143    114,358     69,550    112,061     16,421     22,864    472,189    287,210
     Shares Issued in Lieu of Cash
       Distributions                18,957     26,031      9,470     11,371      3,265      2,383     23,028     10,246
     Shares Redeemed              (165,075)  (575,444)  (131,146)  (324,628)   (38,097)   (27,450)  (246,431)  (223,096)
                                  --------   --------   --------   --------   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Class A Transactions        (95,975)  (435,055)   (52,126)  (201,196)   (18,411)    (2,203)   248,786     74,360
                                  --------   --------   --------   --------   --------   --------   --------   --------
   Class D:
     Shares Issued                      16        530      4,144      1,342         --         --          6        151
     Shares Issued in Lieu of Cash
       Distributions                    74         31        267         61         --         --          4          3
     Shares Redeemed                  (523)    (1,840)    (6,340)      (206)        --         --       (149)        --
                                  --------   --------   --------   --------   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Class D Transactions           (433)    (1,279)    (1,929)     1,197         --         --       (139)       154
                                  --------   --------   --------   --------   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Capital Share
       Transactions                (96,408)  (436,334)   (54,055)  (199,999)   (18,411)   (2,203)    248,647     74,514
                                  --------   --------   --------   --------   --------   --------   --------   --------
     Net Increase (Decrease)
       in Net Assets               (75,112)  (419,589)   (50,089)  (166,187)   (12,549)     4,984    235,132    108,169
                                  --------   --------   --------   --------   --------   --------   --------   --------
NET ASSETS:
   Beginning of Period             311,693    731,282    252,912    419,099     70,464     65,480    420,168    311,999
                                  --------   --------   --------   --------   --------   --------   --------   --------
   End of Period                  $236,581   $311,693   $202,823   $252,912   $ 57,915   $ 70,464   $655,300   $420,168
                                  ========   ========   ========   ========   ========   ========   ========   ========

   Class A:
     Shares Issued
     Shares Issued in Lieu of        2,969      7,758      4,398      7,800      1,240      1,979     45,721     29,084
       Cash Distributions
     Shares Redeemed                 1,203      1,904        620        837        251        207      2,232      1,025
                                    (9,773)   (39,064)    (8,272)   (22,794)    (2,861)    (2,346)   (24,048)   (22,285)
                                  --------   --------   --------   --------   --------   --------   --------   --------
                                    (5,601)   (29,402)    (3,254)   (14,157)    (1,370)      (160)    23,905      7,824
                                  ========   ========   ========   ========   ========   ========   ========   ========
   Class D:
     Shares Issued
     Shares Issued in Lieu of            1         35        273         91         --         --          1         15
       Cash Distributions
     Shares Redeemed                     5          2         17          4         --         --         --         --
                                       (31)      (128)      (404)       (15)        --         --        (14)        --
                                  --------   --------   --------   --------   --------   --------   --------   --------
       Total Class D Transactions      (25)       (91)      (114)        80         --         --        (13)        15
                                  ========   ========   ========   ========   ========   ========   ========   ========

       Undistributed Net
       Investment Income (Loss)   $    716   $    294   $  1,438   $    611   $    453   $    176   $     --   $  2,162
                                  ========   ========   ========   ========   ========   ========   ========   ========

                                   -------------------   ---------------------
                                                              HIGH YIELD
                                           BOND                  BOND
                                   -------------------   ---------------------
                                   10/1/95-   10/1/94-   10/1/95-  1/11/95(1)-
                                    9/30/96    9/30/95    9/30/96    9/30/95
                                   --------   --------   --------   --------
OPERATIONS:
   Net Investment Income (Loss)     $ 2,458    $ 5,526   $  5,215   $    971
   Net Realized Gain (Loss) from
     Security Transactions            2,616     (6,522)       484         81
   Net Change in Unrealized
     Appreciation (Depreciation)
     of Investments                  (3,365)    13,663      2,983        364
                                   --------   --------   --------   --------
   Net Increase (Decrease) in Net
     Assets from Operations           1,709     12,667      8,682      1,416
                                   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                         (2,732)    (5,869)    (5,405)      (781)
     Class D                             (5)        (7)        --         --
   Net Realized Gains
     Class A                             --       (876)       (92)        --
     Class D                             --         (1)        --         --
                                   --------   --------   --------   --------
     Total Distributions             (2,737)    (6,753)    (5,497)      (781)
                                   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                   10,939     39,415     85,242     23,824
     Shares Issued in Lieu of
       Cash Distributions             1,312      3,304      5,127        755
     Shares Redeemed                (36,711)  (117,666)    (9,733)    (1,490)
                                   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Class A Transactions         (24,460)   (74,947)    80,636     23,089
                                   --------   --------   --------   --------
   Class D:
     Shares Issued                       --         32         --         --
     Shares Issued in Lieu of Cash
       Distributions                      2          4         --         --
     Shares Redeemed                    (58)       (31)        --         --
                                   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Class D Transactions             (56)         5         --         --
                                   --------   --------   --------   --------
     Increase (Decrease) in Net
       Assets Derived from
       Capital Share
       Transactions                 (24,516)   (74,942)    80,636     23,089
                                   --------   --------   --------   --------
     Net Increase (Decrease)
       in Net Assets                (25,544)   (69,028)    83,821     23,724
                                   --------   --------   --------   --------
NET ASSETS:
   Beginning of Period               54,407    123,435     23,724         --
                                   --------   --------   --------   --------
   End of Period                   $ 28,863   $ 54,407   $107,545   $ 23,724
                                   ========   ========   ========   ========

   Class A:
     Shares Issued
     Shares Issued in Lieu of         1,007      3,914      7,848      2,297
       Cash Distributions
     Shares Redeemed                    121        328        471         72
                                     (3,411)   (11,635)      (892)      (140)
                                   --------   --------   --------   --------
                                     (2,283)    (7,393)     7,427      2,229
                                   ========   ========   ========   ========
   Class D:
     Shares Issued
     Shares Issued in Lieu of            --          3         --         --
       Cash Distributions
     Shares Redeemed                     --         --         --         --
                                         (5)        (3)        --         --
                                   --------   --------   --------   --------
       Total Class D Transactions        (5)        --         --         --
                                   ========   ========   ========   ========

       Undistributed Net
       Investment Income (Loss)    $     --   $    279   $     --   $    190
                                   ========   ========   ========   ========

FINANCIAL HIGHLIGHTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- FOR THE PERIODS ENDED SEPTEMBER 30

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                               NET REALIZED
                                   AND                 DISTRIBUTIONS
          NET ASSET     NET    UNREALIZED    DIVIDENDS     FROM
            VALUE,  INVESTMENT    GAINS      FROM NET    REALIZED    NET ASSET          NET ASSETS
          BEGINNING   INCOME    (LOSSES)    INVESTMENT    CAPITAL   VALUE, END  TOTAL     END OF
          OF PERIOD   (LOSS)  ON SECURITIES   INCOME       GAINS     OF PERIOD  RETURN PERIOD (000)
-----------------------------------------------------------------------------------------------------

-------------------------
LARGE CAP VALUE PORTFOLIO
-------------------------

  CLASS A
  1996      $13.00   $ 0.32      $2.01       $(0.26)      $(0.29)     $14.78    18.33%  $515,011
  1995       10.71     0.33       2.44        (0.33)       (0.15)      13.00    26.83%   331,692
  1994       11.54     0.28      (0.46)       (0.27)       (0.38)      10.71    (1.64)%  133,178
  1993       12.49     0.31       0.22        (0.33)       (1.15)      11.54     4.35%   205,157
  1992       12.05     0.34       0.71        (0.33)       (0.28)      12.49     9.17%   242,065

--------------------------
LARGE CAP GROWTH PORTFOLIO
--------------------------

  1996      $12.75   $ 0.07      $2.51       $(0.08)      $(0.22)     $15.03    20.59%  $482,079
  1995(9)    10.00     0.11       2.72        (0.08)       --          12.75    37.90%   297,377

-------------------------
SMALL CAP VALUE PORTFOLIO
-------------------------

  1996      $12.19   $ 0.02      $1.27       $(0.01)      $(0.30)     $13.17    10.86%  $163,177
  1995(10)   10.00     0.03       2.19        (0.03)       --          12.19    29.38%   102,975

--------------------------
SMALL CAP GROWTH PORTFOLIO
--------------------------

  CLASS A
  1996      $19.88   $(0.08)     $4.37  $     --          $(3.66)     $20.51    26.56%  $380,525
  1995       14.04    (0.14)      5.98        --           --          19.88    41.65%   310,238
  1994       14.67    (0.05)      0.07        --           (0.65)      14.04     0.23%   300,296
  1993       10.65    (0.02)      4.05        (0.01)       --          14.67    37.81%   193,816
  1992(4)    10.00     0.02       0.65        (0.02)       --          10.65    15.07%    36,191
  CLASS D
  1996      $19.78   $(0.07)     $4.24  $     --          $(3.66)     $20.29    26.01%*  $ 1,826
  1995       13.99    (0.09)      5.88        --           --          19.78    41.44%*      786
  1994(7)    14.04    (0.02)     (0.03)       --           --          13.99    (3.02)%*     171

-----------------
MID-CAP PORTFOLIO
-----------------

  CLASS A
  1996      $13.04   $ 0.18      $1.89       $(0.15)  $    --         $14.96    16.03%  $ 24,954
  1995       10.89     0.01       2.14        --           --          13.04    19.78%    27,898
  1994       12.10     0.01      (0.98)       (0.01)       (0.23)      10.89    (8.10)%  108,002
  1993(3)    10.00     0.01       2.10        (0.01)       --          12.10    34.06%    57,669
  CLASS D
  1996**    $12.96   $ 0.14      $1.07       $(0.03)  $    --         $14.14     9.31%* $     --
  1995       10.87    (0.01)      2.10        --           --          12.96    19.26%*      108
  1994(6)    11.19    (0.01)     (0.31)       --           --          10.87    (8.63)%*      60

------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------

  CLASS A
  1996      $16.70   $ 0.20      $3.18       $(0.17)      $(1.77)     $18.14    22.14%  $236,581
  1995       15.18     0.22       2.42        (0.23)       (0.89)      16.70    19.03%   310,693
  1994       16.36     0.24      (0.22)       (0.25)       (0.95)      15.18    (0.11)%  729,100
  1993       15.09     0.32       1.68        (0.30)       (0.43)      16.36    13.50%   776,745
  1992       14.15     0.30       1.23        (0.30)       (0.29)      15.09    11.03%   536,028
  CLASS D
  1996**    $16.69   $ 0.10      $2.67       $(0.07)      $(1.77)     $17.62    17.97%*  $   --
  1995       15.17     0.12       2.45        (0.16)       (0.89)      16.69    18.52%*    1,000
  1994       16.36     0.18      (0.22)       (0.20)       (0.95)      15.17    (0.46)%*   2,182
  1993(2)    16.17     0.05       0.16        (0.02)       --          16.36    10.65%*        2

                                             RATIO OF NET
                     RATIO OF NET  RATIO OF   INVESTMENT
                      INVESTMENT   EXPENSES  INCOME (LOSS)
           RATIO OF     INCOME    TO AVERAGE  TO AVERAGE
           EXPENSES     (LOSS)    NET ASSETS  NET ASSETS    PORTFOLIO   AVERAGE
          TO AVERAGE  TO AVERAGE  (EXCLUDING  (EXCLUDING    TURNOVER  COMMISSION
          NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE      RATE+
---------------------------------------------------------------------------------

-------------------------
LARGE CAP VALUE PORTFOLIO
-------------------------

  CLASS A
  1996      0.83%       2.31%        0.83%       2.31%        75%      $0.0531
  1995      0.76%       2.92%        0.82%       2.86%        99%        N/A
  1994      0.75%       2.51%        0.75%       2.51%        67%        N/A
  1993      0.75%       2.64%        0.76%       2.63%        96%        N/A
  1992      0.75%       2.79%        0.80%       2.74%        17%        N/A

--------------------------
LARGE CAP GROWTH PORTFOLIO
--------------------------

  1996      0.82%       0.50%        0.87%       0.45%        90%      $0.0602
  1995(9)   0.85%       1.15%        0.89%       1.11%        44%        N/A

-------------------------
SMALL CAP VALUE PORTFOLIO
-------------------------

  1996      1.11%       0.15%        1.11%       0.15%       121%      $0.5070
  1995(10)  1.10%       0.26%        1.12%       0.24%        64%        N/A

--------------------------
SMALL CAP GROWTH PORTFOLIO
--------------------------

  CLASS A
  1996      1.10%      (0.63)%       1.11%      (0.64)%      167%       $0.0529
  1995      1.10%      (0.60)%       1.13%      (0.63)%      113%       N/A
  1994      1.01%      (0.51)%       1.11%      (0.61)%       97%       N/A
  1993      0.97%      (0.25)%       1.14%      (0.42)%       85%       N/A
  1992(4)   0.97%       0.49%        1.29%       0.17%        33%       N/A
  CLASS D
  1996      1.49%      (1.02)%       1.49%      (1.02)%      167%      $0.0529
  1995      1.50%      (1.03)%       1.55%      (1.08)%      113%        N/A
  1994(7)   1.49%      (0.92)%       1.52%      (0.95)%       97%        N/A

-----------------
MID-CAP PORTFOLIO
-----------------

  CLASS A
  1996      0.77%       1.28%        0.88%       1.17%       101%      $0.0124
  1995      0.94%       0.04%        1.09%      (0.11)%      108%        N/A
  1994      0.93%       0.03%        1.06%      (0.10)%       89%        N/A
  1993(3)   0.90%       0.26%        1.12%       0.04%        87%        N/A
  CLASS D
  1996**    1.17%       1.04%        1.18%       1.03%       101%       $0.0124
  1995      1.30%      (0.06)%       1.48%      (0.24)%      108%        N/A
  1994(6)   1.36%      (0.41)%       1.45%      (0.50)%       89%        N/A

------------------------------
CAPITAL APPRECIATION PORTFOLIO
------------------------------

  CLASS A
  1996      0.84%       1.20%        0.86%      1.18%        153%      $0.0517
  1995      0.84%       1.39%        0.89%      1.34%        107%        N/A
  1994      0.79%       1.45%        0.84%      1.40%        109%        N/A
  1993      0.75%       2.06%        0.84%      1.97%        119%        N/A
  1992      0.75%       2.12%        0.88%      1.99%         84%        N/A
  CLASS D
  1996**    1.24%       0.78%        1.24%      0.78%        153%      $0.0517
  1995      1.24%       0.98%        1.29%      0.93%        107%        N/A
  1994      1.24%       1.20%        1.27%      1.16%        109%        N/A
  1993(2)   1.15%       2.54%        1.24%      2.45%        119%        N/A


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
56


                               NET REALIZED
                                   AND                 DISTRIBUTIONS
          NET ASSET     NET    UNREALIZED    DIVIDENDS     FROM
            VALUE,  INVESTMENT    GAINS      FROM NET    REALIZED    NET ASSET          NET ASSETS
          BEGINNING   INCOME    (LOSSES)    INVESTMENT    CAPITAL   VALUE, END  TOTAL     END OF
          OF PERIOD           ON SECURITIES   INCOME       GAINS     OF PERIOD  RETURN PERIOD (000)
-----------------------------------------------------------------------------------------------------


-----------------------
EQUITY INCOME PORTFOLIO
-----------------------

  CLASS A
  1996      $16.07    $0.49        $2.20     $(0.41)      $(1.95)     $16.40    18.17%    $202,823
  1995       14.06     0.55         2.48      (0.55)       (0.47)      16.07    23.00%     250,609
  1994       15.00     0.51        (0.38)     (0.50)       (0.57)      14.06     1.05%     418,207
  1993       13.33     0.51         1.75      (0.51)       (0.08)      15.00    17.34%     337,939
  1992       12.36     0.52         1.05      (0.52)       (0.08)      13.33    13.03%     178,756
  CLASS D
  1996**    $16.05    $0.57        $1.62     $(0.24)      $(1.95)     $16.05    14.58%*  $      --
  1995       14.04     0.48         2.50      (0.50)       (0.47)      16.05    22.62%*      2,303
  1994       15.00     0.45        (0.38)     (0.46)       (0.57)      14.04     0.61%*        892
  1993(1)    14.82     0.02         0.16      --           --          15.00    42.39%*          6

------------------
BALANCED PORTFOLIO
------------------

  CLASS A
  1996      $12.76    $0.42        $1.44     $(0.34)      $(0.34)     $13.94    15.01%   $  57,915
  1995       11.52     0.34         1.34      (0.34)       (0.10)      12.76    15.05%      70,464
  1994       12.24     0.23        (0.62)     (0.22)       (0.11)      11.52    (3.25)%     65,480
  1993       11.35     0.25         1.29      (0.26)       (0.39)      12.24    14.49%      33,807
  1992       10.70     0.52         0.73      (0.53)       (0.07)      11.35    11.64%       5,974

---------------------------
CORE FIXED INCOME PORTFOLIO
---------------------------

  CLASS A
  1996      $10.46    $0.64       $(0.18)    $(0.69)$      --         $10.23     4.51%    $655,300
  1995        9.65     0.65         0.82      (0.66)       --          10.46    15.87%     419,959
  1994       10.87     0.56        (1.12)     (0.55)       (0.11)       9.65    (5.36)%    311,955
  1993       10.77     0.60         0.28      (0.60)       (0.18)      10.87     8.58%     295,798
  1992       10.30     0.69         0.49      (0.69)       (0.02)      10.77    11.91%     213,632
  CLASS D
  1996**    $10.44    $0.46       $(0.22)    $(0.49)$      --         $10.19     2.32%*  $      --
  1995        9.65     0.62         0.79      (0.62)       --          10.44    15.24%*        209
  1994(8)     9.77     0.21        (0.15)     (0.18)       --           9.65     3.29%*         44

                                               RATIO OF NET
                                     RATIO OF   INVESTMENT
                      RATIO OF NET   EXPENSES     INCOME
            RATIO OF   INVESTMENT   TO AVERAGE  TO AVERAGE
            EXPENSES     INCOME     NET ASSETS  NET ASSETS    PORTFOLIO   AVERAGE
           TO AVERAGE  TO AVERAGE  (EXCLUDING  (EXCLUDING    TURNOVER  COMMISSION
           NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE      RATE+
----------------------------------------------------------------------------------


-----------------------
EQUITY INCOME PORTFOLIO
-----------------------

  CLASS A
  1996       0.83%       3.00%        0.86%       2.97%         43%      $0.0429
  1995       0.82%       3.72%        0.88%       3.66%         47%        N/A
  1994       0.78%       3.68%        0.84%       3.62%         28%        N/A
  1993       0.75%       3.73%        0.85%       3.63%         39%        N/A
  1992       0.75%       4.15%        0.87%       4.03%         18%        N/A
  CLASS D
  1996**     1.22%       2.70%        1.23%       2.69%         43%      $0.0429
  1995       1.22%       3.21%        1.30%       3.13%         47%        N/A
  1994       1.20%       3.36%        1.35%       3.21%         28%        N/A
  1993(1)    1.15%       5.39%        1.46%       5.08%         39%        N/A

------------------
BALANCED PORTFOLIO
------------------

  CLASS A
  1996       0.75%       2.98%        0.84%       2.89%        143%      $0.0382
  1995       0.75%       2.92%        0.90%       2.77%        159%        N/A
  1994       0.75%       2.05%        0.91%       1.89%        149%        N/A
  1993       0.75%       2.24%        0.94%       2.05%        109%        N/A
  1992       0.75%       4.83%        1.12%       4.46%        101%        N/A

---------------------------
CORE FIXED INCOME PORTFOLIO
---------------------------

  CLASS A
  1996       0.57%       6.24%        0.64%       6.17%        311%        N/A
  1995       0.55%       6.60%        0.68%       6.47%        294%        N/A
  1994       0.55%       5.57%        0.62%       5.50%        370%        N/A
  1993       0.55%       5.63%        0.66%       5.52%         35%        N/A
  1992       0.55%       6.71%        0.68%       6.58%         39%        N/A
  CLASS D
  1996**     0.96%       5.75%        0.96%       5.75%        311%        N/A
  1995       0.95%       6.17%        1.09%       6.03%        294%        N/A
  1994(8)    0.92%       5.91%        1.00%       5.83%        370%        N/A

FINANCIAL HIGHLIGHTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- FOR THE PERIODS ENDED SEPTEMBER 30

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                              NET REALIZED
                                  AND                 DISTRIBUTIONS
          NET ASSET            UNREALIZED   DIVIDENDS     FROM
            VALUE,      NET      GAINS      FROM NET    REALIZED    NET ASSET          NET ASSETS
          BEGINNING INVESTMENT (LOSSES)    INVESTMENT    CAPITAL   VALUE, END  TOTAL     END OF
          OF PERIOD   INCOME  ON SECURITIES  INCOME       GAINS     OF PERIOD  RETURN PERIOD (000)
----------------------------------------------------------------------------------------------------

--------------
BOND PORTFOLIO
--------------

  CLASS A
  1996      $10.86    $0.62     $(0.19)     $(0.68)    $   --        $10.61     4.01%     $ 28,863
  1995        9.95     0.70       0.97       (0.69)      (0.07)       10.86    17.53%      54,286
  1994       12.25     0.59      (1.62)      (0.59)      (0.68)        9.95    (9.12)%    123,329
  1993       11.09     0.66       1.19       (0.67)      (0.02)       12.25    17.36%      97,163
  1992       10.47     0.73       0.62       (0.73)        --         11.09    13.52%      65,061
  CLASS D
  1996**    $10.84    $0.47     $(0.23)     $(0.48)    $   --        $10.60     2.24%*    $    --
  1995        9.94     0.62       1.00       (0.65)      (0.07)       10.84    16.97%*        121
  1994       12.24     0.58      (1.64)      (0.56)      (0.68)        9.94    (9.37)%*       106
  1993(5)    12.07     0.07       0.15       (0.05)        --         12.24    14.75%*          2

-------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------

  1996      $10.64    $0.94      $0.62      $(1.03)     $(0.03)      $11.14    15.46%    $107,545
  1995(11)   10.00     0.67       0.55       (0.58)        --         10.64    17.72%      23,724

                                              RATIO OF NET
                                   RATIO OF   INVESTMENT
                     RATIO OF NET  EXPENSES     INCOME
           RATIO OF   INVESTMENT  TO AVERAGE  TO AVERAGE
           EXPENSES     INCOME    NET ASSETS  NET ASSETS    PORTFOLIO
          TO AVERAGE  TO AVERAGE  (EXCLUDING  (EXCLUDING    TURNOVER
          NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE
---------------------------------------------------------------------

--------------
BOND PORTFOLIO
--------------

  CLASS A
  1996        0.57%      5.68%       0.70%       5.55%        66%
  1995        0.55%      6.46%       0.70%       6.31%        79%
  1994        0.55%      5.61%       0.67%       5.49%        73%
  1993        0.55%      5.87%       0.66%       5.76%        47%
  1992        0.55%      6.98%       0.71%       6.82%        24%
  CLASS D
  1996**      0.96%      5.26%       1.09%       5.13%        66%
  1995        0.95%      5.96%       1.10%       5.81%        79%
  1994        0.95%      5.38%       1.86%       4.47%        73%
  1993(5)     0.95%      4.66%       1.06%       4.55%        47%

-------------------------
HIGH YIELD BOND PORTFOLIO
-------------------------

  1996        0.87%      9.01%       0.94%       8.94%        55%
  1995(11)    0.67%     10.02%       0.86%       9.83%        56%

   1 EQUITY INCOME CLASS D SHARES WERE OFFERED BEGINNING SEPTEMBER 22, 1993. ALL
     RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   2 CAPITAL APPRECIATION CLASS D SHARES WERE OFFERED BEGINNING AUGUST 16, 1993.
     ALL RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   3 MID-CAP CLASS A SHARES WERE OFFERED BEGINNING FEBRUARY 16, 1993. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   4 SMALL CAP GROWTH CLASS A SHARES WERE OFFERED BEGINNING APRIL 20, 1992. ALL
     RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   5 BOND CLASS D SHARES WERE OFFERED BEGINNING AUGUST 16, 1993. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   6 MID-CAP CLASS D SHARES WERE OFFERED BEGINNING MAY 2, 1994. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   7 SMALL CAP GROWTH CLASS D SHARES WERE OFFERED MAY 2, 1994. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   8 CORE FIXED INCOME CLASS D SHARES WERE OFFERED BEGINNING MAY 9, 1994. ALL
     RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   9 LARGE CAP GROWTH SHARES WERE OFFERED BEGINNING DECEMBER 20, 1994. ALL
     RATIOS INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
  10 SMALL CAP VALUE SHARES WERE OFFERED BEGINNING DECEMBER 20, 1994. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
  11 HIGH YIELD BOND SHARES WERE OFFERED BEGINNING JANUARY 11, 1995. ALL RATIOS
     INCLUDING TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
   * SALES LOAD IS NOT REFLECTED IN TOTAL RETURN.
  ** FOR THE PERIOD ENDED JUNE 28, 1996. ALL RATIOS FOR THAT PERIOD HAVE BEEN
     ANNUALIZED. TOTAL RETURN HAS NOT BEN ANNUALIZED.
   + AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES
     DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER 9/1/95.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996



1.    ORGANIZATION
SEI Institutional Managed Trust (the "Trust") is organized as a Massachusetts Business Trust under a Declaration of Trust dated October 20, 1986.

2.    SIGNIFICANT ACCOUNTING POLICIES
The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with eleven diversified Portfolios (the "Portfolios"): Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond, and High Yield Bond. The Trust is registered to offer Class A shares of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond, and High Yield Bond Portfolios and Class D shares of the Small Cap Growth Portfolio. The Funds' prospectus provides a description of each Fund's investment objective, policies, and strategies. The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.
     FEDERAL INCOME TAXES--It is each Portfolio's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.
     NET ASSET VALUE PER SHARE--Net asset value per share is calculated on a daily basis by dividing the assets of each Portfolio less its liabilities by the number of outstanding shares of the Portfolio.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the repurchase agreement. The Portfolios also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreement and procedures adopted by the Manager and the Advisers of the Trust ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.
     DISCOUNT AND PREMIUM AMORTIZATION--All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.
     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to the Portfolios on the basis of relative net assets.
     CLASSES--Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.
     FUTURES CONTRACTS--The Large Cap Growth, Large Cap Value, Small Cap Value, Small Cap Growth, Capital Appreciation and Equity Income Portfolios utilized S&P 500 Index futures contracts and the Core Fixed Income Portfolio utilized U.S. Long Bond futures contracts during the year ended September 30, 1996. The Portfolio's investment in S&P 500 Index futures contracts is designed to enable the Portfolios to more closely approximate the performance of their benchmark indices. The Core Fixed Income Portfolio's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized

NOTES TO FINANCIAL STATEMENTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.
     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform. Futures contracts involve risk of loss in excess of the amounts recognized in the Statement of Net Assets to the extent of contract amounts.
     DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME AND CAPITAL GAIN--Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Based on this Statement of Position, the Large Cap Value Portfolio, Large Cap Growth Portfolio, and Small Cap Growth Portfolio reclassified $126,000, $30,000, and $8,000, respectively, from undistributed net realized gain to paid-in capital. Net investment income, net realized gains, and net assets were not affected by these reclassifications.
     For the year ended September 30, 1996, the Large Cap Value Portfolio, Large Cap Growth Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio and Core Fixed Income Portfolio transferred securities to shareholders in order to meet fund share redemptions. This security transfer resulted in non-taxable realized gains and losses to the Portfolios of $19,956,000, $19,428,000, $2,887,000, $6,923,000, and ($2,416,000), respectively, which is included in paid-in capital, a component of equity.
     STRUCTURED NOTES AND INDEXED NOTES--The Core Fixed Income Portfolio may invest in structured notes and indexed notes whose values are linked either directly or inversely to changes in foreign currency exchange rates, interest rates, indices, or other reference instruments. The values of these instruments may be more volatile than the rates, indices or instruments to which they refer, but any loss is limited to the amount of the original investment.
     OTHER--Security transactions are recorded on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

3.    MANAGEMENT, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS
     The Trust and SEI Fund Management (the "Manager"), are parties to a management agreement (the "Agreement") dated January 22, 1987. Under this Agreement, the Manager provides management, administrative, and shareholder servicing for an annual fee of .35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Small Cap Value, High Yield Bond, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, and Balanced Portfolios; and .28% of the average daily net assets of the Core Fixed Income and Bond Portfolios. The Manager has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Portfolio. Any such waiver is voluntary and may be terminated at any time at the Manager's sole discretion.
     SEI Financial Management ("SFM") serves as investment adviser to each Portfolio. In connection with serving as investment adviser, SFM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the Large Cap Value Portfolio's average daily net assets, at an annual rate of
 .40% of the Large Cap Growth, Mid-Cap, Capital Appreciation, Equity Income and Balanced Portfolios' average daily net assets, at an annual rate of .65% of the Small Cap Value and Small Cap Growth Portfolios' average daily net assets, at an annual rate of .275% of the Core Fixed Income and Bond Portfolios' average daily net assets and .4875% of the High Yield Bond Portfolio's average daily net assets. The adviser has voluntarily agreed to waive a portion of its fee in an amount equal to .05% of the average daily net assets of the Capital Appreciation, Equity Income, and Balanced Portfolios. Prior to November 13, 1995, Western Asset Management Company served as investment adviser to the Core Fixed Income Portfolio. For the year ended September 30, 1996, SFM and Western Asset Management Company received $1,361,000 and $63,000, respectively, as compensation for its services as investment adviser to the Core Fixed Income Portfolio.
     Mellon Equity Associates, Merus-UCA Capital Management and LSV Capital Management each serve as an investment sub-adviser to a portion of the assets of the Large Cap Value Portfolio and are party to investment sub-advisory agreements with the Trust and SFM dated December 16, 1994, April 1, 1996 and March 31, 1995, respectively. Under the investment sub-advisory agreements, each party receives an annual fee, paid by SFM.
     IDS Advisory Group, Inc., Alliance Capital Management L.P., and Provident Investment Counsel, Inc. each serve as an investment sub-adviser to a portion of the assets of the Large Cap Growth Portfolio and are party to investment sub-advisory agreements with the Trust and SFM dated December 16, 1994, December 16, 1994, and May 1, 1996, respectively. Under the investment sub-advisory agreements, each party receives an annual fee, paid by SFM.
     1838 Investment Advisors, L.P. and Boston Partners Asset Management, L.P. each serve as an investment sub-adviser to a portion of the assets of the Small Cap Value Portfolio and are party to investment sub-advisory agreements with the Trust and SFM dated December 18, 1994, and November 13, 1995, respectively. Under the investment sub-advisory agreements, each party receives an annual fee, paid by SFM.
     Nicholas-Applegate Capital Management, Inc., First of America Investment Corporation, Wall Street Associates, and Apodaca-Johnston Capital Management, Inc. each serve as an investment sub-adviser to a portion of the assets of the Small Cap Growth Portfolio and are party to investment sub-advisory agreements with the Trust and SFM dated August 11, 1995, June 14, 1996, August 11, 1995 and August 11, 1995, respectively. Under the investment sub-advisory agreements, each party receives an annual fee, paid by SFM.
     Martingale Asset Management, L.P. serves as investment sub-adviser to the Mid-Cap Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated August 14, 1995. Under the investment sub-advisory agreement, Martingale Asset Management, L.P. receives an annual fee, paid by SFM.
     Merus-UCA Capital Management serves as investment sub-adviser to the Equity Income Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated April 1, 1996. Under the investment sub-advisory agreement, Merus-UCACapital Management receives an annual fee, paid by SFM.
     STI Capital Management, N.A. ("STI") serves as investment sub-adviser to the Capital Appreciation and Balanced Portfolios and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Under the investment sub-advisory agreement, STI receives an annual fee for each Portfolio, paid by SFM.
     Boatmen's Trust Company serves as investment sub-adviser to the Bond Portfolio and is a party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Under the investment sub-advisory agreement, Boatmen's Trust Company receives an annual fee, paid by SFM.
     Western Asset Management Company, BlackRock Financial Management, Inc., and Firstar Investment Research & Management Company each serve as an investment sub-adviser to a portion of the assets of the Core Fixed Income Portfolio and are parties to investment sub-advisory agreements with the Trust and SFM dated November 13, 1995, January 2, 1996, and November 13, 1995, respectively. Under the investment sub-advisory agreements, each party receives an annual fee, paid by SFM.
     BEA Associates serves as investment sub-adviser to the High Yield Bond Portfolio and is a party to an investment sub-advisory agreement with the Trust and SFM dated August 11, 1995. Under the investment sub-advisory agreement, BEA Associates receives an annual fee, paid by SFM.
     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement with the Trust. Effective April 15, 1996, the Trust adopted a shareholder servicing plan for Class A shares (the "Class A Plan") under which a shareholder servicing fee of up to .25% of average daily

NOTES TO FINANCIAL STATEMENTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996


net assets attributable to Class A shares will be paid to the Distributor. Prior to April 15, 1996, SEI Financial Services Company acted as the distributor of shares of the Trust under distribution plans which provided for the Trust to reimburse the Distributor for certain distribution-related expenses incurred by the Distributor. Such expenses could not exceed .30% of the average daily net assets of a Portfolio, provided the expenses were permissable as to both type and amount under a budget approved and monitored by the Board of Trustees.
     The Trust has adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to which a 12b-1 fee of up to .30% of the average daily net assets attributable to the Class D shares will be paid to the Distributor. This payment may be used to compensate financial institutions that provide distribution-related services to their customers. Under both the Class A Plan and the Class D Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.
     The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on portfolio transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that portfolio transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

4.    ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
      Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of the redemption.
     Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.
     Each of the Portfolios also used the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Such commissions for repurchase agreements placed during the period ended September 30, 1996 were nominal in the aggregate.

5.    INVESTMENT TRANSACTIONS
     The cost of security purchases and proceeds from the sale of securities including US Government securities, other than temporary cash investments during the year ended September 30, 1996, were as follows:

                                     PURCHASES     SALES
                                       (000)       (000)
                                     ---------   --------
Large Cap Value                      $439,581    $329,337
Large Cap Growth                      461,417     360,481
Small Cap Value                       201,236     162,541
Small Cap Growth                      509,779     545,170
Mid-Cap                                23,386      28,383
Capital Appreciation                  384,279     502,356
Equity Income                          97,176     177,950
Balanced                               87,568     108,035
Core Fixed Income                   1,709,135   1,452,054
Bond                                   26,281      50,333
High Yield Bond                       106,299      29,932

     At September 30, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments at September 30, 1996 is as follows:
                                                    NET
                                                UNREALIZED
                    APPRECIATED   DEPRECIATED  APPRECIATION/
                    SECURITIES    SECURITIES   DEPRECIATION
                       (000)         (000)         (000)
                    -----------   -----------   -----------
Large Cap Value       $56,614       $(8,246)      $48,368
Large Cap Growth       73,440       (11,926)       61,514
Small Cap Value        18,635        (7,581)       11,054
Small Cap Growth       89,570       (12,700)       76,870
Mid-Cap                 3,869          (813)        3,056
Capital Appreciation   29,000        (4,438)       24,562
Equity Income          34,602        (1,669)       32,933
Balanced                4,328          (800)        3,528
Core Fixed Income       4,026        (9,004)       (4,978)
Bond                      222          (279)          (57)
High Yield Bond         4,249          (902)        3,347

     At September, 30, 1996 the following Portfolio had available realized capital losses to offset future net capital gains through fiscal year ended 2004.

                                                (000)
                                              -------
Bond                                          $ 3,695

6.    FUTURES CONTRACTS
     The following Portfolios had futures contracts open as of September 30, 1996:

                                                            UNREALIZED
    CONTRACT       NUMBER OF      TRADE      SETTLEMENT     GAIN/(LOSS)
   DESCRIPTION     CONTRACTS      PRICE         MONTH          (000)
-----------------  ---------     -------    -------------   ----------
Core Fixed Income

U.S. 5 Year Note     103         $104.42    December 1996      $120
U.S. 5 Year Note      85          104.69    December 1996        76
U.S. 5 Year Note      51          105.39    December 1996        10
U.S. 5 Year Note      11          105.41    December 1996         2
U.S. 5 Year Note      10          104.44    December 1996        12
U.S. 5 Year Note       6          105.38    December 1996         1
U.S. 5 Year Note       6          105.42    December 1996         1
U.S. 5 Year Note       2          105.44    December 1996        --

U.S. 10 Year Note     65          105.69    December 1996       103

U.S. Long T-Bond     (35)         109.19    December 1996        --
U.S. Long T-Bond     (25)         108.78    December 1996       (10)
U.S. Long T-Bond     (24)         107.87    December 1996       (32)
U.S. Long T-Bond     (18)         109.22    December 1996         1
U.S. Long T-Bond      (6)         107.21    December 1996       (12)
U.S. Long T-Bond      (5)         108.62    December 1996        (3)
                                                               ----
                                                               $269
                                                               ====

Large Cap Value

S & P 500             28         $691.97    December 1996       $(8)
S & P 500              4          694.02    December 1996        (5)
S & P 500              2          686.92    December 1996         5
S & P 500              2          691.12    December 1996        --
S & P 500              2          691.72    December 1996        --
S & P 500              1          688.62    December 1996         1
S & P 500              1          691.02    December 1996        --
S & P 500              1          693.47    December 1996        (1)
S & P 500              1          691.97    December 1996        --
                                                               ----
                                                               $ (8)
                                                               ====

                                                             UNREALIZED
   CONTRACT        NUMBER OF      TRADE       SETTLEMENT     GAIN/(LOSS)
  DESCRIPTION      CONTRACTS      PRICE         MONTH          (000)
----------------   ---------      -----     -------------    ----------
Large Cap Growth

S & P 500             11         $691.97    December 1996      $ (3)
S & P 500              5          694.02    December 1996        (7)
S & P 500              3          686.02    December 1996         8
S & P 500              2          685.72    December 1996         6
S & P 500              2          691.12    December 1996        --
S & P 500              2          691.72    December 1996        --
S & P 500              1          676.12    December 1996         8
S & P 500              1          685.92    December 1996         3
S & P 500              1          688.62    December 1996         1
S & P 500              1          693.47    December 1996        (1)
                                                               ----
                                                               $ 15
                                                               ====
Small Cap Value

S & P 500              7         $691.97    December 1996       $(2)
S & P 500              1          676.12    December 1996         8
S & P 500              1          685.72    December 1996         3
S & P 500              1          685.92    December 1996         3
S & P 500              1          686.92    December 1996         2
S & P 500              1          688.62    December 1996         1
S & P 500              1          689.57    December 1996         1
S & P 500              1          689.82    December 1996         1
S & P 500              1          693.47    December 1996        (1)
S & P 500              1          694.02    December 1996        (2)
                                                               ----
                                                               $ 14
                                                               ====

Small Cap Growth

S & P 500             51         $691.97    December 1996      $(14)
S & P 500              8          693.47    December 1996        (8)
S & P 500              2          694.02    December 1996        (3)
S & P 500              1          686.92    December 1996         2
S & P 500              1          691.12    December 1996        --
                                                               ----
                                                               $(23)
                                                               ====

Capital Appreciati    on

S & P 500             17         $691.97    December 1996       $(5)
S & P 500              2          693.47    December 1996        (2)
                                                               ----
                                                                $(7)
                                                               ====

Equity Income

S & P 500              6         $691.97    December 1996      $ (2)
S & P 500              1          691.02    December 1996        --
                                                               ----
                                                               $ (2)
                                                               ====

SHAREHOLDER VOTING RESULTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996 (UNAUDITED)


NOVEMBER 13, 1995

There was a special meeting of shareholders held on November 13, 1995 at which shareholders of the Small Cap Value and Core Fixed Income Portfolios (each a "Portfolio," and together, the "Portfolios") voted on a series of proposals. Each proposal and the results of the shareholder meeting are set forth below. There were no broker non-votes submitted at the meeting.

I. Proposal to combine each Portfolio's fundamental limitation concerning diversification with each Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,113,079.00      22,771,601.00
Against          550,642.00         541,137.00
Abstain           49,928.00         187,401.00

II. Proposal to amend each Portfolio's fundamental limitation concerning borrowing.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            3,507,735.00      19,497,517.00
Against        1,158,193.00       3,830,043.00
Abstain           47,720.00         172,580.00

III. Proposal to amend each Portfolio's fundamental limitation concerning making loans.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            3,979,722.00      19,613,513.00
Against          697,399.00       3,665,588.00
Abstain           54,528.00         221,038.00

IV. Proposal to reclassify each Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,252,153.00      20,760,963.00
Against          407,329.00       2,526,334.00
Abstain           54,166.00         212,842.00

V. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,272,723.00      20,680,514.00
Against          387,178.00       2,584,648.00
Abstain           53,747.00         234,978.00

VI. Proposal to amend each Portfolio's fundamental limitation concerning investment in real estate and commodities.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,276,416.00      20,749,674.00
Against          375,662.00       2,494,544.00
Abstain           61,570.00         255,921.00

VII. Proposal to reclassify each Portfolio's fundamental limitation concerning short sales and margin sales as non-fundamental, and to amend certain language.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,256,773.00      18,710,677.00
Against          392,179.00       4,515,282.00
Abstain           64,696.00         274,181.00

--------------------------------------------------------------------------------
VIII. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,628,252.00      21,556,534.00
Against           35,340.00       1,766,179.00
Abstain           50,057.00         177,426.00


IX. Proposal to amend each Portfolio's fundamental limitation concerning the issuance of senior securities.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,306,930.00      20,852,023.00
Against          356,185.00       2,476,774.00
Abstain           50,533.00         171,342.00



X. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,016,529.00      19,640,993.00
Against          648,955.00       3,692,705.00
Abstain           48,164.00         166,440.00


XI. Proposal to reclassify each Portfolio's fundamental limitation concerning investment of more than 5% of its total assets in securities of companies with less than three years of operating history as non-fundamental.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            3,832,615.00      18,956,422.00
Against          820,586.00       4,220,530.00
Abstain           60,447.00         323,187.00

XII. Proposal to eliminate each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.

                SMALL CAP          CORE FIXED
                   VALUE             INCOME
For            4,251,855.00      20,693,057.00
Against          411,139.00       2,636,932.00
Abstain           50,653.00         170,150.00

XIII. Authorization for the Board of Trustees to appoint Investment Sub-Advisers to the Core Fixed Income Portfolio of the Trust without seeking approval by the Portfolio's shareholders of the contracts pursuant to which such Sub-Advisers serve.


                CORE FIXED
                  INCOME
For           22,528,766.00
Against          688,121.00
Abstain          283,252.00

XIV. Approval of SFM as the Investment Adviser to the Core Fixed Income Portfolio, and approval of an Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

                CORE FIXED
                  INCOME
For           23,071,285.00
Against          201,170.00
Abstain          227,684.00


XV. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Value Portfolio.

                SMALL CAP
                   VALUE
For            4,643,467.00
Against           17,760.00
Abstain           52,422.00

SHAREHOLDER VOTING RESULTS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996 (UNAUDITED)


XVI. Approval of the selection of BlackRock Financial Management, Inc. (BlackRock) as an Investment Sub-Adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and BlackRock.

                CORE FIXED
                  INCOME
For           22,933,056.00
Against          338,184.00
Abstain          228,899.00


XVII. Approval of the selection of Firstar Investment Research & Management Company (FIRMCO) as an Investment Sub-Adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and FIRMCO.

                CORE FIXED
                  INCOME
For           23,095,963.00
Against          208,976.00
Abstain          195,200.00

XVIII. Approval of the selection of Western Asset Management Company (Western) as an Investment Sub-Adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Western.

                CORE FIXED
                  INCOME
For           23,221,706.00
Against           68,469.00
Abstain          209,964.00


MARCH 20, 1996

     There was a special meeting of shareholders held on March 20, 1996 at which shareholders of the Large Cap Value and Equity Income Portfolios (each a "Portfolio", and together, the "Portfolios") voted on a series of proposals. Each proposal and the results of the shareholder meeting are set forth below. There were no broker non-votes submitted at the meeting.

I. Proposal to approve the selection of Union Bank of California ("UBOC") as Investment Sub-Adviser to the Trust's Large Cap Value Portfolio and to approve a new Investment Sub-Advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

                 LARGE CAP
                   VALUE
For           18,453,574.00
Against           61,570.00
Abstain          237,084.00

II. Proposal to approve the selection of Union Bank of California ("UBOC") as Investment Sub-Adviser to the Trust's Equity Income Portfolio and to approve a new Investment Sub-Advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

               EQUITY INCOME
For           11,164,318.00
Against          152,773.00
Abstain           65,392.00

JULY 5, 1996
------------


     There was a special meeting scheduled for July 5, 1996 at which the shareholders of the SEI Institutional Managed Trust voted on a proposal to elect a Board of Trustees. Due to a lack of quorum on July 5, 1996, the meeting was adjourned until August 14, 1996. The name of each Trustee elected at the meeting and the results of the Shareholder Vote are listed below. There are no additional trustees whose term of office continued after the meeting.

     PROPOSAL 1: To consider and act upon a proposal to elect a Board of Trustees.

TRUSTEE                   SHARES VOTED "FOR"     SHARES WITHHELD AUTHORITY
--------                  ------------------     -------------------------
Robert A. Nesher              132,773,159                 740,626
Frank E. Morris               132,752,299                 761,486
William M. Doran              132,758,455                 755,330
F. Wendell Gooch              132,811,802                 701,983
James M. Storey               132,824,485                 689,300
George J. Sullivan, Jr.       132,763,445                 750,340

NOTICE TO SHAREHOLDERS
================================================================================

SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 1996--(UNAUDITED)



For shareholders that do not have a September 30, 1996 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1996 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 1996 the portfolios of the SEI Institutional Managed Trust are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                       (A)           (B)
                    LONG TERM     ORDINARY
                  CAPITAL GAINS    INCOME         TOTAL
                  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
PORTFOLIO          (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
---------         ------------- ------------- -------------
Large Cap Growth        0%          100%          100%
Small Cap Value         0%          100%          100%
High Yield Bond         0%          100%          100%
Large Cap Value        14%           86%          100%
Capital Appreciation   46%           54%          100%
Equity Income          71%           29%          100%
Balanced                0%          100%          100%
Core Fixed Income       0%          100%          100%
Bond                    0%          100%          100%
Small Cap Growth       87%           13%          100%
Mid-Cap                 0%          100%          100%

                       (C)           (D)
                   QUALIFYING    TAX EXEMPT      FOREIGN
PORTFOLIO         DIVIDENDS (1)   INTEREST     TAX CREDIT
---------         -------------  ----------    ----------
Large Cap Growth       34%            0%            0%
Small Cap Value         9%            0%            0%
High Yield Bond         0%            0%            0%
Large Cap Value        53%            0%            0%
Capital Appreciation    8%            0%            0%
Equity Income          52%            0%            0%
Balanced                6%            0%            0%
Core Fixed Income       0%            0%            0%
Bond                    0%            0%            0%
Small Cap Growth        1%            0%            0%
Mid-Cap                27%            0%            0%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
   Items (A) and (B) are based on the percentage of each portfolio's total distribution.
   Items (C) and (D) are based on the percentage of ordinary income distributions of each portfolio.

==========================
SEI INSTITUTIONAL
==========================
MANAGED TRUST
==========================
ANNUAL REPORT
==========================
SEPTEMBER 30, 1996

Robert A. Nesher
CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
Frank E. Morris
James M. Storey
George J. Sullivan, Jr.

OFFICERS
David G. Lee
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Barbara A. Nugent
VICE PRESIDENT, ASSISTANT SECRETARY
Marc H. Cahn
VICE PRESIDENT, ASSISTANT SECRETARY
Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY
Kathryn L. Stanton
VICE PRESIDENT, ASSISTANT SECRETARY
Sandra K. Orlow
VICE PRESIDENT, ASSISTANT SECRETARY
Joseph M. Lydon
VICE PRESIDENT, ASSISTANT SECRETARY
Kevin P. Robins
VICE PRESIDENT, ASSISTANT SECRETARY
Stephen G. Meyer
CONTROLLER, CHIEF FINANCIAL OFFICER
Richard W. Grant
SECRETARY

INVESTMENT ADVISORS
EQUITY & BALANCED PORTFOLIOS
SEI Financial Management Corporation
FIXED INCOME PORTFOLIOS
SEI Financial Management Corporation

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Fund Management

DISTRIBUTOR
SEI Financial Services Company

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT PUBLIC ACCOUNTANT
Price Waterhouse LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. SHARES OF THE SEI FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
FOR MORE INFORMATION CALL 1-800-DIAL-SEI/1-800-342-5734

[LOGO]
SEI
FINANCIAL
SERVICES
COMPANY
680 East Swedesford Road
Wayne, PA 19087-1658
800-DIAL-SEI/800-342-5734



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